UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)

Information Required in Proxy Statement
Schedule 14A Information
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12
Lazard, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Notice of Annual Meeting and Proxy Statement

2026 Annual Meeting of Shareholders

May 21, 2026

Our Mission

Lazard’s mission is to provide independent, differentiated advice and investment solutions grounded in contextual alpha—the broad insight needed to navigate macroeconomic, geopolitical, and other forces, helping leaders see beyond what the world sees today.
This mission is realized through our ability to combine global perspectives with deeply rooted local expertise, a strength that has sustained our evolution and success for more than 175 years.

Our Firm succeeds with the unrivaled collective intellectual capital across our two businesses, Financial Advisory and Asset Management.

Our Culture embraces a commercial and collegial approach, with trust, judgment, and integrity at the center of everything we do.

Our Value is in our firm’s transformation, leveraging AI to meaningfully scale our intellectual capital while reinforcing client relationships as our foundation for growth.

2026 Proxy Statement	1

Notice of Annual Meeting of Shareholders

Items of Business		Recommendations

1	Election of Directors	Yes

2	Advisory Vote on Approval of Executive Compensation	Yes

3	Approval of Amendment of Certificate of Incorporation to Declassify the Board of Directors	Yes

4	Approval of Amendment of 2018 Incentive Compensation Plan	Yes

5	Ratification of Appointment of Independent Registered Public Accounting Firm	Yes

Shareholders as of the close of business on April 6, 2026, the record date, may vote at the meeting.
If you are a registered shareholder, you may vote online, by telephone or by mailing a proxy card. If you hold your shares through a bank, broker or other institution, you will receive a voting instruction form that explains the various ways you can vote. We encourage you to vote your shares as soon as possible.
April 10, 2026
By Order of the Board of Directors,
Christian A. Weideman
General Counsel
Lazard, Inc.
30 Rockefeller Plaza
New York, NY 10112

Date and Time
Thursday, May 21, 2026 10:00 a.m., Eastern Daylight Time

Online Virtual Meeting Site

www.virtualshareholdermeeting.com/ LAZ2026

Information on how to access the meeting, vote and ask questions at the meeting can be found beginning on page 111 of the Proxy Statement.

How to Vote

Online
Phone
Mail
At the Virtual Meeting

Important Notice
Regarding Availability
of Proxy Materials for
Lazard’s Shareholder
Meeting to Be Held on
May 21, 2026
The Proxy Statement and 2025
Annual Report, which includes
financial statements for the
period ended December 31, 2025
and the related independent
auditor’s reports, are available at
www.lazard.com.
We are making the proxy materials
first available on April 7, 2026.

2	2026 Proxy Statement

A Note from Our CEO and Chairman

Peter Orszag CEO and Chairman
2025 marked the second full year executing our Lazard 2030 long‑term growth strategy, with results that reflect the ongoing transformation of our businesses—advancing our commercial and collegial culture, investing in exceptional talent, and building an AI-enabled workforce in service of our commitment to being the world’s leading independent financial firm.

Business Performance
Financial Advisory delivered record revenue of $1.8 billion in 2025, supported by strong contributions across M&A, restructuring and liability management, and private capital advisory. Revenue associated with private capital continued
to expand and now represents approximately 40 percent of advisory revenue. Our focus on productivity is already delivering results, with average revenue per Managing Director of $8.9 million, up $2.5 million since 2023 and exceeding our 2025 goal.
Asset Management achieved a clear inflection point in 2025, with $1.2 billion in revenue, AUM growth of 12 percent, and record gross inflows driven by investment performance and focused product prioritization. Strong demand, as evidenced by $13 billion in won but not yet funded mandates at year-end—higher than the prior year—and by early success in our
ETF platform, with seven active ETFs launched and over $1 billion in AUM, underscore growing client engagement.
Profitable Growth
In 2026, our focus remains on delivering profitable growth while investing to support our long-term strategy. Investments in Financial Advisory talent have already contributed to higher productivity, with further gains expected as newer
Managing Directors become more tenured on our platform, mandate selection becomes increasingly disciplined, and AI enhances analytical capabilities and execution. In Asset Management, we anticipate margin expansion over time supported by improved performance and strengthened distribution alongside a more focused product offering. We will continue to manage expenses carefully while investing in talent, technology, and growth initiatives that create sustainable value.
Our results over the past two years validate our strategy and reinforce our conviction in opportunities ahead. We remain committed to disciplined capital allocation, prudent investment in growth, and a culture that empowers our teams to deliver excellence for our clients.
We also remain committed to ongoing, proactive engagement with our shareholders, whose perspectives help shape our decisions and strengthen our company. Thank you for your support and continued partnership.

Peter R. Orszag Chief Executive Officer and Chairman

2026 Proxy Statement	3

A Note from Our Lead Independent Director

As Lead Independent Director, on behalf of Lazard’s Board of Directors I want to reaffirm our commitment to strong governance and oversight informed by your feedback.
Dan Schulman Lead Independent Director

Shareholder Engagement
We enhanced overall shareholder engagement in 2025, conducting both our customary spring proxy-related outreach and an additional fall off-cycle program. We also expanded board involvement, with several members of our
Compensation Committee including myself participating directly in these conversations. This enabled the Board to hear firsthand from a broad cross‑section of shareholders on strategy, performance, governance, and compensation.
Compensation Program
In response to shareholder input, the Compensation Committee approved several enhancements that further strengthen the rigor and transparency of our executive compensation program. Enhancements include a greater emphasis on performance‑based metrics, the introduction of target and maximum compensation opportunities, and the adoption of a firm-wide scorecard that aligns incentive outcomes with long‑term strategic goals.
Risk and Technology Oversight
Through our committees, the Board provides comprehensive oversight of cybersecurity and the responsible use of AI.
This year, we implemented a global AI governance framework designed to support effective and secure adoption of AI while managing associated risks.
Board Declassification
Shareholders have consistently expressed support for annual director elections. Reflecting this feedback, the Board is recommending a proposal to declassify over the next three years, resulting in annual elections for all directors beginning in 2029.
Board Composition and Refreshment
We continue to maintain a highly qualified, independent Board aligned with Lazard’s global footprint and strategic priorities. The additions of Stephen R. Howe Jr., Peter Harrison, and Dmitry Shevelenko over the past two years have strengthened our collective expertise across risk management, public company leadership, investment experience, technology and AI.
We are deeply engaged in Lazard’s transformation and long-term strategy, as stewards of your investment and of an extraordinary legacy in financial services. We appreciate your participation in the 2026 Annual Meeting of Shareholders.

Dan Schulman Lead Independent Director

4	2026 Proxy Statement

Table of Contents

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS	1

A NOTE FROM OUR CEO AND CHAIRMAN	2

GLOSSARY OF FREQUENTLY USED TERMS	5

ABOUT LAZARD	6

Our Business	6
Lazard 2030 Long-Term Growth Strategy	7
2025 Performance Highlights	8

PROXY SUMMARY	9

GOVERNANCE	18

ITEM 1 Election of Directors	18

Director Skills, Qualifications and Experience	19
Director Biographies	22
Director Independence	31
Director Nomination Process	31
Director Succession Planning and Refreshment	33

CORPORATE GOVERNANCE	34

Board Structure	34
The Board’s Oversight Role	39
Board Engagement	43
Board Evaluation Process	46
Governance Policies and Practices	47
Director Compensation	50

EXECUTIVE COMPENSATION	51

ITEM 2 Advisory Vote on Approval of Executive Compensation	51

LETTER FROM THE COMPENSATION COMMITTEE	52

COMPENSATION DISCUSSION & ANALYSIS	54

Executive Compensation Tables	79
CEO Pay Ratio	88
Pay Versus Performance	89

ITEM 3 Approval of Amendment of Certificate of Incorporation to Declassify the Board of Directors	92

ITEM 4 Approval of Amendment of 2018 Incentive Compensation Plan	96

AUDIT MATTERS	106

ITEM 5 Ratification of Appointment of Independent Registered Public Accounting Firm	106

Fees of Independent Registered Public Accounting Firm	107
Audit Committee Report	108

STOCK OWNERSHIP INFORMATION	109

Beneficial Owners of More Than 5% of Our Common Stock	109
Beneficial Ownership of Directors and Executive Officers	110

GENERAL INFORMATION	111

Annex A Calculation of Non-GAAP Measures	115

Annex B Standards of Director Independence	120

Annex C Fourth Amendment to the Lazard, Inc. 2018 Incentive Compensation Plan	122
Forward-Looking Statements
This Proxy Statement may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “may,” “might,” “will,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “target,” “goal,” “pipeline,” or
“continue,” and similar words and terms used in the discussion of future operating and future financial performance identify forward-looking statements.
Investors are cautioned that any such forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties, and that actual results, developments or events may differ materially from those in the forward-looking statements as a result of various factors, including financial community perceptions of us and our business, operations, financial condition and the industries in which we operate and the factors described in our filings with the United States Securities and Exchange Commission (SEC), including the sections titled “Risk Factors” and
“Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein. We disclaim any obligation to update any forward-looking statements contained herein, except as may be required by law or applicable regulations.
Our ability to achieve our Lazard 2030 goals is subject to numerous risks and uncertainties, including but not limited to those outlined under the section titled “Risk Factors” in our 2025 Annual Report.

2026 Proxy Statement	5

Glossary of Frequently Used Terms

CAP	Compensation Advisory Partners

CD&A	Compensation Discussion and Analysis

Common Stock	Common shares of Lazard, Inc.

Deloitte	Deloitte & Touche LLP

EPS	Diluted Earnings Per Common Share

FCF	Free cash flow, which is calculated as cash flows from operating activities net of capital expenditures and payments associated with Lazard’s tax receivable agreement

Lazard, the Company, our firm, we, us, and our	Lazard, Inc., a Delaware corporation, and its consolidated subsidiaries

LTIs	Long-term equity incentives (PIPRs, P-PIPRs, TSR-PIPRs, RSUs, PRSUs and LFIs, collectively, and each defined below)

LFIs	Lazard Fund Interests, which are notional or restricted interests in Lazard-managed funds, subject to multi‑year vesting

MD	Managing Director

NEO	Named Executive Officer

NYSE	New York Stock Exchange

PIPRs
Long-term incentive compensation awards comparable to RSUs delivered in the form of profits interest participation rights (PIPRs), which allow the recipient potentially more favorable income tax treatment in return for incurring additional risk

P-PIPRs	Performance PIPRs, which are subject to service-based and performance-based vesting conditions, and incremental market-based conditions (previously referred to as PRPUs)

PRSUs	Performance-based RSUs, which are subject to service-based and performance- based vesting conditions, and incremental market-based conditions

RSUs	Restricted stock units, which provide for vesting three years following the grant date, so long as applicable vesting and other conditions have been satisfied

SP-PIPRs	Stock Price PIPRs, which are subject to service-based vesting conditions and common stock price milestones and are eligible to vest in three tranches (previously referred to as Stock Price PRPUs)

SEC	U.S. Securities and Exchange Commission

TSR	Total Shareholder Return, including dividends reinvested without payment of any commission

TSR-PIPRs	Total Shareholder Return PIPRs, which are subject to service-based vesting conditions and Lazard’s 3-year TSR versus the S&P 1500

6	2026 Proxy Statement

About Lazard

Our Business
Founded in 1848, Lazard is the preeminent financial advisory and asset management firm, with operations in
North and South America, Europe, the Middle East, Asia, and Australia.
Lazard provides advice on mergers and acquisitions, capital markets and capital solutions, restructuring and liability management, geopolitics, and other strategic matters, as well as asset management and investment solutions to institutions, corporations, governments, partnerships, family offices, and high net worth individuals.

Asset Management

$254B AUM	67% AUM in Non-USD Securities	16 Years Average MD Tenure	34% Investment Professionals

Premier Brand & Established Global Leadership

216 Managing Directors (MDs)	346 FY25 Clients with Fees > $1M	12 Years Average MD Tenure	51% MDs Internal Promotions

Financial Advisory

1848 Founded	2005 NYSE listed	+3,300 Employees	101 Nationalities	46 Languages

2026 Proxy Statement	7

About Lazard	Proxy Summary	Item 1 - Election of Directors	Corporate Governance	Item 2 - Executive Compensation	Item 3 - Declassification of Board	Item 4 - Incentive Compensation Plan	Item 5 - Ratification of Independent Auditors	Stock Ownership Information	General Information
Lazard 2030 Long-Term Growth Strategy
Our vision for Lazard 2030 is to build on our storied history and aim even higher together, leveraging technology with a commitment to being the world’s leading independent financial firm.
We continue to evaluate our success across three dimensions: relevance, revenue, and returns.

Relevance	+100% Revenue	10-15% Returns

Increase relevance through external connectivity and enhanced client outcomes	Double revenue from 2023 to 2030	Achieve total shareholder return of 10 to 15 percent per year, on average

•Increased client convening
and thought leadership within
a targeted audience of global
business, government, and
investment leaders
•Expanded global network by
remaining consistently
present and trusted in the
critical, global conversations
that shape our clients’ futures
•Assembled world-class
geopolitical advisory group to
deliver enhanced contextual
alpha capability

•24 percent increase in total
firm-wide revenue from 2023
to 2025
•$8.9 million in Financial
Advisory revenue per MD in
2025—outperforming goal of
$8.5 million, and with record
total Financial Advisory
revenue for the year
•21 Financial Advisory
Managing Directors hired in
2025, with net additions
totaling 22—outperforming
goal of 10 to 15 each year
•Record gross inflows for
Asset Management in 2025,
and revenue up 6 percent
year over year
•Appointed new CEO, CIO,
and COO of Asset
Management business
•Elevated leadership across
Financial Advisory business

•74 percent total shareholder
return from October 1, 2023
to December 31, 2025—
outpacing goal of 10 to 15
percent per year, on average
•Converted to a U.S. C-
Corporation, attracting new
shareholders along
with proactive
investor engagement
•Expanded investor outreach
through increased 1x1
meetings, conference
participation, and roadshows,
strengthening engagement
with current and
prospective shareholders

8	2026 Proxy Statement

About Lazard	Proxy Summary	Item 1 - Election of Directors	Corporate Governance	Item 2 - Executive Compensation	Item 3 - Declassification of Board	Item 4 - Incentive Compensation Plan	Item 5 - Ratification of Independent Auditors	Stock Ownership Information	General Information
2025 Performance Highlights
Our 2025 performance demonstrates our ongoing focus on transforming our culture and businesses and on executing our
Lazard 2030 long-term growth strategy—with results so far that validate our strategy and reinforce our conviction in growth opportunities ahead.
Selected Consolidated 2025 Financial Information
($ in millions, other than per share information and as otherwise noted)

	GAAP	YoY%	Adjusted(1)	YoY%
Net Revenue	$3,099	2%	$3,030	5%
Operating Income	$328	(15%)	$432	5%
Net Income	$237	(15%)	$266	9%
EPS (per share, diluted)	$2.17	(19%)	$2.44	4%
Ending Assets Under Management ($ in billions)	$254	12%	—	—
Shareholder Value Creation

Return of Capital(2) $393	TSR since October 1, 2023(3) 74%	% FCF Returned(4) >80%

(1)Adjusted net revenue, adjusted operating income, and adjusted net income are non-GAAP measures. For a description of how to calculate each non-GAAP measure and a reconciliation between each non-GAAP measure and the respective comparable GAAP financial measure, see Annex A to this Proxy Statement: Calculation of Non-GAAP Measures.
(2)We calculate our return of capital during 2025 by reference to the following: (i) we paid $187 million to our shareholders in dividends;
(ii) we repurchased $91 million of our common stock; and (iii) we satisfied employee tax obligations of $115 million in cash in lieu of share issuance upon vesting of equity grants. We use the same methodology to calculate our return of capital during applicable prior years.
(3)Mr. Orszag became Chief Executive Officer of Lazard on October 1, 2023. We calculate TSR for this purpose by measuring the closing price of our common stock as of December 31, 2025 against the closing price of our common stock as of September 30, 2023, plus the amount of dividends paid on our common stock during the period from October 1, 2023 through December 31, 2025 (assuming the reinvestment of such dividends when they are paid).
(4)Calculated as the percentage of our annual free cash flow (as defined in the Glossary on page 5) that is paid out to shareholders through dividends and share repurchases.

2026 Proxy Statement	9

Proxy Summary

5
This summary highlights key information contained elsewhere in this Proxy Statement and does not include all of the details you should consider before voting. We encourage you to read the entire Proxy Statement carefully.

Definitions of key terms and acronyms used in this Proxy Statement can be found in the Glossary on page 5.

Voting Matters and Board Recommendations
The following table summarizes the matters to be voted upon at our 2026 Annual Meeting of Shareholders and the Board’s
voting recommendations with respect to each matter.

Agenda Item	Matter	Board Recommendation	Page

Item 1	Election of three directors to our Board for three-year terms	Vote FOR	18

Item 2	Advisory Vote on Approval of Executive Compensation	Vote FOR	51

Item 3	Approval of Amendment of Certificate of Incorporation to Declassify the Board of Directors	Vote FOR	92

Item 4	Approval of Amendment of 2018 Incentive Compensation Plan	Vote FOR	96

Item 5	Ratification of the Appointment of Independent Registered Public Accounting Firm	Vote FOR	106

10	2026 Proxy Statement

About Lazard	Proxy Summary	Item 1 - Election of Directors	Corporate Governance	Item 2 - Executive Compensation	Item 3 - Declassification of Board	Item 4 - Incentive Compensation Plan	Item 5 - Ratification of Independent Auditors	Stock Ownership Information	General Information

ITEM 1	Election of Directors

	Elect three directors to our Board for three-year terms expiring at the conclusion of our annual meeting in 2029	The Board Recommends “VOTE FOR” all Director Nominees.. See page 18

Board of Directors Snapshot
We are committed to maintaining a well-qualified, independent Board that reflects Lazard’s global perspective and strategic priorities. Our directors bring a wide range of experience, professional expertise, and viewpoints developed across multiple industries and regions. The Board balances the institutional knowledge of longer-tenured directors with the fresh perspectives of newer members, ensuring thoughtful oversight, strategic judgment, and continuity in guiding Lazard’s long-term growth and value creation.

Michelle Jarrard, 58 Former Senior Partner, McKinsey & Company Tenure: 9 years Committees: Compensation, Workplace and Culture (Chair) Nominee for Election

Andrew M. Alper, 68 Chairman, Alper Investments, Inc. Tenure: 14 years Committees: Audit, Compensation (Chair)

Iris Knobloch, 63 Chair and President, Cannes Film Festival Tenure: 8 years Committees: Compensation, Nominating and Governance (Chair) Nominee for Election

Peter R. Orszag, 57 CEO and Chairman, Lazard Tenure: >2 years Committees: None Nominee for Election

Balanced Tenure

0-3 years

4-7 years

8-10 years

>10 years

independent

Dan Schulman, 68 Chief Executive Officer, Verizon Tenure: 2 years Committees: Compensation, Nominating and Governance, Workplace and Culture

Stephen R. Howe Jr., 64 Former U.S. Chairman, Ernst & Young Tenure: 2 years Committees: Audit (Chair), Workplace and Culture

Peter Harrison, 60 Former Chief Executive Officer, Schroders Tenure: 1 year Committees: Audit, Workplace and Culture

Ann-Kristin Achleitner, 60 Professor, Technical University of Munich Tenure: 5 years Committees: Audit, Nominating and Governance

Dmitry Shevelenko, 40 Chief Business Officer, Perplexity Tenure: <1 year

2026 Proxy Statement	11

About Lazard	Proxy Summary	Item 1 - Election of Directors	Corporate Governance	Item 2 - Executive Compensation	Item 3 - Declassification of Board	Item 4 - Incentive Compensation Plan	Item 5 - Ratification of Independent Auditors	Stock Ownership Information	General Information
Director Skills
The right skills to guide our business and constructively challenge management.

Strategy and Financial Experience	Investment Experience	Artificial Intelligence and Technology Experience
9	5	4

International Exposure/Emerging Market Experience	Cybersecurity Expertise	Government or Geopolitical Expertise
8	4	3

Oversight/Risk Management Expertise	Human Capital Expertise	Senior Leadership Experience
8	8	8
Director Demographics
We strive to maintain an appropriate mix of age, tenure, and other demographics for our Board.

Age	Tenure	Demographics

1 < 50 Years	5 0-3 Years	8 Independent	3 Women	3 Non-U.S. Citizen
4 51-60 Years	2 4-7 Years
4 61-70 Years	1 8-10 Years
1 >10 Years
Board Refreshment

9 directors		6 new directors since 2020

2 new directors

3 director nominees

12	2026 Proxy Statement

About Lazard	Proxy Summary	Item 1 - Election of Directors	Corporate Governance	Item 2 - Executive Compensation	Item 3 - Declassification of Board	Item 4 - Incentive Compensation Plan	Item 5 - Ratification of Independent Auditors	Stock Ownership Information	General Information
Corporate Governance Highlights
We are committed to maintaining the highest standards of corporate governance, which serve the best interests of the
Company and our shareholders. We also believe our ongoing engagement with shareholders helps us achieve balanced and appropriate solutions for the oversight and management of our business. The following table summarizes certain highlights of our corporate governance practices and policies.

For more

Independent Board	•Eight of our nine current directors are independent •All Committees of our Board are comprised entirely of independent directors	Page 31

Strong Lead Independent Director	•Our independent directors select a Lead Independent Director with broad responsibilities	Page 35

Qualified, Experienced, and Engaged Board
•Our directors possess a wide array of qualifications, skills, and attributes, supporting our Board’s oversight role on behalf of our shareholders
•Overall attendance by our directors at Board and Committee
meetings averaged over 95% in 2025
•Our Board and Committees conduct annual evaluations and
self-assessments
Page 19

Executive Sessions	•Independent directors meet regularly without management present	Page 13

Succession Planning
•Our Board takes an active role in succession planning
•Succession and executive development are discussed with, as well as without, the Chief Executive Officer (CEO) present in
executive sessions
•Directors regularly meet with senior managers who are not NEOs
Page 42

Term Limit Policy and Continued Board Refreshment
•Independent directors are limited to serving four complete terms plus any partial term
•Four of our eight independent directors were nominated or
appointed over the last two years
•We appointed a new lead independent director at the end of 2024
Page 33

Disciplined Compensation Programs
•We pay for performance and we are committed to compensation discipline and governance
•Our compensation programs continue to encourage investment for the future growth of our business, seeking to further align the performance of our NEOs with shareholder success
Page 54

2026 Proxy Statement	13

About Lazard	Proxy Summary	Item 1 - Election of Directors	Corporate Governance	Item 2 - Executive Compensation	Item 3 - Declassification of Board	Item 4 - Incentive Compensation Plan	Item 5 - Ratification of Independent Auditors	Stock Ownership Information	General Information

For more

Equity Ownership
•A significant portion of senior management’s compensation is paid in deferred equity to further incentivize and align interests with shareholders
•A majority of director compensation is paid in deferred stock units, incentivizing directors to help create long-term value for shareholders
•We grant equity compensation to employees deep into the
organization, reinforcing a strong ownership mindset across Lazard
Page 96

Accountability
•Our Board adopted a “Majority Vote Policy” for
uncontested elections
•We do not have a shareholder rights plan or poison pill
•Shareholders owning 10% or more of our outstanding share capital have the right to convene a special meeting
Page 32

New for 2026: After incorporating feedback from our shareholders, the Board believes that it is in the best interests of the Company and its shareholders to amend the Company’s Certificate of Incorporation to declassify the Board over the next three years. See Agenda Item 3 for more information.

Board Independence
•Our Board has determined that eight of its nine directors (or 89%), including our Lead Independent Director, are independent under the listing standards of the NYSE and our own standards of director independence.
•Each of the Board’s Committees, including the Compensation Committee, which ultimately determines the CEO’s compensation, consists entirely of independent directors, and each Committee has a different chairperson.
•Each Committee Chair reviews, approves, and helps develop meeting schedules and agendas for the relevant Committee.
•Executive sessions of our Board follow regularly scheduled Board meetings, and our Lead Independent Director presides over executive sessions.
•Committee meetings also include executive sessions presided over by the Chairs of the applicable Committees.
•Our Board, through its Nominating and Governance Committee, evaluates itself annually and feedback is discussed at meetings of the Nominating and Governance Committee and the Board.
Workplace and Culture
•Our people are our most important asset. As we advance toward Lazard 2030, we are focused on cultivating a workplace that consistently enables excellence, collaboration, innovation, empowerment, and engagement. We strive to ensure that every colleague has the opportunity and support to contribute meaningfully, develop professionally, and build a rewarding career at the firm.
•A strong cultural foundation—one that is both commercial and collegial—is essential to achieving Lazard 2030. Our compensation models reflect and reinforce this philosophy. In our Financial Advisory business, the Managing Director compensation model is designed to reward being commercial and collegial, including by promoting collaboration and the sharing of insights, relationships, and opportunities across teams and geographies. In our Asset Management business, compensation is aligned with business performance and emphasizes teamwork, recognizing both individual and collective contributions to client outcomes and the firm’s long-term success.
•Together, these principles guide how we work, how we lead, and how we develop talent, ensuring that our culture remains a differentiating strength for Lazard.

14	2026 Proxy Statement

About Lazard	Proxy Summary	Item 1 - Election of Directors	Corporate Governance	Item 2 - Executive Compensation	Item 3 - Declassification of Board	Item 4 - Incentive Compensation Plan	Item 5 - Ratification of Independent Auditors	Stock Ownership Information	General Information

ITEM 2	Advisory Vote on Approval of Executive Compensation

	Consider a non-binding advisory vote regarding executive compensation.	The Board Recommends a “VOTE FOR” this proposal. See page 51

Shareholder Feedback and Changes to Executive
Compensation Design
•We place a high priority on maintaining constructive and ongoing dialogue with our shareholders, recognizing that their perspectives are essential to effective corporate governance and our long‑term success.
•In addition to our customary spring engagement cycle conducted in connection with our 2025 Annual Meeting, in the fall of
2025 we undertook an additional “off‑cycle” engagement effort to solicit additional perspectives from our shareholders.
•Through these discussions, which predominantly were led by members of our Compensation Committee, we obtained valuable feedback on the structure and alignment of our executive compensation program from a broad cross‑section of our shareholder base.
•In response to the feedback, our Compensation Committee approved a series of substantial enhancements, which will be fully incorporated in 2026, designed to further strengthen our pay‑for‑performance alignment, reinforce transparency, and better reflect shareholder input.
•Although the enhancements could not be fully implemented for the 2025 program given the timing of our expanded engagement efforts, our Compensation Committee incorporated the goals, objectives, and related concepts from the 2026 plan into its 2025 compensation decisions.
•We remain committed to continuing our engagement with shareholders, and to the ongoing evaluation of our governance and compensation practices in light of evolving shareholder expectations and market developments.
2025 Shareholder Engagement

SPRING Met with shareholders to discuss governance and compensation matters in connection with annual meeting

Our 2025 Shareholder Engagement Outreach in 2025 – engaged with shareholders representing 67% of institutional shares in 22 meetings

FALL Extensive outreach to and engagement with investors focused on changes to executive compensation program

For more information on our expanded shareholder engagement, see pages 44-45.

2026 Proxy Statement	15

About Lazard	Proxy Summary	Item 1 - Election of Directors	Corporate Governance	Item 2 - Executive Compensation	Item 3 - Declassification of Board	Item 4 - Incentive Compensation Plan	Item 5 - Ratification of Independent Auditors	Stock Ownership Information	General Information
2025 CEO Actual Pay Mix
2026 CHANGES:

Firmwide scorecard includes quantitative indicators and qualitative barometers of success.	CEO incentive compensation based on firmwide scorecard aligned to Lazard 2030. Other NEO incentive compensation based 50% on firmwide scorecard and 50% on individual performance.	Target compensation opportunity established for each NEO.

Actual compensation generally subject to a maximum of 125% of target. Compensation delivered via mix of cash and long-term equity.	CEO LTI delivered 50% in TSR- PIPRs and 50% PIPRs.	TSR-PIPRs based on Lazard 3-year relative TSR versus S&P 1500.

For more information on our 2026 NEO compensation program, see pages 75-76.

16	2026 Proxy Statement

About Lazard	Proxy Summary	Item 1 - Election of Directors	Corporate Governance	Item 2 - Executive Compensation	Item 3 - Declassification of Board	Item 4 - Incentive Compensation Plan	Item 5 - Ratification of Independent Auditors	Stock Ownership Information	General Information
2025 CEO Compensation Outcomes
The Compensation Committee approved an incentive compensation award for Mr. Orszag of $14.1 million, comprised of:
•Long-term incentive compensation valued at approximately $10.2 million (delivered 50% in TSR-PIPRs and 50% in PIPRs)
•An annual cash incentive bonus of approximately $3.9 million
As a result, performance-based compensation awarded to Mr. Orszag constituted approximately 94% of his total compensation for 2025. This resulted in total compensation of $15 million.

2025 CEO COMPENSATION CONSIDERATIONS
•Under Mr. Orszag’s leadership since becoming CEO in October 2023, Lazard has made tremendous progress.
The firm is more than on pace to achieve our Lazard 2030 goals, and Mr. Orszag is continuing to build a solid foundation for sustainable future growth. The Compensation Committee considered the following specific examples of Mr. Orszag’s accomplishments in determining his 2025 compensation:
•Financial performance improved vs. 2024 with adjusted net revenue increasing 5% and adjusted EPS increasing 4%
•Lazard has created significant shareholder value over Mr. Orszag’s tenure as CEO with total shareholder return of 74% through the end of 2025, outpacing the S&P 1500, which returned 62% over the same period
•Efforts to transform the Financial Advisory and Asset Management businesses over the past two years are gaining traction, with Mr. Orszag actively engaged in recruiting top talent to both businesses, including new leadership in our asset management business and senior bankers in the advisory business
•Mr. Orszag has been prolific in promoting the firm and our people through intellectual leadership and client connectivity, helping to support our professionals across the globe in serving our clients and driving our adoption of artificial intelligence
•The Compensation Committee also recognized, however, that 2025 was a year of disciplined execution and significant investment in both businesses. These efforts are critical to achieving Lazard’s long-term ambitions.
Accordingly, the Committee concluded that it was appropriate for Mr. Orszag’s compensation also to reflect the firm’s focus on cost discipline and prudent management of firm resources.

For further details, see 2025 NEO Compensation Decisions on page 70.

2026 Proxy Statement	17

About Lazard	Proxy Summary	Item 1 - Election of Directors	Corporate Governance	Item 2 - Executive Compensation	Item 3 - Declassification of Board	Item 4 - Incentive Compensation Plan	Item 5 - Ratification of Independent Auditors	Stock Ownership Information	General Information

ITEM 3	Approval of Amendment of Certificate of Incorporation to Declassify the Board of Directors

	We are asking shareholders to approve an amendment to our Certificate of Incorporation to declassify the Board.	The Board Recommends a “VOTE FOR” this proposal. See page 92

Our Certificate of Incorporation currently provides for a classified Board, divided into three classes of directors, with each class elected for a three-year term. After considering feedback from our shareholders and the advantages and disadvantages of declassification, the Board believes that it is in the best interests of the Company and its shareholders to amend the
Company’s Certificate of Incorporation to declassify the Board over the next three years. This will result in a fully declassified
Board by the 2029 Annual Meeting of Shareholders.

ITEM 4	Approval of Amendment of 2018 Incentive Compensation Plan

We are asking shareholders to approve the amendment of the
Lazard, Inc. 2018 Incentive Compensation Plan, as amended (2018
Plan), to increase the maximum aggregate number of shares of
Lazard common stock reserved and available for issuance for
awards pursuant to the plan by 25 million.
The Board Recommends a “VOTE FOR” this proposal. See page 96

The amendment ensures our ability to continue our practice of delivering a portion of our annual incentive compensation in multi-year vesting equity awards rather than current cash for a broad group of employees. The ability to grant such awards is crucial to recruiting, retaining, and motivating high-caliber individuals dedicated to our long-term growth and success. Equity compensation is a key part of our culture, not just at senior levels but throughout the Company. We believe equity-based compensation is critical for directly aligning the interests of our employees with those of our shareholders and cultivating a strong commitment by our employees to continue to drive shareholder value. Our shareholders have consistently expressed support for our use of equity-based compensation, recognizing its importance in driving sustainable value creation and reinforcing a shared commitment to our long-term performance.

ITEM 5	Ratification of Appointment of Independent Registered Public Accounting Firm

	We are asking shareholders to ratify the Audit Committee’s selection of Deloitte & Touche LLP as our independent registered public accounting firm for the 2026 fiscal year.	The Board Recommends a “VOTE FOR” this proposal. See page 106

Deloitte & Touche LLP has served as our independent auditor since 2000, and the Board and the Audit Committee believe it is in the best interests of the Company and its shareholders to continue to retain Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2026. Deloitte & Touche LLP is an independent auditing firm with the required knowledge and experience to audit our financial statements effectively.

18	2026 Proxy Statement

Governance

ITEM 1

Election of Directors

Our Board of Directors is divided into three classes. Members of each class serve for a three-year term. Vacancies on our Board may be filled only by persons elected by a majority of the
remaining directors. A director elected by our Board to fill a vacancy in a class, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director’s successor is duly elected and qualified. Shareholders elect one class of directors at each annual meeting of shareholders. At this annual meeting, shareholders will vote on the election of the three nominees described below for terms ending at the 2029 annual meeting.
To be elected as a director pursuant to our By-laws, a nominee must receive a plurality of all the votes cast at a meeting of stockholders at which a quorum is present by holders of the shares present at the virtual meeting or represented by proxy at the meeting and entitled to vote on the election of such director. There is no cumulative voting in the election of directors. Accordingly, the three nominees receiving the highest number of affirmative votes will be elected.
Votes “withheld” will have no effect; however, the Board has adopted a policy for uncontested director elections whereby if a director receives a greater number of votes “withheld” than votes “for,” the director must promptly tender his or her resignation to the Board and the Nominating and Governance Committee will review the outcome and make a determination as to the acceptance or rejection of such resignation. See Majority Vote Policy on page 32.
The following section contains information provided by the nominees and continuing directors about their principal occupation, business experience and other matters. Mr. Orszag and Mmes. Jarrard and
Knobloch, each of whom are nominated for election to our Board, are current directors of the Company. Each nominee has informed us that he or she will serve if elected. We do not anticipate that any nominee will be unable or unwilling to stand for election; but if that happens, your proxy may be voted for another person nominated by the Board.
The Board Recommends “VOTE FOR” all Director Nominees.

2026 Proxy Statement	19

About Lazard	Proxy Summary	Item 1 - Election of Directors	Corporate Governance	Item 2 - Executive Compensation	Item 3 - Declassification of Board	Item 4 - Incentive Compensation Plan	Item 5 - Ratification of Independent Auditors	Stock Ownership Information	General Information
Director Skills, Qualifications, and Experience
Skills and Qualifications
The Nominating and Governance Committee, with input from management, has identified a set of skills, qualifications, and experience that it believes are important to be represented on the Board to enable robust and effective oversight of the
Company’s business, risk profile, and long‑term strategy. The chart below highlights these skills and qualifications and illustrates how the Board’s collective experience supports its oversight of management and the development, refinement, and execution of Lazard 2030:

Skill or Qualification	Criteria	Link to Lazard 2030 Strategy

Artificial Intelligence and Technology Experience	Have led technology‑enabled or AI‑driven businesses or platforms, including data and analytics or digital transformation initiatives in complex or regulated environments	Advances Lazard 2030’s goal to be a leading AI‑enabled advisory and asset manager, using technology to drive productivity and margin improvement

Cybersecurity Expertise	Have executive‑level responsibility for cybersecurity, data privacy or technology risk management in large, complex organizations	Strengthens oversight of cyber and data risks associated with digital tools, underpinning client trust and resilient growth

Government or Geopolitical Expertise	Have held senior roles in government, public policy or sovereign advisory, or regularly advise on geopolitical and regulatory matters affecting businesses and capital markets	Aligns with Lazard 2030’s focus on combining business and geopolitical insight and expanding our contextual alpha capability to enhance client relevance

Human Capital Expertise	Have led human capital, talent, culture or large people‑intensive organizations, with experience in executive compensation, succession, and talent management	Advances Lazard 2030’s cultural priorities of being “commercial and collegial” and developing AI‑enabled talent across a modern, global workplace

International Exposure/Emerging Market Experience	Have significant leadership or board experience in multiple regions, including Europe and key emerging markets, with exposure to cross‑border transactions and related geopolitical and regulatory risks	Supports expansion of Lazard’s global footprint and relevance across North America, Europe and high‑growth regions, while managing cross‑border and emerging‑market risk

Investment Experience
Have served as investment professionals
or fiduciaries responsible for portfolio
construction, asset allocation and
risk‑adjusted performance across public
and private market strategies, including
ETFs and wealth solutions
Enhances oversight of AUM growth, product innovation and enhanced distribution efforts envisioned in Lazard 2030

20	2026 Proxy Statement

About Lazard	Proxy Summary	Item 1 - Election of Directors	Corporate Governance	Item 2 - Executive Compensation	Item 3 - Declassification of Board	Item 4 - Incentive Compensation Plan	Item 5 - Ratification of Independent Auditors	Stock Ownership Information	General Information

Skill or Qualification	Criteria	Link to Lazard 2030 Strategy

Oversight/Risk Management Expertise	Have substantial experience overseeing enterprise risk, audit, compliance or financial reporting, including as audit committee members or leaders of control functions	Supports disciplined execution of Lazard 2030’s financial targets, including compensation and non‑compensation ratios, leverage and capital allocation priorities

Senior Leadership Experience	Are or have been CEOs, presidents, C‑suite executives, senior partners or business unit leaders with broad responsibility for strategy, finance, operations and talent at scale	Provides large‑scale leadership experience relevant to transforming Lazard’s businesses and achieving its 2030 revenue, relevance and return goals

Strategy and Financial Experience
Are current or former senior leaders or
advisers at complex financial institutions
or public companies with significant
experience in corporate strategy, M&A,
capital allocation and long‑term
value creation
Supports Board oversight of doubling firm‑wide revenue and improving TSR through disciplined capital allocation and profitable growth

2026 Proxy Statement	21

About Lazard	Proxy Summary	Item 1 - Election of Directors	Corporate Governance	Item 2 - Executive Compensation	Item 3 - Declassification of Board	Item 4 - Incentive Compensation Plan	Item 5 - Ratification of Independent Auditors	Stock Ownership Information	General Information
The following matrix highlights the specific skills and qualifications that our Board views as most important in light of Lazard’s business, risk profile and long‑term strategy, including Lazard 2030. Additional information on the business experience and other qualifications of each director is included in the director biographies below. Each director also contributes other important skills, expertise, experience, viewpoints and personal attributes to our Board that are not reflected in the matrix.

	Jarrard	Knobloch	Orszag	Achleitner	Alper	Howe Jr.	Harrison	Schulman	Shevelenko
Artificial Intelligence and Technology Experience
Cybersecurity Expertise
Government and Geopolitical Expertise
Human Capital Expertise
International Exposure and Emerging Market Experience
Investment Experience
Oversight and Risk Management Expertise
Senior Leadership Experience
Strategy and Financial Experience
Director Demographics
The Board strives to maintain an appropriate mix of age, tenure, and other demographics

Age	Tenure	Demographics

1 < 50 Years	5 0-3 Years	8 Independent	3 Women	3 Non-U.S. Citizen
4 51-60 Years	2 4-7 Years
4 61-70 Years	1 8-10 Years
1 >10 Years

22	2026 Proxy Statement

About Lazard	Proxy Summary	Item 1 - Election of Directors	Corporate Governance	Item 2 - Executive Compensation	Item 3 - Declassification of Board	Item 4 - Incentive Compensation Plan	Item 5 - Ratification of Independent Auditors	Stock Ownership Information	General Information
Director Biographies
Nominees for Election as Directors for Three-Year Terms Expiring
in 2029

Key Skills & Qualifications
Ms. Jarrard was selected to be a director of Lazard because of her experience serving in senior leadership positions, including human capital development positions, within a major professional services firm.
•Senior leadership experience from 25 years at McKinsey, including service on the Global Operating Committee.
•Deep human capital and organizational development expertise, including talent strategy, compensation, and diversity initiatives.
•Public company board governance experience in multiple industries, including financial services and consumer-facing businesses.

Michelle Jarrard Independent Director Age: 58 years Director since: January 2017 Committees: •Compensation •Workplace and Culture (Chair)

Career Highlights
•Ms. Jarrard is a former Senior Partner of McKinsey & Company, where she held multiple senior leadership roles during her 25-year career, including as Global Chief HR and Talent Officer from 2007 until her retirement in January 2016.
•She was a member of McKinsey’s Global Operating Committee, with responsibilities including: People Strategy; Talent Acquisition and Development; Learning; Partner
Compensation & Evaluation; Diversity; HR Analytics, Policies & Risk; and
Internal Communications.
•Ms. Jarrard serves as CEO of, and also serves on the board of directors of, BioCircuit
Technologies, an early-stage medical device company in the field of neuromodulation and nerve repair.
•From January 2016 to August 2018, Ms. Jarrard was a Managing Director of the GRA
Venture Fund, LLC, a private investment fund providing early-stage capital to
Georgia-based technology companies.
•Ms. Jarrard is director of Inspire Brands and a former director of Crawford & Company where she served as Board Chair and Compensation Committee Chair. She earned her
MBA from Harvard Business School and a Bachelor’s Degree in Industrial Engineering
from the Georgia Institute of Technology.

2026 Proxy Statement	23

About Lazard	Proxy Summary	Item 1 - Election of Directors	Corporate Governance	Item 2 - Executive Compensation	Item 3 - Declassification of Board	Item 4 - Incentive Compensation Plan	Item 5 - Ratification of Independent Auditors	Stock Ownership Information	General Information

Key Skills & Qualifications
Ms. Knobloch was selected to be a director of Lazard because of her Continental
European perspective from her leadership positions in multi-national businesses, and her experience in strategy, digital media, and emerging markets.
•Extensive leadership experience across media, entertainment, and hospitality, including senior roles at WarnerMedia and as President of the Cannes Film
Festival.
•Strong international perspective from executive and board roles at multinational companies in Europe and the United States.
•Strategic digital and growth experience, including sponsorship of digital media and emerging market initiatives.

Iris Knobloch Independent Director Age: 63 years Director since: April 2018 Committees: •Compensation •Nominating and Governance (Chair)

Career Highlights
•Ms. Knobloch is Chair and President of the Cannes Film Festival.
•She is also the Chairman of the Board of Directors of Deezer, the Vice Chairman and
Lead Independent Director of the board of directors of AccorHotels, a member of the board of directors of Vail Resorts, Inc., and a governor of the American Hospital in Paris.
•She was Chairwoman and CEO of I2PO, a Special Purpose Acquisition Company,
which successfully listed the music streaming platform Deezer on the Paris Stock
Exchange in 2022.
•Ms. Knobloch was a senior executive with WarnerMedia and its predecessor companies from 1996 to 2021, most recently as President of WarnerMedia in France, Germany, the
Benelux, Austria and Switzerland.
•Before that, Ms. Knobloch was in charge of Time Warner’s International Relations and
Strategic Policy for Europe. Previously, Ms. Knobloch was an attorney with Norr,
Stiefenhofer & Lutz and with O’Melveny & Myers in Munich, New York and Los Angeles.
•Ms. Knobloch was a member of the board of directors of LVMH Moët Hennessy Louis
Vuitton from April 2019 to July 2021 and a member of the board of directors of Central
European Media Enterprises from April 2014 to June 2018.
•Ms. Knobloch received a J.D. degree from Ludwig-Maximilians-Universitaet and an
L.L.M. degree from New York University.

24	2026 Proxy Statement

About Lazard	Proxy Summary	Item 1 - Election of Directors	Corporate Governance	Item 2 - Executive Compensation	Item 3 - Declassification of Board	Item 4 - Incentive Compensation Plan	Item 5 - Ratification of Independent Auditors	Stock Ownership Information	General Information

Key Skills & Qualifications
Mr. Orszag was selected as CEO and Chairman of Lazard based on his vision, intellect and dynamism, his successful career in prior senior leadership roles at
Lazard and elsewhere, his thought leadership, and his proven abilities in leading large organizations and in attracting and motivating top talent.
•Proven leadership of complex financial organizations.
•Significant financial and deal-making expertise and ability to integrate financial analyses with regulatory, geopolitical, and other factors.
•High-level government and policy experience from service as Director of the
Office of Management and Budget and the Congressional Budget Office.

Peter R. Orszag CEO and Chairman Age: 57 years Director since: October 2023

Career Highlights
•Mr. Orszag is CEO and Chairman of Lazard. He has led the firm and been a Board
Director since October 2023. He previously served as Chief Executive Officer of
Financial Advisory from June 2019 until September 2023.
•Prior to that he was Lazard’s Head of North American Mergers & Acquisitions since
July 2018 and Global Co-Head of Healthcare since November 2016.
•Mr. Orszag joined Lazard in May 2016 as a Vice Chairman of Investment Banking from
Citigroup, where he was Vice Chairman of Corporate and Investment Banking and
Chairman of the Financial Strategy and Solutions Group from January 2011 to
February 2016.
•Mr. Orszag served as the Director of the Office of Management and Budget in the
Obama Administration from January 2009 to July 2010, and was the Director of the
Congressional Budget Office from January 2007 to December 2008.
•Mr. Orszag holds a Ph.D. in economics and is a member of the Board of Directors of the
Peterson Institute for International Economics and the Mt. Sinai Medical Center and is a
member of the National Academy of Medicine.

2026 Proxy Statement	25

About Lazard	Proxy Summary	Item 1 - Election of Directors	Corporate Governance	Item 2 - Executive Compensation	Item 3 - Declassification of Board	Item 4 - Incentive Compensation Plan	Item 5 - Ratification of Independent Auditors	Stock Ownership Information	General Information
Directors Continuing in Office (Terms Expiring in 2027)

Key Skills & Qualifications
Dr. Achleitner was selected to be a director of Lazard because of her broad and substantial experience across the financial industry, including as an internationally recognized leader in entrepreneurship finance.
•Recognized expertise in entrepreneurial finance and capital markets through a long academic and advisory career.
•Broad board and governance experience at global industrial, logistics, and financial companies.
•International policy and advisory background through service on governmental and supranational commissions.

Ann-Kristin Achleitner Independent Director Age: 60 years Director since: April 2021 Committees: •Audit •Nominating and Governance

Career Highlights
•Dr. Achleitner has spent over thirty years as an economist and educator.
•Dr. Achleitner is a Distinguished Affiliated Professor at the Technical University of
Munich (TUM), where she held the Chair of Entrepreneurial Finance between 2001 and 2020, and at the European School of Management and Technology (ESMT)
in Berlin.
•An accomplished academic with multiple honors and publications, Dr. Achleitner now acts primarily as a non-executive board director and venture investor.
•Dr. Achleitner currently sits on the Linde board of directors, is a member of the
Supervisory Board of Deutsche Post (DHL Group), and is Vice-Chair of the Investment
and Innovation Advisory Board of the German Federal Ministry of Finance.
•Dr. Achleitner is also a member of several boards of nonpublic institutions and foundations such as the Institute for Advanced Studies (Princeton) and the German
National Academy of Science and Engineering (acatech), where she is Vice President.
•Previously, Dr. Achleitner served as a member of the Supervisory Board of MunichRE from 2013 until 2024, the board of directors of Deutsche Börse from 2016 until 2019 and was a member of the board of directors of Engie from 2012 until 2019.
•Dr. Achleitner received her doctorates in business administration as well as law from the
University of St. Gallen (HSG) in Switzerland. After a brief career as a management consultant with McKinsey, Dr. Achleitner held the Chair of Banking and Finance at the
European Business School (EBS) in Oestrich-Winkel, Germany from 1995 to 2001.
•Dr. Achleitner has served on multiple commissions for the German, Bavarian and Swiss governments, as well as for the EU commission and various World Economic
Forum groupings.

26	2026 Proxy Statement

About Lazard	Proxy Summary	Item 1 - Election of Directors	Corporate Governance	Item 2 - Executive Compensation	Item 3 - Declassification of Board	Item 4 - Incentive Compensation Plan	Item 5 - Ratification of Independent Auditors	Stock Ownership Information	General Information

Key Skills & Qualifications
Mr. Alper was selected to be a director of Lazard because of his extensive experience with the financial and operational aspects of businesses that are comparable to Lazard, as well as his background and experience in government service.
•Substantial investment banking and financial experience from two decades at
Goldman Sachs, including senior leadership roles.
•Public sector economic development and infrastructure experience from leadership roles in New York City government.
•Longstanding nonprofit and educational board service in higher education and healthcare.

Andrew M. Alper Independent Director Age: 68 years Director since: October 2012 Committees: •Audit •Compensation (Chair)

Career Highlights
•Mr. Alper serves as Chairman of Alper Investments, Inc. From October 2006 to
January 2013, Mr. Alper served as the Chairman and Chief Executive Officer of EQA
Partners, LP, a limited partnership engaged in a global macro strategy.
•From February 2002 to June 2006, Mr. Alper served as President of the New York City
Economic Development Corporation and Chairman of the New York City Industrial
Development Agency, appointed to both positions by Mayor Michael Bloomberg.
•Prior to that, Mr. Alper spent 21 years in the Investment Banking Division of Goldman,
Sachs & Co., where he was Chief Operating Officer of the Investment Banking Division
from 1997 to 2000.
•Mr. Alper was co-head of the Financial Institutions Group of the Investment Banking
Division of Goldman, Sachs & Co. from 1994 to 1997.
•Mr. Alper is a member of the board of trustees of the University of Chicago and served as its Chairman from June 2009 until May 2015.
•Mr. Alper also serves as a trustee of the University of Chicago Medical Center and the
Mount Sinai Medical Center in New York.

2026 Proxy Statement	27

About Lazard	Proxy Summary	Item 1 - Election of Directors	Corporate Governance	Item 2 - Executive Compensation	Item 3 - Declassification of Board	Item 4 - Incentive Compensation Plan	Item 5 - Ratification of Independent Auditors	Stock Ownership Information	General Information

Key Skills & Qualifications
Mr. Howe was selected to be a director of Lazard because of his broad business leadership experience, his extensive audit and accounting background, and his experience advising and participating in public company governance and reporting.
•Extensive audit and accounting experience, including more than 35 years at
Ernst & Young (“EY”).
•Senior firm leadership experience as U.S. Chairman, U.S. Managing Partner and Americas Area Managing Partner of EY.
•Strong governance and regulatory insight from board-level engagement with public company reporting and oversight.

Stephen R. Howe Jr. Independent Director Age: 64 years Director since: February 2024 Committees: •Audit (Chair) •Workplace and Culture

Career Highlights
•Mr. Howe served as U.S. Chairman (2012-2018) and U.S. Managing Partner and
Americas Area Managing Partner (2006-18) of EY and was a member of EY’s Global
Executive Board from 2006 until his retirement in 2018.
•In these roles, Mr. Howe directed strategy and operations for EY’s businesses of over
75,000 people, delivering professional services across all industry sectors.
•While leading EY, Mr. Howe also gained extensive board governance and regulatory experience.
•Since 2019, Mr. Howe has been a member of the Board of Directors of Royal Caribbean
Cruises Ltd, where he serves as chair of the Audit Committee and a member of the
Nominating and Corporate Governance Committee.
•Mr. Howe is also a member of the Board of the Peterson Institute for International
Economics and the Board of Trustees (Chairman) of the Liberty Science Center.
•Mr. Howe was previously a member of the boards of Colgate University, Carnegie Hall, the Partnership for New York City, the Center for Audit Quality, and the Financial
Accounting Foundation.

28	2026 Proxy Statement

About Lazard	Proxy Summary	Item 1 - Election of Directors	Corporate Governance	Item 2 - Executive Compensation	Item 3 - Declassification of Board	Item 4 - Incentive Compensation Plan	Item 5 - Ratification of Independent Auditors	Stock Ownership Information	General Information
Directors Continuing in Office (Terms Expiring in 2028)

Key Skills & Qualifications
Mr. Harrison was selected to be a director of Lazard because of his extensive experience within the financial services and investment management industry.
•Long-tenured investment management and asset management leadership, including service as CEO of Schroders.
•Deep global markets and capital allocation expertise developed across multiple leading financial institutions.
•Active industry and policy engagement through roles with UK and international market-focused organizations.

Peter Harrison Independent Director Age: 60 years Director since: March 2025 Committees: •Audit •Workplace and Culture

Career Highlights
•Mr. Harrison served as Chief Executive Officer of Schroders (“Schroders”) plc from
April 2016 to November 2024. He was appointed to the Board of Schroders in
May 2014.
•Previously he was Global Head of Investment. Before joining Schroders, Mr. Harrison was Chairman and CEO of RWC Partners.
•From 2004 to 2006, he was Global Chief Investment Officer of Deutsche Bank’s various asset management businesses.
•Peter began his career at Schroders, and later spent time at Newton Investment
Management and Flemings/JP Morgan as a Portfolio Manager.
•Mr. Harrison is a member of the UK Treasury’s Asset Management Taskforce, the board of the UK Investment Association (which he previously chaired) and the UK
Capital Markets Industry Taskforce.
•He is currently serving a three-year term (concluding in 2027) as Chair of Business in the Community, the King’s responsible business charity.
•Mr. Harrison was appointed to the Board of Directors of Marsh Inc. in February 2026.
He also serves on the Board of Directors of FCLT Global (the non-profit association dedicated to focusing capital on the long term), and he sits on the advisory boards of venture capital firm Antler and the Harvard University Impact Board.

2026 Proxy Statement	29

About Lazard	Proxy Summary	Item 1 - Election of Directors	Corporate Governance	Item 2 - Executive Compensation	Item 3 - Declassification of Board	Item 4 - Incentive Compensation Plan	Item 5 - Ratification of Independent Auditors	Stock Ownership Information	General Information

Key Skills & Qualifications
Mr. Schulman was selected to be a director of Lazard because of his demonstrated track record of driving transformative growth and innovation at large public companies in the telecommunications and financial services industries and his extensive experience leading complex, global organizations.
•Demonstrated leadership of large, complex public companies in telecommunications and financial services.
•Significant technology and fintech expertise, including digital payments and consumer financial services.
•Recognized risk management and ESG perspective from public company board and committee leadership roles.

Dan Schulman Lead Independent Director Age: 68 years Director since: February 2024 Committees: •Compensation •Nominating and Governance •Workplace and Culture

Career Highlights
•Mr. Schulman serves as the Chief Executive Officer of Verizon Communications, Inc.
(“Verizon”). He joined Verizon’s Board of Directors in 2018 and served as Verizon’s
Lead Independent Director from December 2024 to October 2025. He also served as
Chair of Verizon’s Human Resources Committee from 2018 to October 2025.
•Mr. Schulman served as the President and Chief Executive Officer of PayPal Holdings,
Inc. (“PayPal”) from July 2015 to September 2023 and as PayPal’s President and
Chief Executive Officer-Designee from September 2014 to July 2015.
•He also has served on PayPal’s Board from July 2015 to December 2023. Prior to
PayPal, Mr. Schulman served as Group President, Enterprise Group of American
Express Company from August 2010 to August 2014.
•Mr. Schulman was President, Prepaid Group of Sprint Nextel Corporation from
November 2009 to August 2010, and also served in other executive leadership positions at Virgin Mobile USA, Inc., Priceline Group, Inc., and AT&T, Inc.
•Mr. Schulman currently serves on the boards of Cisco Systems, Inc., where he chairs the Compensation and Management Development Committee and serves on the
Nomination and Governance Committee, Verizon Communications Inc., and JUST
Capital where he serves as Chairman of its Board of Directors.
•He is on the board of The Economic Club of New York and is a life member of the
Council on Foreign Relations.

30	2026 Proxy Statement

About Lazard	Proxy Summary	Item 1 - Election of Directors	Corporate Governance	Item 2 - Executive Compensation	Item 3 - Declassification of Board	Item 4 - Incentive Compensation Plan	Item 5 - Ratification of Independent Auditors	Stock Ownership Information	General Information

Key Skills & Qualifications
Mr. Shevelenko was selected to be a director of Lazard because of his leadership in artificial intelligence, his experience building and scaling technology businesses, and his background in digital platforms and automation relevant to
Lazard’s tech-enabled strategy.
•Leading AI and technology executive experience as Chief Business Officer of a high-growth AI company.
•Entrepreneurial and innovation track record building and scaling automation and digital platforms.
•Board-level fintech and financial services experience, including evaluation of strategic transactions.

Dmitry Shevelenko Independent Director Age: 40 years Director since: September 2025

Career Highlights
•Mr. Shevelenko is the Chief Business Officer of Perplexity AI, Inc., where he is responsible for all operations of the company and leads all aspects of its business growth, including strategic consumer and enterprise partnerships.
•Prior to joining Perplexity, Mr. Shevelenko founded and served as President of Tortoise
Inc., a retail and commerce automation startup based in Mountain View, California, focused on deploying robotic technologies for large enterprise partners.
•From 2014 to 2018, Mr. Shevelenko held senior roles in business development at Uber, where he helped scale global partnerships and new mobility initiatives, following earlier product leadership roles at LinkedIn and Meta.
•Mr. Shevelenko serves as a director of Payfare Inc., a publicly listed financial technology company, and has served on a special committee of its board overseeing the successful evaluation of its acquisition by Fiserv.
•As a cofounder and senior executive of high-growth technology companies, he routinely reviews and assesses complex financial statements, and he holds a B.A. in
Anthropology from Columbia University.

2026 Proxy Statement	31

About Lazard	Proxy Summary	Item 1 - Election of Directors	Corporate Governance	Item 2 - Executive Compensation	Item 3 - Declassification of Board	Item 4 - Incentive Compensation Plan	Item 5 - Ratification of Independent Auditors	Stock Ownership Information	General Information
Director Independence
Pursuant to the corporate governance listing standards of the NYSE, our Board has adopted standards for determining whether directors have material relationships with Lazard. The standards are set forth on Annex B to this Proxy Statement.
Under these standards, a director employed by Lazard cannot be deemed to be an “independent director” and, consequently,
Mr. Orszag is not an independent director of Lazard.
Our Board has determined that none of our other directors or director nominees have a material relationship with Lazard under the NYSE corporate governance listing standards and our Board’s standards for director independence and, accordingly, that each of our directors and director nominees (other than Mr. Orszag) is independent under the NYSE corporate governance listing standards and our Board’s standards.
Director Nomination Process
The Board’s Nominating and Governance Committee is responsible for evaluating and recommending to the Board proposed nominees for election to the Board of Directors. As part of its process, the Nominating and Governance Committee will consider director candidates recommended for consideration by members of the Board, by management and by shareholders.
It is the policy of the Nominating and Governance Committee to consider candidates recommended by shareholders in the same manner as other candidates. Candidates for the Board of Directors must be experienced, dedicated, and meet the highest standards of ethics and integrity. All directors represent the interests of all shareholders, not just the interests of any particular shareholder, shareholder group, or other constituency. The Nominating and Governance Committee periodically reviews with the Board the requisite skills and characteristics for new directors, taking into account the needs of Lazard and the composition of the Board as a whole. A majority of our directors must satisfy the independence requirements of both
Lazard and the NYSE. Likewise, each member of the Audit Committee must be financially literate and at least one member must possess the requisite qualifications to satisfy the SEC’s definition of “audit committee financial expert.” Once a candidate is identified, the Nominating and Governance Committee will consider the candidate’s mix of skills and experience with businesses and other organizations of comparable size, as well as his or her reputation, background and time availability
(in light of anticipated needs). The Nominating and Governance Committee also will consider the interplay of the candidate’s experience with the experience of other Board members, the extent to which the candidate would be a desirable addition to the
Board and any committees of the Board and any other factors it deems appropriate.

1 CANDIDATE RECOMMENDATION	As part of its regular review and recommendation process, the Nominating and Governance Committee will consider candidates recommended by the Board, by management and by shareholders.

2 NOMINATING AND GOVERNANCE COMMITTEE
The Nominating and Governance Committee evaluates candidates to ensure requisite experience, dedication, and integrity. The Committee also considers the interplay of a candidate's experience with that of other Board members, the needs of the Company, as well as other factors it deems appropriate.

3 BOARD OF DIRECTORS	After candidates are recommended by the Nominating and Governance Committee, the Board evaluates each candidate, taking into consideration the needs of the Board, including independence requirements.
The Company
continuously seeks to
bring fresh
perspectives to the
Board, demonstrated
by our term limit policy
for independent
directors and by
nominating 4 new
independent directors
over the last 2 years.

4 SHAREHOLDERS	Our Board is committed to nominating the best candidates for election by our shareholders, who have the opportunity to elect three candidates at this 2026 Annual Meeting of Shareholders.

32	2026 Proxy Statement

About Lazard	Proxy Summary	Item 1 - Election of Directors	Corporate Governance	Item 2 - Executive Compensation	Item 3 - Declassification of Board	Item 4 - Incentive Compensation Plan	Item 5 - Ratification of Independent Auditors	Stock Ownership Information	General Information
Shareholders wishing to recommend to the Nominating and Governance Committee a candidate for director at our 2027
Annual Meeting of Shareholders may do so by delivering in writing such candidate’s name, along with the other information required by our By-laws, to our Corporate Secretary at: Lazard, Inc., Office of the Corporate Secretary, 30 Rockefeller Plaza,
New York, New York 10112 between January 21, 2027 and February 20, 2027.
Majority Vote Policy
Though our By-laws only provide that a nominee must receive a plurality of all the votes cast at a meeting of shareholders, our
Board has adopted a “majority vote” policy for uncontested elections of directors.
In an uncontested election of directors, any nominee who receives a greater number of votes “withheld” from his or her election than votes “for” his or her election will, within five days following the certification of the shareholder vote, tender his or her written resignation to the CEO and Chairman for consideration by the Nominating and Governance Committee. As used herein, an “uncontested election of directors” is an election in which the number of nominees is not greater than the number of
Board seats open for election.
The Nominating and Governance Committee will consider any such tendered resignation and, promptly following receipt thereof, will make a recommendation to the Board concerning the acceptance or rejection of such resignation. In determining its recommendation to the Board, the Nominating and Governance Committee will consider all factors deemed relevant by the members of the Nominating and Governance Committee including, without limitation, the stated reason or reasons why shareholders who cast “withheld” votes for the director did so, the qualifications of the director (including, for example, the impact the director’s resignation would have on the Company’s compliance with the requirements of the SEC, the NYSE and Delaware law), and whether the director’s resignation from the Board would be in the best interests of the Company and its shareholders.
The Nominating and Governance Committee also will consider a range of possible alternatives concerning the director’s tendered resignation as members of the Nominating and Governance Committee deem appropriate including, without limitation, acceptance of the resignation, rejection of the resignation or rejection of the resignation coupled with a commitment to seek to address and cure the underlying reasons reasonably believed by the Nominating and Governance Committee to have motivated the “withheld” votes.
The Board will take formal action on the Nominating and Governance Committee’s recommendation no later than 90 days following the date of the shareholders’ meeting at which the election occurred. In considering the Nominating and Governance
Committee’s recommendation, the Board will consider the information, factors and alternatives considered by the Nominating and Governance Committee and such additional information, factors and alternatives as the Board deems relevant.
Following the Board’s decision on the Nominating and Governance Committee’s recommendation, the Company will promptly disclose, in a Form 8-K filed with the SEC, the Board’s decision, together with an explanation of the process by which the decision was made. If the Board has not accepted the tendered resignation, it will also disclose the reason or reasons for doing so.
No director who, in accordance with this policy, is required to tender his or her resignation shall participate in the Nominating and Governance Committee’s deliberations or recommendation, or in the Board’s deliberations or determination, with respect to accepting or rejecting his or her resignation as a director.

2026 Proxy Statement	33

About Lazard	Proxy Summary	Item 1 - Election of Directors	Corporate Governance	Item 2 - Executive Compensation	Item 3 - Declassification of Board	Item 4 - Incentive Compensation Plan	Item 5 - Ratification of Independent Auditors	Stock Ownership Information	General Information
Director Succession Planning and Refreshment
Our Nominating and Governance Committee continues to
focus on Board refreshment to align the Board's composition
with the Company's long term strategy and to reflect
meaningful Board succession planning. It has an evergreen
Board search process in place and has retained a nationally-
recognized Board search firm to assist in the identification of qualified candidates.
Our Nominating and Governance Committee evaluates the
evolving attributes, skills, experience, qualifications, and expertise needed by the Board to determine the Board's
membership and size. Over the last two years, the Board has
added four new independent directors with a range of skills.
Our Board believes a broad range of experiences and
expertise contributes to a more effective decision-making
process and helps drive long-term value. Our Nominating and
Governance Committee actively seeks out candidates with a
variety of backgrounds, skills, and experience to include in the pool from which the Board nominees are chosen, with the
ultimate decision on all Board nominations being based
on contributions that the selected nominees will bring to
the Board.
The Nominating and Governance Committee assesses the
effectiveness of its refreshment efforts through its regular evaluations of the Board’s composition.
Board Additions Over Last Two Years

Dan Schulman

Stephen R. Howe Jr.

Dmitry Shevelenko

Peter Harrison

Skills brought by new directors

Strategy and Financial Experience	Cybersecurity Expertise
Investment Experience	Oversight/Risk Management Expertise
Artificial Intelligence and Technology Experience	Human Capital Expertise
International Exposure/Emerging Market Experience	Senior Leadership Experience

The Board aims to strike a balance between the knowledge that comes from longer-term service on the Board and the new experience and ideas that can come from adding directors. The Board believes the average tenure of the directors of approximately five years reflects the balance the Board seeks between the different perspectives brought by longer-serving directors and new directors. The
Board aims to continue to refresh its membership over time.

34	2026 Proxy Statement

Corporate Governance

Board Structure

CURRENT LEADERSHIP STRUCTURE

Peter Orszag Chief Executive Officer and Chairman		Dan Schulman Lead Independent Director

COMMITTEE CHAIRS

Stephen R. Howe Jr. Audit Committee	Andrew M. Alper Compensation Committee	Iris Knobloch Nominating and Governance Committee	Michelle Jarrard Workplace and Culture Committee

Lazard is governed by a Board of Directors and various committees of the Board that meet throughout the year. Our Board has established four standing committees: the Audit Committee, the Compensation Committee, the Nominating and Governance
Committee, and the Workplace and Culture Committee. Each of the standing committees has adopted and operates under a written charter, all of which are available on our website at www.lazard.com. Other corporate governance documents also are available on our website, including our Corporate Governance Guidelines and our Code of Business Conduct and Ethics.
A copy of each of these documents is available to any shareholder upon request. Information contained on, or that can be accessed through, our website is not a part of, or incorporated by reference into, this Proxy Statement.

2026 Proxy Statement	35

About Lazard	Proxy Summary	Item 1 - Election of Directors	Corporate Governance	Item 2 - Executive Compensation	Item 3 - Declassification of Board	Item 4 - Incentive Compensation Plan	Item 5 - Ratification of Independent Auditors	Stock Ownership Information	General Information
Leadership Structure
Peter R. Orszag serves as CEO and Chairman of our Board of Directors. Dan Schulman serves as Lead Independent Director.
The Board recognizes the value in, and need for, strong independent perspectives especially to avoid any potential conflicts, and firmly believes the Lead Independent Director position provides this balance. This leadership structure provides:
•unified leadership and focused vision;
•enhanced oversight and fluid communication and coordination between the Board and management;
•effective continuity of leadership in light of the Company’s history and typical practice in the financial services sector;
•diversity of experience and insight; and
•enhanced client and shareholder engagement and relationships with our Board.

Peter Orszag Chief Executive Officer and Chairman

Peter R. Orszag is CEO and Chairman of the Board.
Mr. Orszag brings a strategic, visionary leadership style,
setting an ambitious long-term direction for Lazard. As
CEO, Mr. Orszag oversees the strategy, operations, and
senior management of Lazard.

Dan Schulman Lead Independent Director

Dan Schulman is Lead Independent Director of the Board.
Mr. Schulman is a strong, independent and active
director with clearly defined leadership authority
and responsibilities. In addition to his role as Lead
Independent Director, Mr. Schulman serves as a member
of the Compensation, Nominating and Governance, and
Workplace and Culture Committees of our Board.

LEAD INDEPENDENT DIRECTOR
The responsibilities and duties of the Lead Independent Director include the following:
•presiding at meetings of the Board in the absence of the Chairman, including the executive sessions of the independent members of the Board, and providing advice and feedback to the CEO and Chairman, other senior executives and key managing directors, as appropriate, from such executive sessions of the independent directors;
•leading discussions between the independent directors and the CEO, senior executives, and key managing directors to ensure timely decisions on significant matters;
•with input from the other independent directors, (1) reviewing and approving Board meeting schedules, as well as the agendas for such meetings, and (2) calling meetings of the independent directors and setting the agendas in connection with such meetings;
•together with the Board, providing oversight and advice to the CEO and Chairman regarding corporate strategy, direction, and implementation of initiatives;
•engaging, as appropriate, with significant shareholders to discuss governance and other important topics;
•together with the Compensation Committee, conducting periodic performance appraisals of the CEO;
•coordinating the activities of the chairs of Board committees;
•presiding at meetings of the Board, or the relevant portions of such meetings, when it would not be appropriate for our CEO and Chairman to preside; and
•performing such other duties as the Board may from time to time delegate to the Lead Independent Director.

36	2026 Proxy Statement

About Lazard	Proxy Summary	Item 1 - Election of Directors	Corporate Governance	Item 2 - Executive Compensation	Item 3 - Declassification of Board	Item 4 - Incentive Compensation Plan	Item 5 - Ratification of Independent Auditors	Stock Ownership Information	General Information
Committees of the Board
Each of our four standing committees consists entirely of independent, non-employee directors. The table below lists the membership of each committee as of the date of this proxy statement and the number of meetings held in 2025. As part of our continual focus on refreshment of the Board and its committees, new members of our Board joined committees in 2024 and
2025. In 2024, Mr. Schulman joined the Compensation, Nominating and Governance, and Workplace and Culture Committees.
In 2025, Messrs. Howe and Harrison both joined the Audit and Workplace and Culture Committees. Mr. Shevelenko, who
joined the Board in late 2025, will be appointed to a committee in the coming months.

	Audit	Compensation	Nominating and Governance	Workplace and Culture
Ann-Kristin Achleitner
Andrew M. Alper
Peter Harrison
Stephen R. Howe Jr.
Michelle Jarrard
Iris Knobloch
Dan Schulman (Lead Independent Director)
Dmitry Shevelenko
Number of meetings in 2025	5	8	3	4

= Chair

2026 Proxy Statement	37

About Lazard	Proxy Summary	Item 1 - Election of Directors	Corporate Governance	Item 2 - Executive Compensation	Item 3 - Declassification of Board	Item 4 - Incentive Compensation Plan	Item 5 - Ratification of Independent Auditors	Stock Ownership Information	General Information

Audit Committee Members: Stephen R. Howe Jr. (Chair) Ann-Kristin Achleitner Andrew M. Alper Peter Harrison Meetings in 2025: 5
Primary Responsibilities:
The Audit Committee assists our Board in fulfilling its oversight responsibilities with respect to:
•monitoring the integrity of our financial statements;
•assessing the qualifications, independence, and performance of our independent auditor;
•evaluating the performance of our internal audit function;
•reviewing the Company’s major financial risk exposures and the steps taken to monitor and control such exposures;
•overseeing the Company’s cybersecurity risk management programs, measures and policies; and
•monitoring the Company’s compliance with relevant legal and regulatory requirements.
All members of the Audit Committee are independent as required by Lazard and the listing standards of the NYSE.
All members of the Audit Committee are financially literate, as determined by the Board.
The Board has determined that Mr. Howe has the requisite qualifications to satisfy the
SEC’s definition of “audit committee financial expert.”

Compensation Committee Members: Andrew M. Alper (Chair) Michelle Jarrard Iris Knobloch Dan Schulman Meetings in 2025: 8
Primary Responsibilities:
The Compensation Committee assists the Board by overseeing our firm-wide compensation plans, policies, and programs and has full authority to:
•determine and approve the compensation of our CEO;
•review and approve the compensation of our other executive officers;
•review our compensation programs for all managing directors and employees; and
•administer the 2018 Plan and any successor plans.
All members of the Compensation Committee are independent as required by Lazard and the listing standards of the NYSE.
The Compensation Committee directly engaged Compensation Advisory Partners (CAP), an independent compensation consulting firm, to assist it with various compensation analyses, as well as to provide consulting on executive compensation practices and determinations, including information on equity-based award design. CAP generally attends meetings of the Compensation Committee. Following year-end, Mr. Orszag makes recommendations to the Compensation Committee as to the total compensation package
(salary, annual cash incentive, and long-term incentive compensation awards) to be paid to each of the other executive officers.

38	2026 Proxy Statement

About Lazard	Proxy Summary	Item 1 - Election of Directors	Corporate Governance	Item 2 - Executive Compensation	Item 3 - Declassification of Board	Item 4 - Incentive Compensation Plan	Item 5 - Ratification of Independent Auditors	Stock Ownership Information	General Information

Nominating and Governance Committee Members: Iris Knobloch (Chair) Ann-Kristin Achleitner Dan Schulman Meetings in 2025: 3
Primary Responsibilities:
The Nominating and Governance Committee assists our Board in promoting sound corporate governance principles and practices by:
•leading the Board in an annual review of its own performance;
•identifying individuals qualified to become Board members, consistent with criteria approved by the Board;
•recommending to the Board the director nominees for the next annual meeting of shareholders;
•recommending to the Board director nominees for each committee of the Board;
•recommending to the Board compensation of non-executive directors; and
•reviewing and reassessing our Corporate Governance Guidelines.
All members of the Nominating and Governance Committee are independent as required by Lazard and the listing standards of the NYSE.
The Nominating and Governance Committee also is responsible for recommending to the
Board standards regarding the independence of non-executive directors and reviewing such standards on a regular basis to confirm that such standards remain consistent with sound corporate governance practices and with any legal, regulatory or
NYSE requirements.

Workplace and Culture Committee Members: Michelle Jarrard (Chair) Peter Harrison Stephen R. Howe Jr. Dan Schulman Meetings in 2025: 4
Primary Responsibilities:
The Workplace and Culture Committee assists and advises management in continuing to cultivate and reinforce a workplace culture that helps attract, motivate and retain talented people, allows them to thrive, fosters productivity and professional and personal development, values inclusion, and encourages people to engage with each other and their communities by:
•overseeing efforts by management to communicate, promote and embed principles integral to a commercial and collegial workplace;
•periodically discussing with management the development, implementation, and effectiveness of the Company’s policies and strategies relating to workplace culture; and
•reviewing efforts by management to enhance the Company’s workforce.
All members of the Workplace and Culture Committee are independent.

2026 Proxy Statement	39

About Lazard	Proxy Summary	Item 1 - Election of Directors	Corporate Governance	Item 2 - Executive Compensation	Item 3 - Declassification of Board	Item 4 - Incentive Compensation Plan	Item 5 - Ratification of Independent Auditors	Stock Ownership Information	General Information
The Board’s Oversight Role

Key Areas of Board Oversight

Our Board is responsible for, and committed to, the oversight of the business and strategy of our firm. In carrying out this responsibility, our Board, working with and through its Committees, as applicable, discusses and receives regular updates on a wide variety of matters affecting our Company.

Strategy & business performance	CEO & senior management performance	Risk management & internal controls	Executive succession planning	Financial performance & reporting

Our Board’s oversight includes a particular focus on safeguarding Lazard’s legacy and reputation.

Oversight of Strategy
The Board has oversight responsibility for the Company’s strategy and long-term planning and works closely with senior management to evaluate the Company’s strategic priorities in relation to ongoing developments in the global financial advisory and asset management markets. Strategic discussions are embedded in Board meetings throughout the year and include management updates on business performance, client and market dynamics, competitive and regulatory developments, and key strategic initiatives, together with the opportunities and risks associated with those initiatives. The Board holds senior management accountable for effectively implementing the Company’s strategy while maintaining an effective risk management framework and system of internal controls.
While the Board oversees the Company’s strategic direction and holds management accountable for execution, management is responsible for developing and implementing the Company’s strategy. Our Lead Independent Director helps to facilitate the
Board’s oversight of strategy, including through periodic meetings with our independent directors in executive sessions.

40	2026 Proxy Statement

About Lazard	Proxy Summary	Item 1 - Election of Directors	Corporate Governance	Item 2 - Executive Compensation	Item 3 - Declassification of Board	Item 4 - Incentive Compensation Plan	Item 5 - Ratification of Independent Auditors	Stock Ownership Information	General Information
Oversight of Risk

Board of Directors
The Board, working together with the Audit Committee, oversees the Company’s risk management program and regularly reviews and considers the risks inherent in the Company’s strategic objectives, operating plans, and business activities. The Board also delegates oversight of certain risk areas to its committees based on their respective mandates and areas of expertise, including those set forth below. For example: From time to time, the Board and/or relevant committees receive focused presentations on significant risk areas and emerging issues, and may also consider reports from internal stakeholders or external advisors, as appropriate.

Audit Committee
•The Audit Committee has primary responsibility for oversight of the Company’s risk management program and assists the
Board in its oversight of the Company’s risk assessment and
risk management policies, processes, and practices.
•The Audit Committee meets quarterly to review major risk
exposures and risk management topics, including
cybersecurity and data security matters. Updates on risks
deemed material to the Company are reviewed at regular
meetings of the Audit Committee and reported to the
full Board.
•The Audit Committee, together with members of the
Company’s finance team, led by the Chief Financial Officer,
and the Global Risk Committee, review the categories of risk the Company faces, including any risk concentrations, risk
interrelationships, and financial and cybersecurity risk
exposures, as well as the likelihood of occurrence, the
potential impact of those risks, and the steps management
has taken to monitor, mitigate, and control such exposures.
•The Company’s Chief Information Security Officer also
frequently participates in these reviews and reports at least quarterly to the Audit Committee and at least annually to the full Board regarding cybersecurity incidents, threats, risks, and the plans and policies to address them.

Compensation Committee
•The Compensation Committee oversees the Company’s
compensation programs and practices for consistency and
alignment with Lazard’s strategic goals, and in connection
therewith reviews Lazard’s compensation practices to assess
the risk that they will have a material adverse effect on
the Company.
Workplace and Culture Committee
•The Workplace and Culture Committee oversees workplace
culture and human capital matters.
Nominating and Governance Committee
•The Nominating and Governance Committee oversees
corporate governance matters, including Board composition
and succession planning.

Management
While the Board oversees risk management, management is responsible for day-to-day risk management, including identifying, assessing, managing, and mitigating risks and implementing related policies, processes, and controls. Management provides the Board and its committees with regular reporting on the Company’s risk profile, key risk developments, and the status of mitigation efforts.

Global Risk Committee
•Senior management oversees risk through the Global Risk Committee, which is supported by a network of segment and geographic risk committees tailored to the Company's business and local requirements.
•The Global Risk Committee meets monthly and is attended by senior management and representatives from the Company’s businesses and key control functions, including risk, legal, compliance, internal audit, and operations, among others. The Global
Risk Committee’s monthly monitoring and reporting processes support periodic updates to the Board and the Audit Committee regarding significant enterprise risks, trends and mitigation actions.
•The Global Risk Committee is designed to enable consistent enterprise-wide risk reporting, trend analysis, and escalation and to provide a forum for cross-functional coordination on significant risk matters and mitigation activities.

Segment and Geographic Risk Committees
•The Company’s network of segment and geographic risk committees supports risk identification, monitoring, escalation, and mitigation. These committees provide structured forums to review risk indicators, incidents and emerging issues and to oversee remediation and mitigation plans, with escalation to senior management and/or the Global Risk Committee, as appropriate.

2026 Proxy Statement	41

About Lazard	Proxy Summary	Item 1 - Election of Directors	Corporate Governance	Item 2 - Executive Compensation	Item 3 - Declassification of Board	Item 4 - Incentive Compensation Plan	Item 5 - Ratification of Independent Auditors	Stock Ownership Information	General Information
Enterprise Risk Management Framework
•Management has implemented an enterprise-wide risk management structure designed to facilitate the identification, assessment, and escalation of risks across the Company’s businesses, geographies, and corporate functions.
•The Company’s risk management structure is intended to provide a framework for assessing and monitoring key risks across financial, business, operational, human resources, cybersecurity, regulatory compliance, and other risk categories.
•The Company’s enterprise risk management processes also operate alongside the Company’s disclosure controls and procedures to support timely escalation of matters that may warrant Board attention and, where appropriate, consideration for inclusion in the Company’s public disclosures.
Enterprise Risk Management Processes

Identification
•Risks are identified through
multiple channels, including
business operations, periodic
committee reviews, monitoring
of internal and external
developments (including market
and regulatory developments),
incident reporting, and control
function activities (including
compliance, legal,
risk management, and
internal audit).
•Risk owners and control
functions engage through
segment and geographic
committees and corporate
forums to identify, evaluate, and
coordinate on emerging risks.

Escalation and Mitigation
•Items identified through segment and geographic risk committees and other management processes are escalated to the Global Risk Committee and/or senior management, as appropriate.
•When warranted, management develops and tracks mitigation plans and monitors progress through recurring committee reviews and dashboard reporting.
•Management also uses escalation channels to elevate matters requiring prompt attention.

Monitoring
•The Global Risk Committee's monitoring process incorporates a structured risk hierarchy supported by quantitative and qualitative key performance indicators and key risk indicators.
•Management uses these tools to assess risk levels and trends, prioritize risk response activities and support reporting.

42	2026 Proxy Statement

About Lazard	Proxy Summary	Item 1 - Election of Directors	Corporate Governance	Item 2 - Executive Compensation	Item 3 - Declassification of Board	Item 4 - Incentive Compensation Plan	Item 5 - Ratification of Independent Auditors	Stock Ownership Information	General Information
AI Governance Framework
As the Company continues to expand the use of AI-enabled tools and capabilities, we have implemented a global AI governance framework intended to promote responsible and effective adoption of AI while managing associated risks, including data security and privacy considerations, third-party vendor risk, regulatory compliance, and reputational risk.
The Company’s AI governance framework consists of three core components:
AI Governance Committee
•Established an internal AI Governance Committee with cross-functional representation.
•Key responsibilities include advising management on AI-related risks and mitigation measures for new tools and use cases, monitoring compliance with applicable AI-related regulatory requirements, and reporting AI incidents to management.
AI Use Policy and Training
•Established an AI Use Policy and related training designed to provide employees with clear guidelines for AI use in
Lazard business activities, with a focus on data protection and privacy, human oversight, and integrity of work product.
AI Risk Framework
•Implemented a risk-based framework to facilitate efficient categorization of AI use cases by risk level and to support risk-based decision-making.
To support consistent evaluation and oversight of AI tools and use cases, management has also established an AI Council composed of representatives from across the firm to coordinate, prioritize and accelerate AI adoption and innovation and to support implementation of the Company’s AI governance framework. Management provides updates to the Board and its committees regarding AI governance and related risk considerations, as appropriate.
Oversight of CEO and Management Succession Planning
The Board recognizes the importance of succession planning to help assure the orderly functioning and transition of the
Company’s leadership. Accordingly, the Board plans for succession of the Chief Executive Officer and other executive officers directly and through its committees, and periodically reviews such plans, including potential successors for such positions. The
Compensation Committee, in consultation with the Lead Independent Director, conducts an annual review of the Chief
Executive Officer’s performance and reports the results of such review to the Board.
The Board’s succession planning discussions enable the Board to assess leadership needs over time and to support continuity of leadership consistent with the Company’s strategy and business needs, including consideration of both longer-term leadership development and contingency planning for unexpected leadership changes. Executive succession planning takes many forms, including:
•Review and discussion of potential successors and management development plans for key leadership roles;
•Regular interaction with and assessment of members of senior management through Board and committee meetings and other business discussions;
•Consideration of the experience, capabilities, and leadership attributes relevant to the Chief Executive Officer and other senior leadership roles; and
•Discussion among independent directors in executive session, including with the Lead Independent Director, as appropriate.
The Board, including through the Lead Independent Director, periodically consults with the Chief Executive Officer regarding the identification and support of talented individuals within the Company, and Board-level discussions regarding leadership development and management capabilities may occur in connection with the Board’s review of strategy and business performance.
Throughout the year, directors have opportunities to interact with members of senior management in connection with Board and committee meetings and other business discussions, which informs the Board’s oversight of leadership development and succession planning.

2026 Proxy Statement	43

About Lazard	Proxy Summary	Item 1 - Election of Directors	Corporate Governance	Item 2 - Executive Compensation	Item 3 - Declassification of Board	Item 4 - Incentive Compensation Plan	Item 5 - Ratification of Independent Auditors	Stock Ownership Information	General Information
Board Engagement
Shareholder Outreach and Feedback
The views and perspectives of our shareholders are critically important to our Board and management.
In 2025, we expanded and deepened our engagement efforts. Building on prior years, we took a deliberate, proactive, and transparent approach—reaching a broad cross‑section of shareholders through year‑round outreach by members of our Board and senior management. We discussed a wide variety of topics, including our Lazard 2030 goals, business strategy, financial and operating performance, governance framework, executive compensation practices, capital allocation priorities, board composition and refreshment, and geopolitical and regulatory developments.
These efforts reflect our firm commitment to maintaining an open, two‑way dialogue with shareholders, understanding their evolving priorities, and translating their feedback into meaningful actions that strengthen alignment of our long‑term strategy, performance, and pay outcomes. Throughout the year, we held individual and group meetings and participated in numerous industry and investor conferences. We also engaged with governance and stewardship professionals at many of our largest shareholders to understand their evolving voting policies and expectations for compensation and governance practices.
Spring Engagement
We conducted targeted spring outreach in advance of our Annual Meeting focused on our key ballot items. A member of our
Compensation Committee, together with senior management, participated in a majority of these proxy‑season discussions.
These conversations allowed us to address shareholder questions about the alignment of incentive outcomes with financial and strategic results, the rigor of our performance goals, and how our compensation structure supports our long‑term strategy.
We also solicited preliminary feedback on potential enhancements that we were considering for our executive compensation program.
Fall Engagement
In the fall, we conducted an expanded round of “off‑season” engagement with a majority of our largest shareholders.
A member of our Compensation Committee, together with senior management, participated in all of these discussions.
This effort focused on soliciting detailed input on proposed changes to our executive compensation program and on governance topics more broadly.
Key Feedback We Heard
Throughout the course of the year, shareholders consistently expressed overall confidence in our business strategy, our
Lazard 2030 goals, and our governance practices and disclosures, including our approach to aligning executive pay with long‑term performance. At the same time, we also heard that shareholders generally favor a metric-driven executive compensation program, a mix of performance-based and time-based awards, more transparency on pay rationale and decisions, prudent management of equity dilution, a declassified board, and enhanced disclosure of director skills and alignment with our strategy.
Actions Taken in Response
We carefully considered the thoughtful and helpful feedback we received, which led us to adopt a series of enhancements to our executive compensation program and corporate governance framework. Although the enhancements could not be fully implemented for the 2025 program given the timing of our expanded engagement efforts, our Compensation Committee incorporated the goals, objectives, and related concepts from the 2026 plan into its 2025 compensation decisions.
These changes demonstrate our ongoing commitment to engaging with our shareholders and taking concrete actions in response to their perspectives. We plan to continue these efforts in 2026 and to share how shareholder feedback continues to help shape and evolve our practices.

For a detailed description of specific changes relating to our executive compensation program, please see
How We Have Addressed Shareholder Feedback on Our Compensation Program on pages 57-58. For a description of our governance enhancements, please see Governance Enhancements on page 45.

44	2026 Proxy Statement

About Lazard	Proxy Summary	Item 1 - Election of Directors	Corporate Governance	Item 2 - Executive Compensation	Item 3 - Declassification of Board	Item 4 - Incentive Compensation Plan	Item 5 - Ratification of Independent Auditors	Stock Ownership Information	General Information

2025 Shareholder Engagement

Spring Outreach Addressing say-on-pay questions

Outreach with shareholders representing approximately ~80% of our institutional shares	Communications with shareholders representing approximately ~67% of our institutional shares	Member of our Compensation Committee participated in ~90% of the proxy engagements with our top 10 institutional shareholders

Fall Outreach Intensive focus on changes in executive compensation

Outreach with shareholders representing approximately ~60% of our institutional shares	Discussions with top 10 active shareholders representing approximately 58% of our institutional shares	Member of our Compensation Committee participated in 100% of the off-season engagements

How we engaged with investors		Topics discussed with our investors

•Hosted individual and small-group meetings
•Attended investor and industry conferences
•Reported our shareholders' views to our Board
of Directors
•A member of our Compensation Committee
participated in proxy conversations with
investors representing approximately 60% of
our top institutional shareholders
•A member of our Compensation
Committee participated in all off-season
engagement discussions

•Business strategy and performance, including Lazard
2030, and shareholder alignment
•Executive compensation matters, including equity
compensation dilution and share repurchases (see
pages 57-58 for further detail)
•Overall enhancements to disclosures and
increased transparency
•Corporate governance matters, including board
composition, annual elections, and director skills (see
below for further detail)

2026 Proxy Statement	45

About Lazard	Proxy Summary	Item 1 - Election of Directors	Corporate Governance	Item 2 - Executive Compensation	Item 3 - Declassification of Board	Item 4 - Incentive Compensation Plan	Item 5 - Ratification of Independent Auditors	Stock Ownership Information	General Information
Governance Enhancements
The following table summarizes the key corporate governance topics discussed during our shareholder engagement and outlines our responses to shareholder feedback.

Topic	What We Heard	How We Responded

Corporate Governance – Board Structure	Strong, consistent advocacy for declassifying the Board and moving to annual elections.	The Board approved a proposal to declassify the Board, which is being submitted to shareholders for approval at this 2026 Annual Meeting. See Agenda Item 3 on page 92.

Corporate Governance – Skills and Refreshment	Requests for greater visibility into director skills alignment; and interest in succession planning.
Enhanced disclosure of director skills and
alignment with strategy; continued focus on
orderly Board refreshment with the addition of
directors that align with Lazard 2030.
See Director Skills, Qualifications, and
Experience on page 19.

For a detailed description of specific changes relating to our executive compensation program, please see How We Have Addressed Shareholder Feedback on Our Compensation Program on pages 57-58.

Communication with the Board
Anyone who wishes to send a communication to our non-executive directors as a group may do so by mail at the address listed below, and by marking the envelope, Attention: Non-Executive Directors of the Lazard, Inc. Board of Directors.
Lazard, Inc.
30 Rockefeller Plaza
New York, NY 10112
The Lazard, Inc. Board of Directors c/o the Corporate Secretary
These procedures are also posted on our website at www.lazard.com.
Director Attendance
The Board held 10 meetings in 2025. In 2025, overall attendance by our directors at meetings of the Board and its Committees averaged over 95%. Each director who currently serves on our Board attended at least 85% of the meetings of the Board and
Committees on which he or she served that were held during the period for which he or she had been a director or Committee member. All directors serving at the time attended the 2025 Annual Meeting of Shareholders.

~95% Board Meeting Attendance in 2025	10 Total Board Meetings held in 2025

~85% Committee Meeting Attendance in 2025	20 Total Committee Meetings in 2025

46	2026 Proxy Statement

About Lazard	Proxy Summary	Item 1 - Election of Directors	Corporate Governance	Item 2 - Executive Compensation	Item 3 - Declassification of Board	Item 4 - Incentive Compensation Plan	Item 5 - Ratification of Independent Auditors	Stock Ownership Information	General Information
Board Evaluation Process
Our Board is committed to continually strengthening all aspects of corporate governance and our Board and the individual directors regularly evaluate their own effectiveness and the effectiveness of the Board process. As part of that review, the
Chair of the Nominating and Governance Committee conducts one-on-one discussions with all directors utilizing questionnaires to assess overall effectiveness, including with respect to strategic oversight, interactions with, and evaluations of, management, board culture, board structure and operation, governance policies and committee structure, functioning, and composition. The results of these evaluations are aggregated and shared on an anonymous basis with the Nominating and
Governance Committee, which then reviews and presents its findings to the full Board for discussion and feedback. Through this regular self-assessment, the Board identifies areas for further reflection and improvement and, as appropriate, updates or changes our existing practices. The Nominating and Governance Committee annually reviews, updates and approves the evaluation framework, including the director evaluation questionnaires, in light of changing conditions and shareholder interests.

Annual Process is Initiated & Format Reviewed
The Nominating and Governance Committee initiates the annual evaluation process by reviewing the format of the Board and committee evaluation process to ensure that actionable feedback is solicited on the performance of the Board and the committees.

Discussions with Directors Utilizing Questionnaires
The Chair of the Nominating and Governance Committee conducts one-on-one discussions with all directors utilizing questionnaires. The questionnaires solicit commentary on various topics, including Board and committee composition and performance, meeting materials, access to management, among other matters.
Directors were also invited to discuss the performance of other directors.

Review by Nominating and Governance Committee
The results of the director self-evaluation questionnaires and interviews are compiled and anonymized, and then shared with the Nominating and Governance Committee, which reviews and discusses the evaluations and highlights key areas for further discussion, reflection, and improvement.

Presentation of Findings
The Nominating and Governance Committee presents its findings to the full Board for discussion and feedback. Based on these findings, the Board assesses the overall effectiveness of the Board and identifies possible areas for further consideration and improvement.

Feedback Incorporated
In response to feedback solicited from the Board, the Nominating and Governance
Committee discusses areas of focus for improvement and works with management and the Board committees to develop appropriate action plans.

Changes and enhancements as a result of director feedback have included, for example:
•Enhancing discussions on strategy and the competitive landscape at Board meetings and in executive sessions
•Enhancing the focus of materials presented to the Board and its Committees
•Allocation of timing between presentations and discussions
•Reassessing board composition and desired attributes for new directors

2026 Proxy Statement	47

About Lazard	Proxy Summary	Item 1 - Election of Directors	Corporate Governance	Item 2 - Executive Compensation	Item 3 - Declassification of Board	Item 4 - Incentive Compensation Plan	Item 5 - Ratification of Independent Auditors	Stock Ownership Information	General Information
Governance Policies and Practices
Code of Business Conduct and Ethics
We have adopted a Code of Business Conduct and Ethics that is applicable to all directors, officers, and employees of Lazard and its subsidiaries and affiliates. We have also adopted a Supplement to the Code of Business Conduct and Ethics for certain senior officers, including our CEO, Chief Financial Officer and principal accounting officer. Each of these codes is available on our website at www.lazard.com. A print copy of each of these documents is available to any shareholder upon request. We will disclose amendments to, or waivers from, the Code of Business Conduct and Ethics, if any, on our website.
Certain Relationships and Related Transactions
Policy on Related Party Transactions
Our Board has adopted a written policy requiring that all “Interested Transactions” (as defined below) be approved or ratified by either the Nominating and Governance Committee or, under certain circumstances, the Chair of the Nominating and
Governance Committee. The Committee is required to review the material facts of all Interested Transactions that require the Committee’s approval or ratification and either approve or disapprove of the Interested Transaction. The Committee takes into account, among other factors, whether the Interested Transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the interest of the “Related
Party” (as defined below) in the transaction. In addition, our Board has delegated to the Chair of the Committee the authority to pre-approve or ratify (as applicable) any Interested Transaction with a Related Party in which the aggregate amount involved is expected to be less than $1 million. A report is then made to the Committee at its next regularly scheduled meeting of each new Interested Transaction pre-approved by the Chair of the Committee. Any director who is a Related Party with respect to an Interested Transaction may not participate in any discussion or approval of such Interested Transaction. An “Interested
Transaction” is one in which (i) the Company is a participant, (ii) the aggregate amount involved will or may be expected to exceed $120,000, (iii) one of our executive officers, directors, director nominees, 5% shareholders or their family members
(each, a “Related Party”) has a direct or indirect material interest in the transaction and (iv) the transaction is required to be disclosed in our Proxy Statement or Annual Report on Form 10-K pursuant to the rules and regulations promulgated by the SEC.
Tax Receivable Agreement
In connection with our initial public offering and related transactions in May 2005, the Company entered into a tax receivable agreement with the predecessor of LMDC Holdings, LLC (“LMDC Holdings”) on May 10, 2005 (the “Tax Receivable
Agreement”). On June 16, 2015, the Company and LMDC Holdings amended and restated the Tax Receivable Agreement and, on October 26, 2015, the Company and LTBP Trust, a Delaware statutory trust (the “Trust”), entered into a Second
Amended and Restated Tax Receivable Agreement (the “Amended and Restated Tax Receivable Agreement”).
The Amended and Restated Tax Receivable Agreement provides for the payment by our subsidiaries to the Trust of
(i) approximately 45% of the amount of cash savings, if any, in U.S. federal, state and local income tax or franchise tax that we actually realize as a result of the increases in the tax basis of certain assets and of certain other tax benefits related to the
Amended and Restated Tax Receivable Agreement, and (ii) an amount that we currently expect will equal 85% of the cash tax savings that may arise from tax basis increases attributable to payments under the Amended and Restated Tax Receivable
Agreement. Our subsidiaries expect to benefit from the balance of cash savings, if any, in income tax that our subsidiaries realize from such tax basis increases. Any amount paid by our subsidiaries to the Trust will generally be distributed pro rata to the owners of the Trust, who include one of our executive officers.
For purposes of the Amended and Restated Tax Receivable Agreement, cash savings in income and franchise tax will be computed by comparing our subsidiaries’ actual income and franchise tax liability to the amount of such taxes that our subsidiaries would have been required to pay had there been no increase in the tax basis of certain assets of Lazard Group and had our subsidiaries not entered into the Amended and Restated Tax Receivable Agreement. The term of the Amended and Restated Tax Receivable Agreement will continue until approximately 2033 or, if earlier, until all relevant tax benefits have been utilized or expired.

48	2026 Proxy Statement

About Lazard	Proxy Summary	Item 1 - Election of Directors	Corporate Governance	Item 2 - Executive Compensation	Item 3 - Declassification of Board	Item 4 - Incentive Compensation Plan	Item 5 - Ratification of Independent Auditors	Stock Ownership Information	General Information
The cumulative liability relating to our obligations under the Amended and Restated Tax Receivable Agreement as of
December 31, 2025 was approximately $57 million.
The amount of the Amended and Restated Tax Receivable Agreement liability is an undiscounted amount based upon current tax laws, the current structure of the Company and various assumptions regarding potential future operating profitability.
The assumptions reflected in the estimate involve significant judgment and if our structure or actual income are different than our assumptions, we could be required to accelerate payments under the Amended and Restated Tax Receivable Agreement.
As such, the actual amount and timing of payments under the Amended and Restated Tax Receivable Agreement could differ materially from our estimates.
The Company currently expects that a payment of $10 million will be made under the Amended and Restated Tax Receivable
Agreement in 2026.
Certain Relationships with Our Directors, Executive Officers, Principal
Shareholders, and Employees
During 2025 and 2024, certain of our executive officers received shares of our common stock in connection with the vesting or settlement of previously granted deferred equity incentive awards. The vesting or settlement, as applicable, of such equity awards gave rise to a tax payable by the executive officers. Consistent with our past practice, the Company purchased, at the closing market price on the vesting date, shares of our common stock from certain of our executive officers equal in value to all or a portion of the estimated amount of such tax. In 2025, such purchases, together with any incremental sales to the
Company, totaled 96,931, 100,000 and 85,894 shares of common stock from Peter R. Orszag, Evan L. Russo, and Alexandra
Soto, respectively. Each such transaction, including its terms, was reported in a Form 4 filing with the SEC.
The Vanguard Group beneficially owns more than 5% of our common stock. In 2025, the Company and its affiliates engaged in asset management or other transactions or arrangements with, and provided ordinary course financial services to, entities and funds within The Vanguard Group and its affiliates or their respective clients, including by acting as a sub-advisor to certain funds managed by The Vanguard Group. These transactions and arrangements were negotiated on an arm’s-length basis, contain customary terms and conditions, and were unrelated to the ownership of our common stock by The Vanguard
Group or its related funds and entities. In 2025, the Company received $18,707,569 for services provided to The Vanguard
Group or its related funds and entities.
FMR LLC beneficially owns more than 5% of our common stock. In 2025, the Company and its affiliates utilize the services of affiliates of FMR LLC, including management services for our employee retirement and equity plans and distribution services for our asset management business. These transactions and arrangements are negotiated on an arm’s-length basis, contain customary terms and conditions, and are unrelated to the ownership of our common stock by FMR LLC or its related entities.
In 2025, the Company paid FMR LLC or its related entities $331,000 in connection with these services and received
$1,222,781 for services provided to FMR LLC or its related entities.
BlackRock, Inc. beneficially owns more than 5% of our common stock. In 2025, the Company and its affiliates engaged in asset management or other transactions or arrangements with, and provided ordinary course financial services to, entities and funds of BlackRock, Inc. and its affiliates or their respective clients. These transactions and arrangements were negotiated on an arm’s-length basis, contain customary terms and conditions, and were unrelated to the ownership of our common stock by
BlackRock, Inc. or its related funds and entities. In 2025, the Company received $1,937,539 for services provided to
BlackRock, Inc. or its related funds and entities.
We do not have any related-party transactions or a similar relationship with T. Rowe Price Associates, Inc., a beneficial owner of more than 5% of our common stock.
Some of our directors serve as directors of organizations to which Lazard provides services, or as directors or trustees of tax-exempt organizations to which Lazard makes charitable contributions, in each case in the ordinary course of business.
Some of our directors and executive officers (and persons or entities affiliated with them) have funds under management with, or other accounts with, our Asset Management business, and have invested or may invest their personal funds in other funds or investments that we have established and that we may manage or sponsor.

2026 Proxy Statement	49

About Lazard	Proxy Summary	Item 1 - Election of Directors	Corporate Governance	Item 2 - Executive Compensation	Item 3 - Declassification of Board	Item 4 - Incentive Compensation Plan	Item 5 - Ratification of Independent Auditors	Stock Ownership Information	General Information
Anti-Hedging and Anti-Pledging Policy
We have an anti-hedging and anti-pledging policy that prohibits our employees (including our executive officers), our directors and their respective designees from (i) short-selling Company securities, (ii) entering into a transaction involving a put, call, or other derivative or hedge on Company securities, or (iii) pledging Company securities, including holding Company securities in a margin account or otherwise using Company securities as collateral for a loan or other obligation, in each case without the prior approval of our General Counsel; provided that our General Counsel may not give such approval to our executive officers and directors.
Insider Trading Policy
We have adopted an insider trading policy governing the purchase, sale and/or other disposition of our securities by our directors, officers and employees, and other covered persons, as well as the Company itself, that we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations, and NYSE listing standards. A copy of our insider trading policy is incorporated by reference in our 2025 Annual Report as filed with the SEC on February 23, 2026.
Clawback Policies
We have robust compensation clawback policies for our executive officers.  For more detail, see Compensation
Clawback Policies.

50	2026 Proxy Statement

About Lazard	Proxy Summary	Item 1 - Election of Directors	Corporate Governance	Item 2 - Executive Compensation	Item 3 - Declassification of Board	Item 4 - Incentive Compensation Plan	Item 5 - Ratification of Independent Auditors	Stock Ownership Information	General Information
Director Compensation
Non-Employee Director Compensation. Directors who are officers of the Company do not receive any fees for their services as directors. In 2025, our directors’ compensation program provided that each of our non-employee directors would receive:
•an annual cash retainer of $126,000;
•an annual award of deferred stock units (“DSUs”) with a grant date value of $154,000; and
•annual retainers, payable 45% in cash and 55% in DSUs, in the amounts of:
•$20,000 for the chair of each committee ($30,000 in the case of the Audit Committee);
•$50,000 for the Lead Independent Director; and
•$15,000 for non-chair members of each committee ($20,000 in the case of the Audit Committee).
Cash compensation is distributed on a quarterly basis (on or about the 15th of February, May, August, and November), and the DSUs described above, the number of which is determined based on the NYSE closing price of our common stock on the trading day immediately preceding the date of grant, are granted on an annual basis on or about June 1st of each year, except for initial prorated grants made to new directors upon their election or appointment to the Board, and to continuing directors upon their appointment to new Board Committees or positions.
Non-employee directors may elect to receive additional DSUs in lieu of some or all of their cash compensation pursuant to the
Directors Fee Deferral Unit Plan. Such DSUs are granted on the same quarterly cash payment dates noted above, with the number of DSUs determined based on the NYSE closing price of our common stock on the trading day immediately preceding the date of grant.
All DSUs awarded under these arrangements are converted to shares of our common stock on a one-for-one basis and distributed to a director only after he or she ceases to be a member of the Board. Dividend equivalent payments are made in respect of DSUs, which are paid in cash at the same rate and time that dividends are paid on shares of our common stock.
The Nominating and Governance Committee regularly reviews our director compensation program.
The table below sets forth the compensation paid to our non-employee directors during 2025.

Directors	Fees Earned or Paid in Cash	Stock Awards(1)	Total
Ann-Kristin Achleitner	$141,750	$173,253	$315,003
Andrew M. Alper(2)	$144,058	$176,030	$320,088
Peter Harrison	$99,619	$215,616	$315,235
Stephen R. Howe Jr.(2)	$146,364	$178,765	$325,129
Michelle Jarrard	$141,750	$173,253	$315,003
Iris Knobloch	$141,750	$173,253	$315,003
Jane L. Mendillo(2)	$68,171	$—	$68,171
Dan Schulman	$167,688	$206,280	$373,968
Dmitry Shevelenko	$25,900	$115,102	$141,002
(1)The value of the DSUs reported in the table above is based on the grant date fair value of awards computed in accordance with FASB
ASC Topic 718. See Note 16 of the Notes to the Consolidated Financial Statements contained in our 2025 Annual Report. The number of and grant date fair value of the DSUs granted on June 4, 2025 (based on the NYSE closing price of our common stock on the trading day immediately preceding the date of grant) were as follows: Dr. Achleitner, 3,992, valued at $173,253; Mr. Alper, 4,056, valued at $176,030;
Mr. Harrison, 4,892, valued at $215,616; Mr. Howe, 4,119, valued at $178,765; Ms. Jarrard, 3,992, valued at $173,253; Ms. Knobloch,
3,992, valued at $173,253; and Mr. Schulman, 4,753, valued at $206,280. The number of and grant date fair value of the DSUs granted on
September 16, 2025 to Mr. Shevelenko who joined the Board in September 2025 (based on the NYSE closing price of our common stock on the trading day immediately preceding the date of grant of the annual awards), were as follows: 2,126, valued at $115,102. The total number of DSUs held by each of the non-employee directors as of December 31, 2025 was as follows: Dr. Achleitner, 23,259; Mr. Alper,
98,128; Mr. Harrison, 4,892; Mr. Howe, 10,315; Ms. Jarrard, 43,379; Ms. Knobloch, 38,150; Mr. Schulman, 10,679; and
Mr. Shevelenko, 2,126.
(2)Each of Mr. Alper and Howe and Ms. Mendillo elected to defer all or a portion of their quarterly cash compensation into additional DSUs.
The number and grant date fair value of such DSUs (based on the NYSE closing price of our common stock on the trading day immediately preceding the applicable grant dates) were as follows: Mr. Alper, 2,806, valued at $144,058; Mr. Howe, 282, valued at
$14,333, and Ms. Mendillo, 1,446, valued at $68,171. In accordance with SEC guidance, these amounts are reflected in the “Fees Earned or Paid in Cash” column, rather than in the “Stock Awards” column.

2026 Proxy Statement	51

Executive Compensation

ITEM 2	Advisory Vote on Approval of Executive Compensation

The Board actively oversees the Company’s executive
compensation practices and recognizes the importance of such practices in effectively driving shareholder returns. As a result, we highly value shareholder feedback, and in accordance with the requirements of Section 14A of the Exchange Act, we
provide our shareholders annually with an opportunity to cast an advisory vote regarding the compensation of our NEOs as
disclosed in this Proxy Statement.
As further discussed under “Compensation Discussion and
Analysis” below, Lazard delivered solid results and made
meaningful progress towards our Lazard 2030 goals in 2025. We believe that the disciplined implementation of our compensation philosophy in 2025 contributed meaningfully to our progress
and results.
Although the result of this “Say-on-Pay” advisory vote will not be binding on the Board, our Compensation Committee, which is
comprised solely of independent directors, will carefully consider the outcome of the vote when evaluating the effectiveness of our compensation policies and practices.
The Board recommends that you “VOTE FOR” the resolution approving the compensation of our NEOs

52	2026 Proxy Statement

Letter from the Compensation Committee

To Our Fellow Shareholders:
2025 demonstrated our ongoing focus on executing our Lazard 2030 long-term growth strategy and delivering value for our shareholders. Lazard is well positioned for substantial growth opportunities ahead. Our compensation program was designed to incentivize and reward superior performance and to promote long‑term retention of key talent. However, based on our interactions with shareholders, we understand that our compensation program could be refined to better align with your expectations. We want to take this opportunity to share how we have addressed your concerns and to provide insight into
2025 compensation decisions.
We promote a pay-for-performance culture
As Lazard’s Compensation Committee, we work to promote a pay-for-performance compensation culture that attracts, motivates and retains outstanding talent, and to communicate transparently the components and outcomes of Lazard’s executive pay program. The foundation of our executive compensation program is to align executive pay with company performance and shareholder returns. 2025 was a year of transformation and investment, positioning the firm for sustained growth in the coming years. Even so, Lazard delivered solid results and made meaningful progress towards Lazard 2030.
Executive compensation payouts for 2025 demonstrate discipline and a continued commitment to pay and performance alignment.
à More information on our compensation philosophy can be found beginning on page 60.

2025 RESULTS
•TSR of 74% since October 1, 2023(1)
•Record Financial Advisory adjusted net revenue(2) of approximately $1.8 billion
•Record full-year Asset Management inflows and total AUM up 12% year-over-year
•Financial Advisory ahead of 2030 targets, with revenue per MD of $8.9 million and 21 MDs hired

(1)We calculate TSR for this purpose by measuring the closing price of our common stock as of December 31, 2025 against the closing price of our common stock as of September 30, 2023, plus the amount of dividends paid on our common stock during the period from
October 1, 2023 through December 31, 2025 (assuming the reinvestment of such dividends when they are paid).
(2)Adjusted net revenue is a non-GAAP measure. For a description of how to calculate adjusted net revenue and a reconciliation between adjusted net revenue and net revenue, the comparable GAAP financial measure, see Annex A to this Proxy Statement: Calculation of
Non-GAAP Measures.
We listened to shareholder feedback – and redesigned the NEO compensation program
Actively seeking, and responding to, shareholder perspectives is fundamental to how we design and implement our executive compensation program. Members of the Compensation Committee and senior leadership conducted extensive shareholder outreach following our 2025 Annual Meeting to better understand our shareholders’ perspectives. We heard, through our off-season shareholder engagements as well as the results of the 2025 Say-on-Pay proposal vote, that our shareholders generally favor (i) a metric-driven plan that is aligned with 2030 goals, (ii) a mix of performance-based and time-based awards, (iii) more transparency on pay rationale and decisions, and (iv) prudent management of equity dilution.
We appreciated the candid feedback we received.
After carefully considering the feedback, and after comprehensive review of our compensation program, Lazard’s performance and strategy and the competitive marketplace for talent, we have made changes to our executive compensation program.
Although the enhancements could not be fully implemented for the 2025 program given the timing of our expanded engagement efforts, we incorporated the goals, objectives, and related concepts from the 2026 plan into our 2025 compensation decisions.
These changes are intended to align more closely the interests of the Company and its shareholders, strengthen the link between pay and performance, and support the retention and motivation of key members of management.

2026 Proxy Statement	53

About Lazard	Proxy Summary	Item 1 - Election of Directors	Corporate Governance	Item 2 - Executive Compensation	Item 3 - Declassification of Board	Item 4 - Incentive Compensation Plan	Item 5 - Ratification of Independent Auditors	Stock Ownership Information	General Information

Firmwide scorecard includes quantitative indicators and qualitative barometers of success.	CEO incentive compensation based on firmwide scorecard aligned to Lazard 2030. Other NEO incentive compensation based 50% on firmwide scorecard and 50% on individual performance.	Target compensation opportunity established for each NEO.

Actual compensation generally subject to a maximum of 125% of target. Compensation delivered via mix of cash and long-term equity.	CEO LTI delivered 50% in TSR- PIPRs and 50% PIPRs.	TSR-PIPRs based on Lazard 3- year relative TSR versus S&P 1500.

à More information on our shareholder engagements can be found beginning on page 44.
Leadership transitions that advance the Lazard 2030 long-term growth strategy
In December 2025, we strengthened our leadership team by welcoming Christopher Hogbin as Chief Executive Officer of
Lazard Asset Management. Mr. Hogbin brings to Lazard decades of global business and investment experience, as well as demonstrated success in expanding investment capabilities across public and private markets globally. We believe he will play a pivotal role in achieving our Lazard 2030 goals. Mr. Hogbin succeeded Evan Russo, who transitioned to a senior advisor role after almost 20 years of service to Lazard.
In connection with Mr. Hogbin’s appointment, we approved “make-whole” and other similar awards to compensate him for his annual cash bonus and deferred compensation, including equity awards, from his prior employer that he forfeited in order to join Lazard, and to take into account Lazard’s higher level of deferred compensation. These awards, which are a common market practice to attract top talent, consisted of a cash payment (which is subject to repayment under certain circumstances)
and a one-time equity award grant that vests over four years subject to continued employment.
In connection with Mr. Russo’s departure, we approved an agreement to ensure a smooth and orderly leadership transition of the asset management business. The transition agreement confirms that Mr. Russo’s departure is a qualifying termination for purposes of his preexisting March 2022 retention agreement, which entitles him to certain separation benefits under that prior agreement. Mr. Russo will not receive any incremental or discretionary separation benefits beyond those provided in the
March 2022 retention agreement.
In February 2026, our Board appointed Tracy Farr as Chief Financial Officer of Lazard. Mr. Farr, a long-time Lazard Managing
Director with two decades of finance experience, succeeded Mary Ann Betsch, who transitioned to a senior advisor role.
Ms. Betsch had been a key leader in strengthening Lazard’s financial foundation since joining the firm in 2022, including advancing its reporting and planning capabilities and elevating and integrating the global finance function.
In connection with Ms. Betsch’s transition, we approved an agreement to ensure an orderly transition and continuity in the finance function. The transition agreement confirms that Ms. Betsch’s departure is a qualifying termination for purposes of her preexisting August 2023 retention agreement, which entitles her to certain separation benefits under that prior agreement.
Ms. Betsch will not receive any incremental or discretionary separation benefits beyond those provided in the August 2023 retention agreement.
à More information on leadership changes and related payments can be found beginning on page 74.
We respect and value your perspectives and remain committed to continued engagement on compensation and continued transparency.
Sincerely,
The Compensation Committee

Andrew M. Alper (Chair)	Michelle Jarrard	Iris Knobloch	Dan Schulman

54	2026 Proxy Statement

Compensation Discussion & Analysis

This Compensation Discussion and Analysis describes our executive compensation philosophy, objectives and the elements of compensation paid to our NEOs and also explains the process by which our Compensation Committee makes executive compensation decisions. Our executive compensation program aims to motivate, reward and retain our management, support our strategic objectives, and advance the long-term interests of our shareholders.

SPOTLIGHT ON SHAREHOLDER ENGAGEMENT
We place a high priority on constructive, ongoing dialogue with our shareholders. Shareholder feedback from both our regular and off‑cycle engagement directly shaped the enhancements made to our NEO compensation program.
For additional detail, please read carefully Shareholder Outreach and Feedback on pages 43-44 and How We
Have Addressed Shareholder Feedback on Our Compensation Program on pages 57-58.

Our Named Executive Officers
Our NEOs for 2025 are:

Peter R. Orszag Chief Executive Officer Years in Role: >2	Mary Ann Betsch(1) Former Chief Financial Officer Years in Role: >3	Christopher Hogbin CEO of Asset Management Years in Role: <1

Evan L. Russo(2) Former CEO of Asset Management Years in Role: >3	Alexandra Soto Chief Operating Officer Years in Role: >2	Christian A. Weideman General Counsel Years in Role: >2

(1)In February 2026, Ms. Betsch transitioned from her role as Chief Financial Officer to a senior advisor position.
(2)In December 2025, Mr. Russo transitioned from his role as Chief Executive Officer of Lazard’s asset management business to a senior advisor position.
CD&A Table of Contents

2026 Proxy Statement	55

About Lazard	Proxy Summary	Item 1 - Election of Directors	Corporate Governance	Item 2 - Executive Compensation	Item 3 - Declassification of Board	Item 4 - Incentive Compensation Plan	Item 5 - Ratification of Independent Auditors	Stock Ownership Information	General Information
Our Strong 2025 Performance
Our 2025 results demonstrate our ongoing focus on executing our Lazard 2030 long-term growth strategy. We seek to invest in our business to drive profitable growth, and we are continuing our focus on returning excess capital to shareholders.
Our Compensation Committee focused on, among other things, the following selected consolidated financial information and achievements in 2025 towards Lazard 2030 goals in evaluating the performance of our NEOs and in setting their incentive-
based compensation for 2025.
Selected Consolidated 2025 Financial Information
($ in millions, other than per share information and as otherwise noted)

	GAAP	YoY%	Adjusted(1)	YoY%
Net Revenue	$3,099	2%	$3,030	5%
Operating Income	$328	(15%)	$432	5%
Net Income	$237	(15%)	$266	9%
EPS (per share, diluted)	$2.17	(19%)	$2.44	4%
Ending Assets Under Management ($ in billions)	$254	12%	—	—
Shareholder Value Creation’

Return of Capital(2) $393	TSR since October 1, 2023(3) 74%	% FCF Returned(4) >80%

(1)Adjusted net revenue, adjusted operating income, adjusted net income are non-GAAP measures. For a description of how to calculate each non-GAAP measure and a reconciliation between each non-GAAP measure and the respective comparable GAAP financial measure, see Annex A to this Proxy Statement: Calculation of Non-GAAP Measures.
(2)We calculate our return of capital during 2025 by reference to the following: (i) we paid $187 million to our shareholders in dividends;
(ii) we repurchased $91 million of our common stock; and (iii) we satisfied employee tax obligations of $115 million in cash in lieu of share issuance upon vesting of equity grants. We use the same methodology to calculate our return of capital during applicable prior years.
(3)Mr. Orszag became Chief Executive Officer of Lazard on October 1, 2023. We calculate TSR for this purpose by measuring the closing price of our common stock as of December 31, 2025 against the closing price of our common stock as of September 30, 2023, plus the amount of dividends paid on our common stock during the period from October 1, 2023 through December 31, 2025 (assuming the reinvestment of such dividends when they are paid).
(4)Calculated as the percentage of our annual free cash flow (as defined in the Glossary on page 5) that is paid out to shareholders through dividends and share repurchases.

56	2026 Proxy Statement

About Lazard	Proxy Summary	Item 1 - Election of Directors	Corporate Governance	Item 2 - Executive Compensation	Item 3 - Declassification of Board	Item 4 - Incentive Compensation Plan	Item 5 - Ratification of Independent Auditors	Stock Ownership Information	General Information
2025 Achievements Towards Lazard 2030
Strategic goals and actions in place to drive long-term growth and profitability with demonstrated progress

	+100%	10-15%
Relevance	Revenue	Returns

Increase relevance through external connectivity and enhanced client outcomes	Double revenue from 2023 to 2030	Achieve total shareholder return of 10 to 15 percent per year, on average

•Increased client convening
and thought leadership within
a targeted audience of global
business, government, and
investment leaders
•Expanded global network by
remaining consistently
present and trusted in the
critical, global conversations
that shape our clients’ futures
•Assembled world-class
geopolitical advisory group to
deliver enhanced contextual
alpha capability

•24 percent increase in total
firm-wide revenue from 2023
to 2025
•$8.9 million in Financial
Advisory revenue per MD in
2025—outperforming goal of
$8.5 million, and with record
total Financial Advisory
revenue for the year
•21 Financial Advisory
Managing Directors hired in
2025, with net additions
totaling 22—outperforming
goal of 10 to 15 each year
•Record gross inflows for
Asset Management in 2025,
and revenue up 6 percent
year over year
•Appointed new CEO, CIO,
and COO of Asset
Management business
•Elevated leadership across
Financial Advisory business

•74 percent total shareholder
return from October 1, 2023
to December 31, 2025—
outpacing goal of 10 to 15
percent per year, on average
•Converted to a U.S. C-
Corporation, attracting new
shareholders along with
proactive investor
engagement
•Expanded investor outreach
through increased 1x1
meetings, conference
participation, and roadshows,
strengthening engagement
with current and prospective
shareholders

2026 Proxy Statement	57

About Lazard	Proxy Summary	Item 1 - Election of Directors	Corporate Governance	Item 2 - Executive Compensation	Item 3 - Declassification of Board	Item 4 - Incentive Compensation Plan	Item 5 - Ratification of Independent Auditors	Stock Ownership Information	General Information
How We Have Addressed Shareholder Feedback on Our
Compensation Program
In response to shareholder feedback and Say-on-Pay votes in 2024 and 2025 that were less supportive than we would seek, we expanded our engagement efforts to gain a deeper understanding of our shareholders’ views. In the fall of 2025, we invited approximately 60% of our institutional shareholders to meet and held discussions with every shareholder who accepted. A member of the Compensation Committee actively participated in all off-season meetings with our shareholders.

For more information about our expanded shareholder engagement efforts, go to pages 44-45.

The feedback gathered through this engagement was shared with the full Board and has directly informed our approach to compensation design. A summary of the key themes that emerged from these discussions and our corresponding actions is provided below. Although the enhancements could not be fully implemented for the 2025 program given the timing of our expanded engagement efforts, our Compensation Committee incorporated the goals, objectives, and related concepts from the 2026 plan into its 2025 compensation decisions.
Over 2026, we plan to continue to meet with shareholders to help us further improve our program.

Topic	What We Heard	How We Responded

Executive Compensation – Performance Metrics	Strong preference for a more metric driven program and alignment with Lazard 2030. Support for metrics tied to controllable goals and caution against over- reliance on TSR or market‑driven outcomes.
Designed a new metric-driven NEO
compensation structure for 2026 that:
(i) establishes target compensation
opportunities for each NEO, with actual
compensation generally subject to a maximum
of 125% of target; (ii) adopts a more structured
approach to evaluating CEO performance
through a firmwide scorecard that includes both
quantitative and qualitative criteria and is
aligned with Lazard 2030; (iii) assesses the
performance of other NEOs based 50% on the
same firmwide scorecard and 50% on individual
contributions; (iv) incorporates quantitative
financial metrics tied to the achievement of
Lazard 2030 as the majority of the firmwide
scorecard; and (v) clarifies how both
quantitative and qualitative criteria guide the
Committee’s judgment.
See Our 2026 NEO Compensation Program on
page 75.

Executive Compensation – Mix	Support for the use of performance- based awards with rigorous, understandable targets, but mixed views on the relative mix of performance- versus time-based awards.
Beginning with 2026 grants (for 2025
performance), 50% of CEO LTI is
delivered as TSR-PIPRs and 50% as
PIPRs. TSR-PIPRs include a three year
performance period, a 0–150% payout
range based on the Company’s 3-year
relative TSR vs. the S&P 1500, and a cap
at target if absolute TSR is negative.
See Components of Incentive Compensation on
page 65 for more details, including goals for the
awards granted in 2026.

58	2026 Proxy Statement

About Lazard	Proxy Summary	Item 1 - Election of Directors	Corporate Governance	Item 2 - Executive Compensation	Item 3 - Declassification of Board	Item 4 - Incentive Compensation Plan	Item 5 - Ratification of Independent Auditors	Stock Ownership Information	General Information

Topic	What We Heard	How We Responded

Executive Compensation – Discretion & Transparency	Shareholders acknowledged the need for discretion but requested enhanced transparency around the decision making process, including for any one-time or guaranteed payments.
Significantly expanded CD&A disclosure to
provide greater transparency into compensation
philosophy, objectives, process, roles and
responsibilities, overall design, incentive
vehicles and mix, and how we evaluated
performance and calculated 2025 payouts.
See Compensation Discussion and Analysis
beginning on page 54.
Our Compensation Committee does not
intend to grant additional one-time awards to
current NEOs.

Equity Dilution & Overall Share Usage	Concerns regarding equity dilution and the quantum of equity awards, despite recognition that equity is broadly distributed.
Continued discipline in managing share usage;
enhanced disclosure on equity burn rate and
our approach to balancing retention,
competitiveness, and dilution.
We pay a large portion of our workforce (well
over 50%) in part in deferred equity awards to
align the interests of our people with our
shareholders. To mitigate any resulting dilution,
we regularly repurchase and cancel shares of
our common stock.  This practice has led over
time to a gradual decline in our total shares
outstanding and only a modest increase in our
fully diluted share count.
Included a peer analysis, which indicates that
our average stock-based compensation
expense for the 2023 to 2025 period as a
percentage of various three-year average
operating metrics are in line with, and in some
cases below, those of our peers.
Included disclosure explaining how traditional
burn‑rate calculations focus only on gross equity
grants and, in our view, materially overstate
dilution because they ignore the impact of our
ongoing share repurchase program.
See Agenda Item 4.

2026 Proxy Statement	59

About Lazard	Proxy Summary	Item 1 - Election of Directors	Corporate Governance	Item 2 - Executive Compensation	Item 3 - Declassification of Board	Item 4 - Incentive Compensation Plan	Item 5 - Ratification of Independent Auditors	Stock Ownership Information	General Information
Our CEO’s 2025 Compensation is Aligned with Lazard’s Performance
We believe in pay for performance, and our compensation program is designed to align the interests of our senior executives with those of our shareholders, support the retention of critical talent, and help achieve our Lazard 2030 goals.
For 2025, the Compensation Committee decided to award Mr. Orszag total compensation of $15 million, including a base salary of $900,000, a cash bonus of $3.9 million, and a long-term incentive award of $10.2 million. The long-term incentive award was delivered 50% in TSR-PIPRs and 50% in PIPRs, which further aligns his interests with those of our shareholders.
In setting Mr. Orszag’s total compensation—which was flat relative to 2024 and below the midpoint of the 2025 compensation reference range, as developed by our independent compensation consultant (see How We Use Compensation Peer Group and Other Information for further details)—the Compensation Committee considered and weighed a range of different factors.
Since Mr. Orszag became CEO in October 2023, the firm has made tremendous progress. We are more than on pace to achieve our Lazard 2030 goals, and under Mr. Orszag’s leadership we are continuing to build a solid foundation for sustainable future growth. The Compensation Committee considered the following specific examples of Mr. Orszag’s accomplishments in determining his 2025 compensation:
•Financial performance improved vs. 2024, with adjusted net revenue increasing 5% and adjusted EPS increasing 4%
•Lazard has created significant shareholder value over Mr. Orszag’s tenure as CEO with total shareholder return of 74%
through the end of 2025, outpacing the S&P 1500, which returned 62% over the same period
•Efforts to transform the Financial Advisory and Asset Management businesses over the past two years are gaining traction and delivering results, with Mr. Orszag actively engaged in recruiting top talent to both businesses, including new leadership in our asset management business and senior bankers in the advisory business
•Financial Advisory is ahead of its 2030 targets and delivered record revenue in 2025, hired 21 MDs, and achieved revenue per MD of $8.9 million, an improvement from $6.4 million at the beginning of Mr. Orszag’s tenure as CEO in 2023
•Asset Management achieved record gross inflows, increased average AUM by 2%, and increased management fees and other revenue by 5%
Mr. Orszag has been prolific in promoting the firm and our people through intellectual leadership and client connectivity, helping to support our professionals across the globe in serving our clients, and driving our adoption of artificial intelligence.
The Compensation Committee also recognized, however, that 2025 was a year of disciplined execution and significant investment in both businesses. These efforts are critical to achieving Lazard’s long-term ambitions. Accordingly, the Committee concluded that it was appropriate for Mr. Orszag’s compensation also to reflect the firm’s focus on cost discipline and prudent management of firm resources.
As reflected in the following charts, the awarded compensation of our CEO tends to rise and fall from year to year with changes in the firm’s market capitalization and the key performance indicators (KPIs) in each of our Financial Advisory and
Asset Management businesses. This further demonstrates our commitment to pay for performance.
CEO Compensation vs. Average Market Cap

Compensation ($mm)	Market Cap ($mm)

$20
$18
$16
$14
$12
$10
$8
$6
$4
$2
$0
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
2023
2024
2025

Total Core Comp	Average Market Cap
CEO Compensation vs. FA and AM KPIs

MD Productivity & Compensation ($mm)	Average AUM ($bn)

$20
$18
$16
$14
$12
$10
$8
$6
$4
$2
$0
$250
$245
$240
$235
$230
$225
$220
$215
$210
$205
$200
2023
2024
2025

Total Core Comp	MD Productivity	Average AUM

60	2026 Proxy Statement

About Lazard	Proxy Summary	Item 1 - Election of Directors	Corporate Governance	Item 2 - Executive Compensation	Item 3 - Declassification of Board	Item 4 - Incentive Compensation Plan	Item 5 - Ratification of Independent Auditors	Stock Ownership Information	General Information
Our Compensation Program Philosophy and Objectives

We Align Compensation with Long-Term Shareholder Interests
•We grant a substantial portion of compensation in the form of at-risk, forward-
looking, long-term incentive awards, including those subject to performance-
based vesting criteria and multi-year vesting periods, thereby helping to retain our executives and giving shareholders the stability of highly productive, experienced management who help to advance our strong firm culture.
•The value of equity-based awards fluctuates based on our ability to achieve growth and deliver operating performance that produces value for our shareholders.

We Pay for Performance
•A substantial majority of the compensation we pay to each of our NEOs is based on performance, which has helped us successfully retain and motivate our executives. Base salary is the only fixed portion of our compensation program.

We Recruit and Retain Top Talent
•We seek professionals who have strong client relationships, valuable industry expertise and demonstrated management skills and who understand our culture and the needs of our business. Our Compensation Committee is committed to awarding our NEOs compensation that is competitive with peers.
•We strive to create a culture that fosters commercial and collegial behavior. Our policies and procedures reflect our commitment to equal pay for equal work and ensuring a safe, inclusive workplace, both of which are crucial to our business success.

Executive Compensation Practices

WHAT WE DO	WHAT WE DO NOT DO

Engage in Significant Shareholder Outreach	Single-Trigger Vesting

Apply Multi-Year Vesting to Equity Awards	Excise Tax Gross-Ups Upon Change in Control

Aim to Offset Most or All Equity Award Dilution over the Long Term	Enhanced Change in Control Severance

Mitigate Undue Risk	Guaranteed Bonuses (Except New Hires)

Employ Robust Stock Ownership Guidelines	Hedging Transactions or Short Sales

Employ Clawback, Anti-Hedging, and Anti-Pledging Policies

Utilize Independent Compensation Consultant

2026 Proxy Statement	61

About Lazard	Proxy Summary	Item 1 - Election of Directors	Corporate Governance	Item 2 - Executive Compensation	Item 3 - Declassification of Board	Item 4 - Incentive Compensation Plan	Item 5 - Ratification of Independent Auditors	Stock Ownership Information	General Information
Our Compensation Process
Overview of NEO Compensation Process
Each year, our Compensation Committee undertakes a structured approach to establish NEO compensation design, evaluate performance, and determine compensation payouts for our NEOs. The following sets forth the timeline of key actions in the
NEO compensation cycle for 2025. It also reflects key changes in the program and cycle that we have made for 2026. These actions are discussed in more detail in the sections that follow.

2025 Compensation Program	2026 Compensation Program

Beginning of 2025	Beginning of 2026

Establish performance goals for the NEOs •Compensation Committee established both financial performance goals and qualitative objectives for each NEO.
Establish Lazard firmwide scorecard
•Compensation Committee approved the Lazard
firmwide scorecard for 2026, including categories,
weightings, metrics, and goals. CEO’s 2026 incentive
compensation will be determined entirely based
on performance relative to the criteria in the
firmwide scorecard.

Establish individual performance goals for the other
NEOs (excluding CEO)
•Compensation Committee, with input from the CEO,
establishes individual performance objectives for
NEOs other than the CEO used to determine 50% of
each non-CEO NEO’s 2026 incentive compensation.
Performance relative to the firmwide scorecard will
be used to determine the remaining 50% of their
compensation.

Establish target and maximum
compensation opportunities
•Compensation Committee, with input from CAP,
establishes a 2026 target total compensation
opportunity for each NEO, taking into account
compensation data for Lazard’s peer group and other
businesses with which Lazard competes. Each NEO’s
maximum opportunity will generally equal 125% of the
target opportunity.

During 2025	During 2026

Track progress against performance goals •Compensation Committee reviewed progress against performance goals in executive session at each Committee meeting.	•No change.

62	2026 Proxy Statement

About Lazard	Proxy Summary	Item 1 - Election of Directors	Corporate Governance	Item 2 - Executive Compensation	Item 3 - Declassification of Board	Item 4 - Incentive Compensation Plan	Item 5 - Ratification of Independent Auditors	Stock Ownership Information	General Information

End of 2025	End of 2026

Establish market reference ranges
•CAP developed a market reference range for each
NEO, considering market compensation data for
Lazard’s compensation peer group as well as other
businesses with which Lazard competes for business
or talent, with a particular focus on market median of
the various reference points.
•Not applicable.

First quarter 2026	First quarter 2027

Evaluate performance relative to goals •Compensation Committee evaluated 2025 financial performance and qualitative achievements relative to each NEO’s pre-established goals.
•Compensation Committee evaluates 2026
performance relative to the criteria in the Lazard
firmwide scorecard.
•Compensation Committee, with input from the CEO,
also evaluates individual performance for the
NEOs other than the CEO relative to their 2026
performance objectives.

Determine awarded compensation for 2025
•Compensation Committee approved actual
compensation for each NEO based on evaluation of
financial performance and qualitative achievements,
and considering Lazard’s performance, each NEO’s
individual contributions, the desired positioning within
the market reference range, and the CEO’s
recommendations for the NEOs other than the CEO.

•Compensation Committee determines actual 2026
compensation for the CEO based entirely on the
firmwide scorecard.
•Compensation Committee, based on CEO
recommendation, approves actual 2026
compensation for the other NEOs based 50% on the
firmwide scorecard and 50% on performance relative
to their individual performance objectives.

Determine mix of incentive compensation
•Incentive compensation allocated between annual
cash bonus and long-term incentives using the
deferral schedule. Cash bonus paid and long-term
incentive awards delivered first quarter 2026. CEO’s
long-term incentive delivered 50% in TSR-PIPRs and
50% in PIPRs.
•No change.

Establish vesting and performance criteria for
long-term incentives
•Compensation Committee approved vesting and
performance criteria for equity awards: TSR-PIPRs
will vest after three years based on relative TSR vs.
the S&P 1500 and PIPRs will vest over three years
(and subject to the achievement of the Minimum
Value Condition).
•No change for 2026; TSR-PIPRs granted for 2025 performance.

2026 Proxy Statement	63

About Lazard	Proxy Summary	Item 1 - Election of Directors	Corporate Governance	Item 2 - Executive Compensation	Item 3 - Declassification of Board	Item 4 - Incentive Compensation Plan	Item 5 - Ratification of Independent Auditors	Stock Ownership Information	General Information
Compensation Decision-Making Roles and Responsibilities

Compensation Committee
•Oversees Lazard’s executive compensation programs
•Establishes both financial performance goals and qualitative objectives for each NEO
•Evaluates results after the end of the performance year, including firmwide results and each NEO’s achievements relative to their pre-established financial and qualitative goals
•Approves compensation for each NEO for the performance year, considering Company results, the achievements of each NEO, and the desired positioning within the compensation reference range
•Approves MD deferral schedule used to determine compensation mix for all Lazard
MDs, including NEOs, and incentive vehicles awarded to each NEO

Management
•CEO makes recommendations to the Committee with respect to performance objectives for each NEO
•CEO provides input on each NEO’s achievements during the performance year and makes recommendations to the Committee with respect to each NEO’s compensation
•Makes recommendations to the Committee with respect to the MD deferral schedule
•Provides reporting to the Committee in support of its oversight responsibilities

Independent Compensation Consultant
•Provides independent advice on executive compensation matters
•Advises on design and disclosure of compensation elements
•Develops a compensation reference range for each NEO based on a review of prior year market compensation data and indicative trends for the current year for Lazard’s compensation peer group as well as other businesses with which Lazard competes for business or talent
•Advises the Committee on executive compensation structure, considering Lazard’s strategic priorities, competitive market practice, and shareholder feedback

How We Use Compensation Peer Group and Other Information
Peer Group Data. For our NEOs, the Compensation Committee reviewed an analysis prepared by Compensation Advisory
Partners (CAP), the Committee’s independent consultant, regarding compensation levels for 2024 (the most recent year for which comprehensive data for our peers was available), and indicative trends for 2025. CAP reviewed year-end compensation levels for comparable positions at the following financial services firms:

•Affiliated Managers Group Inc.
•AllianceBernstein Holding L.P.
•Artisan Partners Asset Management, Inc.
•Blackstone Group LP
•Evercore Partners Inc.
•Franklin Resources, Inc.
•Houlihan Lokey Inc.
•Invesco Ltd
•Janus Henderson Group PLC •Jefferies Financial Group Inc. •Moelis & Co. •Raymond James Financial, Inc. •Piper Sandler Companies •PJT Partners Inc. •Stifel Financial Corp. •T. Rowe Price Group Inc.

64	2026 Proxy Statement

About Lazard	Proxy Summary	Item 1 - Election of Directors	Corporate Governance	Item 2 - Executive Compensation	Item 3 - Declassification of Board	Item 4 - Incentive Compensation Plan	Item 5 - Ratification of Independent Auditors	Stock Ownership Information	General Information
We chose this peer group, which is unchanged from 2024, because we compete in the same marketplace with these companies, among other, larger financial services firms and private companies, including hedge funds and alternative asset managers, for highly qualified and talented financial service professionals. Though none of these firms serve as comparators for both of Lazard’s businesses, CAP believes this peer group is appropriate in terms of size and represents a reasonable mix of firms in each of Lazard’s businesses.
In 2025, due to limited standalone public company comparators, CAP continued to include compensation survey data from subsidiary businesses of larger financial services firms and private companies that are similar to Lazard in terms of size, business, and/or complexity to provide a more complete picture of the competitive market for our NEOs. For 2025, these businesses included:

Investment Banking Divisions of Bulge Bracket Banks	Asset Management Businesses
•Bank of America •Barclays •Citigroup •Deutsche Bank •Goldman Sachs •JPMorgan •Morgan Stanley •UBS	•GMO •Jennison Associates •Macquarie •MFS Investment Management •Neuberger Berman •Western Asset Management

Tally Sheets. The Compensation Committee reviewed a comprehensive tally sheet of all elements of each NEO’s compensation, including cash and non-cash compensation for the past three years, the value of benefits and other perquisites provided to our NEOs, and potential amounts to be delivered under post-employment scenarios.
Our 2025 Compensation Program Design
Overview of 2025 Compensation Program
The key elements of our compensation program consist of base salaries and performance-based incentive compensation, which is delivered in cash and long-term incentives based on generally the same deferral schedule we use to determine the pay mix for all Lazard MDs. We also have retention agreements with our NEOs that include separation protections in certain circumstances. The following is a description of our compensation elements and the purposes each is designed to support:

2026 Proxy Statement	65

About Lazard	Proxy Summary	Item 1 - Election of Directors	Corporate Governance	Item 2 - Executive Compensation	Item 3 - Declassification of Board	Item 4 - Incentive Compensation Plan	Item 5 - Ratification of Independent Auditors	Stock Ownership Information	General Information
Overview of Our 2025 NEO Compensation Program Design and Changes for 2026

	Weight			Description
Element	CEO	Other NEOs(1)	Purpose	2025 Program	Changes for 2026

Base Salary			•Attract and retain executives with competitive cash compensation	•Represents a fixed amount and limited percentage of 2025 total compensation	•No change for 2026

Annual Cash Incentive			•Tie incentive compensation to the achievement of financial and strategic goals •Provide a portion of incentive compensation in cash to provide competitive cash compensation
•Total incentive is
determined based on
Lazard results and
each NEO’s
achievement of
financial and
strategic goals
•Total incentive is then
delivered in cash
incentive and long-term
incentives based on the
deferral schedule

•Adopted target
and maximum
total compensation
opportunities
•Adopted a firmwide
scorecard, which will be
used to determine NEO
incentives based on the
achievement of pre-
determined financial
and strategic goals
(with financial goals
making up the majority
of the scorecard)
•CEO incentive will be
based entirely on
firmwide scorecard
•Incentives for other
NEOs will be based
50% on firmwide
scorecard and 50% on
individual performance

TSR-PIPRs
•Deliver a significant
portion of CEO
incentive compensation
in equity awards that
increase alignment with
our shareholders and
support retention
•Further incentivize our
CEO to deliver strong
shareholder returns on
a relative basis
				•New for 2025 •Earned based on our 3-year relative TSR vs. the S&P 1500 •Capped at target if absolute TSR is negative •Vest on the 3rd anniversary of grant	•No change for 2026; TSR-PIPRs granted for 2025 performance

PIPRs or RSUs			•Deliver a significant portion of incentive compensation in equity awards that create alignment between our executives and our shareholders and support retention	•PIPRs vest on the 3rd anniversary of grant, subject to the achievement of the Minimum Value Condition •RSUs vest on the 3rd anniversary of grant	•No change for 2026

(1)Excludes Messrs. Hogbin and Russo, and Ms. Betsch. See Compensation Related to Leadership Changes.

66	2026 Proxy Statement

About Lazard	Proxy Summary	Item 1 - Election of Directors	Corporate Governance	Item 2 - Executive Compensation	Item 3 - Declassification of Board	Item 4 - Incentive Compensation Plan	Item 5 - Ratification of Independent Auditors	Stock Ownership Information	General Information
Other Elements of Compensation
The Company also provides NEOs with additional benefits as generally described below. These additional benefits are not intended to comprise a significant portion of the aggregate compensation of our NEOs.
Retirement Benefits. During 2025, our U.S.-based NEOs were eligible to participate in the Company’s 401(k) tax-qualified defined contribution plan, pursuant to which employees may contribute eligible compensation up to the limits imposed by the
Internal Revenue Service. In 2025, Lazard made matching contributions on the NEOs’ personal contributions to the
Company’s 401(k) plan on the same basis that it does for all U.S. employees (up to a maximum of $14,000). Ms. Soto was eligible to participate in the Company’s defined contribution pension scheme for employees in the United Kingdom, pursuant to which the Company made matching contributions on the same basis as for other UK employees.
Other Benefits. In 2025, each of our NEOs received certain benefits that are considered to be “perquisites” for purposes of the SEC rules regarding executive compensation disclosure. In 2025, these additional benefits included the payment by the
Company of supplemental health benefits for Mr. Orszag, certain tax preparation services (which benefit is available to all
U.S. managing directors and UK managing directors) and access to an executive dining room that is available to certain of our managing directors in the New York City area. These benefits did not represent a significant portion of the NEOs’
compensation for 2025.

2026 Proxy Statement	67

About Lazard	Proxy Summary	Item 1 - Election of Directors	Corporate Governance	Item 2 - Executive Compensation	Item 3 - Declassification of Board	Item 4 - Incentive Compensation Plan	Item 5 - Ratification of Independent Auditors	Stock Ownership Information	General Information
How Our 2025 Incentive Compensation Program Works
Why We Chose the Incentive Vehicles and Mix
In 2025, long-term incentives were delivered in TSR-PIPRs and PIPRs/RSUs. These vehicles were selected to align executive and shareholder interests, motivate outperformance, and support retention.
Components of Incentive Compensation

Incentive compensation divided according to deferral schedule

CEO(1)

28%	72%
Annual Cash Incentive	Long-term Incentives

Other NEOs(2)

24%	76%
Annual Cash Incentive	Long-term Incentives

Determine the mix of long-term incentive vehicles between TSR-PIPRs, PIPRs, and RSUs

TSR-PIPRs
50%
PIPRs
50%
PIPRs or RSUs
100%

Approve long-term incentive design (granted in March 2026)

TSR-PIPRs(2)

•Cliff vest after 3 years •Earn 0-150% of target based on 3-year relative TSR vs. S&P 1500

Relative TSR Percentile	Payout
≥90th	150%
67th	125%
50th	100%
33rd	75%
≤10th	0%

•Payout is capped at target if absolute TSR is negative •Payout will be interpolated for performance between points

PIPRs/RSUs

•Cliff vest after 3 years •PIPRs are subject to the achievement of the minimum value condition

(1)All NEOs are subject to the same deferral schedule, so incentive awards are split between cash and deferred equity on a consistent basis.
Our CEO’s base salary represents a smaller portion of his overall compensation, which results in a slightly higher annual cash incentive percentage.
(2)Excludes Messrs. Hogbin and Russo, and Ms. Betsch
(3)TSR is measured using the 30-day average adjusted close price at the beginning and end of the performance period.

68	2026 Proxy Statement

About Lazard	Proxy Summary	Item 1 - Election of Directors	Corporate Governance	Item 2 - Executive Compensation	Item 3 - Declassification of Board	Item 4 - Incentive Compensation Plan	Item 5 - Ratification of Independent Auditors	Stock Ownership Information	General Information
How We Evaluated Performance and Calculated Payouts
The Compensation Committee engages in a robust review of firm-wide, business, and individual performance results in assessing NEO compensation decisions. When assessing company and business results, the Committee considers the following performance metrics, which were selected because they are closely linked to the Lazard 2030 strategy and our key drivers of long-term shareholder value creation:

Lazard Results	Financial Advisory	Asset Management	Strategic Execution
•Adjusted net revenue •Adjusted EPS •Total shareholder return	•MD headcount •MD productivity	•Net flows •Average fee	•Relevance •Culture and employee engagement •Innovation

The Committee conducts a rigorous and holistic view of results on these key metrics across multiple dimensions:

Relative to Pre- Established Goals	Relative to Industry Competitors	Progress Towards Our Lazard 2030 Goals

The Committee believes that this approach enables us to:
•Ensure pay outcomes for our NEOs are appropriately aligned with Lazard’s financial performance and the experience of our shareholders on an annual basis and over the long-term
•Avoid windfalls and other unintended outcomes due to the rapidly changing dynamics of our business and the environment in which we operate
•Motivate our executives to continue to make appropriate progress toward achieving the objectives of our Lazard
2030 strategy
•Support the retention of our key leaders through the cycle
For 2026, Lazard adopted a Firmwide Scorecard that incorporates these metrics, as described in greater detail under the section titled, Lazard’s 2026 NEO Compensation Program on page 75.

2026 Proxy Statement	69

About Lazard	Proxy Summary	Item 1 - Election of Directors	Corporate Governance	Item 2 - Executive Compensation	Item 3 - Declassification of Board	Item 4 - Incentive Compensation Plan	Item 5 - Ratification of Independent Auditors	Stock Ownership Information	General Information
2025 NEO Awarded Compensation
Awarded Compensation
The following table (the “Awarded Compensation Table”) shows the base salary and incentive compensation awarded to our
NEOs for their performance in 2025 in the manner it was considered by the Compensation Committee. This presentation differs from that contained in the Summary Compensation Table for 2025 in the following respects:
•by showing the notional value of TSR-PIPRs and PIPRs and the grant date fair value of RSUs granted in March 2026, as applicable, which related, in each case, to 2025 performance but are not reflected in the Summary Compensation Table for
2025 because they were granted after the end of our 2025 fiscal year (other than Ms. Betsch’s 2025 equity-based payment as noted below);
•by excluding the grant date fair value, as determined for accounting purposes, of PIPRs and RSUs granted in 2025 that related to 2024 performance, which, in each case, are included in the Summary Compensation Table for 2025 because they were granted after the end of our 2024 fiscal year;
•by excluding the one-time SP-PIPRs that were granted in 2023 in respect of special long-term stock-price milestones to be achieved in future years;
•by excluding the values reported in the “Change in Pension Value” and “All Other Compensation” columns, because they are not tied to the applicable NEO’s performance for the applicable year; and
•by excluding special retention awards made to Mr. Orszag, which were not the result of the Compensation Committee’s evaluation of his performance for the applicable year set forth in the table below, but were awarded to Mr. Orszag for his contributions for prior years. For a description of the terms of such retention awards, see Individual Agreements below.
A similar methodology has been applied to reflect 2024 and 2023 compensation for each of our NEOs who served as an executive officer of the Company in respect of such year, which is included in order to provide a basis for comparison.
For these prior years, the value of LTIs is also reflected based on the fiscal year to which they relate rather than the fiscal year in which they were granted, and based on notional value rather than on the grant date fair value as determined for accounting purposes.
Awarded Compensation Table

Executive(1)	Year	Salary	Incentive Awards			Total
			Annual Cash	Equity
Peter R. Orszag Chief Executive Officer	2025	$900,000	$3,900,000	$10,200,000		$15,000,000
	2024	$900,000	$3,900,000	$10,200,000		$15,000,000
	2023	$787,500	$2,157,500	$6,555,000		$9,500,000
Mary Ann Betsch Former Chief Financial Officer	2025	$750,000	$825,000	$2,675,000	(2)	$4,250,000
	2024	$750,000	$825,000	$2,675,000		$4,250,000
	2023	$750,000	$750,000	$2,250,000		$3,750,000
Alexandra Soto Chief Operating Officer	2025	$750,000	$1,810,000	$5,440,000		$8,000,000
	2024	$750,000	$1,730,000	$5,270,000		$7,750,000
	2023	$750,000	$800,000	$3,450,000		$5,000,000
Christian A. Weideman General Counsel	2025	$750,000	$937,500	$3,312,500		$5,000,000
(1)Excludes Messrs. Hogbin and Russo due to their leadership transition in 2025. See also section entitled Compensation Related to
Leadership Changes below.
(2)As described below under Compensation Related to Leadership Changes, Ms. Betsch transitioned from her role in February 2026.
Accordingly, the portion of her 2025 incentive compensation award that would have been paid in equity is fully payable in cash consistent with her retention agreement. See also Transition Agreement with Ms. Betsch.

70	2026 Proxy Statement

About Lazard	Proxy Summary	Item 1 - Election of Directors	Corporate Governance	Item 2 - Executive Compensation	Item 3 - Declassification of Board	Item 4 - Incentive Compensation Plan	Item 5 - Ratification of Independent Auditors	Stock Ownership Information	General Information
2025 NEO Compensation Decisions
Chief Executive Officer

Peter R. Orszag Chief Executive Officer
In determining Mr. Orszag’s 2025 compensation, the Compensation Committee carefully considered Lazard’s overall performance, progress toward its long-term strategic objectives, and the Committee’s philosophy of aligning pay and performance.
In setting Mr. Orszag’s total compensation—which was flat relative to 2024 and below the midpoint of the 2025 compensation reference range of $13-20 million, as developed by our independent compensation consultant (see How We Use
Compensation Peer Group and Other Information for further details)—the Compensation Committee considered and weighed a range of different factors.
Under Mr. Orszag’s leadership since becoming CEO in October 2023, Lazard has made tremendous progress. The firm is more than on pace to achieve our Lazard 2030 goals, and  is continuing to build a solid foundation for sustainable future growth. The Compensation Committee considered the following specific examples of Mr. Orszag’s accomplishments in determining his 2025 compensation:
Lazard’s Year-Over-Year
Financial Improvement
•5% increase in adjusted net revenue
•4% increase in adjusted earnings per share
Significant Progress Made in Advancing
Lazard’s Strategic Transformation
•Financial Advisory ahead of its 2030 targets, hiring
21 MDs, achieved revenue per MD of $8.9 million, an
improvement from $6.4 million at the beginning of
Mr. Orszag’s tenure
•Asset Management achieving record gross inflows,
increased average AUM by 2% and increased
management fees and other revenue by 5%
Continued Outperformance Under
Mr. Orszag’s Leadership
•Total shareholder return of 74% through the end of
2025, exceeding the S&P 1500’s 62% return over the
same period
Investments in Thought Leadership and
Adoption of AI
•Mr. Orszag has been prolific in promoting the firm and our
people through intellectual leadership and client
connectivity, helping to support our professionals across
the globe in serving our clients and driving our adoption of artificial intelligence
The Compensation Committee also recognized, however, that 2025 was a year of disciplined execution and significant investment in both businesses. These efforts are critical to achieving Lazard’s long-term ambitions. Accordingly, the
Committee concluded that it was appropriate for Mr. Orszag’s compensation also to reflect the firm’s focus on cost discipline and prudent management of firm resources.

2026 Proxy Statement	71

About Lazard	Proxy Summary	Item 1 - Election of Directors	Corporate Governance	Item 2 - Executive Compensation	Item 3 - Declassification of Board	Item 4 - Incentive Compensation Plan	Item 5 - Ratification of Independent Auditors	Stock Ownership Information	General Information
In addition, the Compensation Committee considered the following individual contributions in determining Mr. Orszag’s total compensation for 2025:

6%
Base Salary
68%
Long-Term Equity Incentive
94%
Performance-Based Compensation
26%
Cash Incentive

•Provided clear strategic leadership in advancing the
Lazard 2030 plan
•Recruited new leadership in the Asset Management
business to advance the long-term growth strategy
•Continued to attract, develop, and retain key professionals across Financial Advisory and Asset Management
•Continued efforts to strengthen Lazard’s culture by
fostering a more commercial and collegial environment
•Maintained disciplined cost management and delivered
progress toward Lazard 2030 margin and
productivity objectives
•Enhanced communication with key investors through
updates on Lazard 2030, clearly articulating the firm’s
strategic priorities, AI-enabled innovation agenda, and
progress toward financial and operational targets
•Deepened and expanded key client relationships in both
advisory and asset management, helping to support
record Financial Advisory revenue and record gross
inflows in Asset Management
•Promoted the firm’s visibility globally through
thought leadership
•Strengthened the Board of Directors by recruiting new
members whose skills, experience, and perspectives
support execution of the Lazard 2030 strategy, including
technology, AI, and investment experience

The Compensation Committee approved an
incentive compensation award for Mr. Orszag of
$14.1 million, comprised of:
•LTI valued at approximately $10.2 million
(delivered 50% in TSR-PIPRs and 50%
in PIPRs)
•Annual cash incentive bonus of
approximately $3.9 million
As a result, performance-based compensation
awarded to Mr. Orszag constituted approximately
94% of his total compensation for 2025. This
resulted in total compensation of $15 million.

By linking 68% of Mr. Orszag’s total compensation for 2025 directly to the future performance of our business through
TSR-PIPRs and PIPRs, the substantial majority of Mr. Orszag’s compensation for 2025 will fluctuate based on our ability to achieve growth and produce value for our shareholders over the next three years. In addition, the majority of
Mr. Orszag’s 2025 performance-based incentive compensation provides a strong retention incentive — because the
TSR-PIPRs and PIPRs require him to remain employed through March 15, 2029, subject to certain limited exceptions
— which the Compensation Committee considers imperative in driving company-wide performance and increasing value to shareholders.
Through the combination of base salary, annual cash incentive bonus and TSR-PIPRs/PIPRs awarded to Mr. Orszag for 2025, the Compensation Committee believes it has achieved an appropriate balance between paying for current performance and incentivizing Mr. Orszag to remain focused on the Company’s long-term performance and continued growth. These objectives are further enhanced by the grant of SP-PIPRs discussed on page 74, the vesting and performance conditions of which align with shareholder interests, growth initiatives, and retention over a multi-year time horizon extending to 2030.

72	2026 Proxy Statement

About Lazard	Proxy Summary	Item 1 - Election of Directors	Corporate Governance	Item 2 - Executive Compensation	Item 3 - Declassification of Board	Item 4 - Incentive Compensation Plan	Item 5 - Ratification of Independent Auditors	Stock Ownership Information	General Information
Other NEOs
In addition to Lazard’s financial results and strategic achievements, the Compensation Committee considered each NEO’s contributions as a leader within the firm and as a strategic adviser to the CEO and the Board. The following table sets forth the
2025 individual performance considerations and the total incentive compensation approved by the Compensation Committee.
Mary Ann Betsch
Former Chief Financial Officer

18%
Base Salary
82%
Cash Incentive
82%
Performance-Based Compensation

•Improved performance and efficiency of global corporate
finance, accounting, and tax operations, including
enhanced cash forecasting processes, active
management and upgrading of global finance staff
•Drove cost discipline throughout the Company, including
oversight of progress toward margin targets
•Led the refinancing of debt obligations to support the
firm’s capital structure
•Monitored IT spend and ensured adherence to IT
oversight decisions, reinforcing financial discipline around technology investments

Approximately $3.5 million, consisting of
$825,000 in the form of an annual cash incentive
and $2.675 million in the form of a cash payment
in lieu of equity.
See also Compensation Related to Leadership
Changes and Transition Agreement with
Ms. Betsch below.

2026 Proxy Statement	73

About Lazard	Proxy Summary	Item 1 - Election of Directors	Corporate Governance	Item 2 - Executive Compensation	Item 3 - Declassification of Board	Item 4 - Incentive Compensation Plan	Item 5 - Ratification of Independent Auditors	Stock Ownership Information	General Information
Alexandra Soto
Chief Operating Officer

9%
Base Salary
68%
Long-Term Equity Incentive
91%
Performance-Based Compensation
23%
Cash Incentive

•Provided strategic insight to senior leadership and the
Board on matters including technology and performance
management practices at peer firms, helping to inform
Lazard’s approach to operating model, talent, and
support functions
•Advised CEO on leadership transition within asset
management business and oversaw transition process
•Demonstrated strong leadership in enhancing operating
leverage through process simplification and firmwide
efficiency improvements
•Successfully executed key strategic initiatives tied to
Lazard’s 2030 strategic plan, including driving the
accelerated adoption and integration of AI technologies
•Advanced the firm’s commercial and collaborative culture
by fostering teamwork, cross-functional engagement, and
alignment across business lines and geographies
•Delivered meaningful contributions to significant Financial
Advisory transactions, reinforcing Lazard’s client
relationships and market relevance

Approximately $7.25 million, consisting of $5.44 million in the form of RSUs (68% of total compensation) and $1.81 million in the form of an annual cash incentive bonus (23% of total compensation)

Christian A. Weideman
General Counsel

15%
Base
Salary
66%
Long-Term
Equity
Incentive
85%
Performance-Based
Compensation
19%
Cash
Incentive

•Operated as a strategic advisor to the CEO, senior
management, and the Board, including advising on
important leadership transitions
•Effectively managed the global legal and compliance
team to manage and mitigate legal, regulatory, and
reputational risks
•Continued to improve Board processes, communication,
and substantive engagement
•Facilitated increased engagement between firm business
leaders and major outside law firms
•Strengthened the firm’s physical security framework,
including executive protection and crisis
response readiness
•Maintained disciplined management of legal
expenditures as part of broader progress toward
financial and margin targets
•Oversaw the information security function with an
emphasis on efficiency and prioritization of the firm’s
highest-risk areas, as well as the internal audit team

Approximately $4.25 million, consisting of $3.31 million in the form of PIPRs (66% of total compensation) and $938,000 in the form of an annual cash incentive bonus (19% of total compensation)

74	2026 Proxy Statement

About Lazard	Proxy Summary	Item 1 - Election of Directors	Corporate Governance	Item 2 - Executive Compensation	Item 3 - Declassification of Board	Item 4 - Incentive Compensation Plan	Item 5 - Ratification of Independent Auditors	Stock Ownership Information	General Information
Compensation Related to Leadership Changes
In December 2025, we strengthened our leadership team by welcoming Christopher Hogbin as Chief Executive Officer of
Lazard Asset Management. Mr. Hogbin brings to Lazard decades of global business and investment experience, as well as demonstrated success in expanding investment capabilities across public and private markets globally. We believe he will play a pivotal role in achieving our Lazard 2030 goals. Mr. Hogbin succeeded Evan Russo, who transitioned to a senior advisor role after almost 20 years of service to Lazard.
In connection with Mr. Hogbin’s appointment, the Compensation Committee approved “make-whole” and other similar awards to compensate him for the annual cash bonus and deferred compensation, including equity awards, from his prior employer that he forfeited to join Lazard, as well as for Lazard’s higher level of deferred compensation. These awards, which are a common market practice to attract top talent, consisted of a cash payment (which is subject to repayment under certain circumstances) and a one-time equity award grant that vests over four years subject to continued employment.
In connection with Mr. Russo’s departure, the Compensation Committee approved an agreement to ensure a smooth and orderly leadership transition of the asset management business. The transition agreement provides that Mr. Russo’s departure is a qualifying termination for purposes of his preexisting March 2022 retention agreement, which entitles him to certain separation benefits under that prior agreement. Mr. Russo will not receive any incremental or discretionary separation benefits beyond those provided in the March 2022 retention agreement. All arrangements were publicly disclosed at the time of the transition.
In February 2026, our Board appointed Tracy Farr as Chief Financial Officer of Lazard. Mr. Farr, a long-time Lazard managing director with two decades of finance experience, succeeded Mary Ann Betsch, who transitioned to a senior advisor role.
Ms. Betsch had been a key leader in strengthening Lazard’s financial foundation since joining in 2022. She helped advance the firm’s reporting and planning capabilities and helped integrate the global finance function.
In connection with Ms. Betsch’s transition, the Compensation Committee approved an agreement to ensure an orderly transition and continuity in the finance function. The transition agreement provides that Ms. Betsch’s departure is a qualifying termination for purposes of her preexisting August 2023 retention agreement, which entitles her to certain separation benefits under that prior agreement. Ms. Betsch will not receive any incremental or discretionary separation benefits beyond those provided in the August 2023 retention agreement. All arrangements were publicly disclosed at the time of the transition.
Stock Price PIPRs – Retention through 2030 and Alignment with Lazard 2030
In 2023, the Compensation Committee granted certain SP-PIPRs to Mr. Orszag to incentivize him to drive long-term growth and to achieve our Lazard 2030 goals. As described in more detail below, the SP-PIPRs are designed to align our
CEO’s long- term interests with those of our shareholders. For the awards to vest, Lazard must achieve and sustain rigorous stock price hurdles and Mr. Orszag must satisfy multi-year continued service periods. Otherwise, the awards are forfeited.
The SP-PIPRs vest in three tranches based on continued service through the applicable grant date anniversaries and on achieving the following stock price milestones:
•20% vests if our stock price appreciates to $43.10 by August 2026 (representing a 25% increase above the grant date stock price);
•40% vests if our stock price appreciates to $51.72 by August 2028 (representing a 50% increase above grant date stock price); and
•the remaining 40% vests if our stock price appreciates to $68.96 by August 2030 (representing a 100% increase above the grant date stock price).
For each individual tranche to vest, the applicable stock price milestone (e.g., $68.96) must be sustained for 30 consecutive trading days—or approximately six calendar weeks—prior to the applicable anniversary of the grant date. If the performance condition is not achieved during the relevant timeframe, all SP-PIPRs in that tranche are forfeited.
In 2024, we achieved the stock price milestones for the first two tranches. Both tranches remain subject to the service-based vesting conditions described above. To receive these awards, Mr. Orszag must continue to serve as CEO through August
2026 and 2028, respectively. We have not achieved the stock price milestone for the third tranche.
See also Transition Agreement with Mr. Russo for information on Mr. Russo’s transition agreement and treatment of outstanding equity-based awards, including outstanding SP-PIPRs.
The Compensation Committee does not intend to grant additional SP-PIPRs (or other one-time awards) to current NEOs.

2026 Proxy Statement	75

About Lazard	Proxy Summary	Item 1 - Election of Directors	Corporate Governance	Item 2 - Executive Compensation	Item 3 - Declassification of Board	Item 4 - Incentive Compensation Plan	Item 5 - Ratification of Independent Auditors	Stock Ownership Information	General Information
Our 2026 NEO Compensation Program
For 2026, the Compensation Committee, with input from management, made changes to Lazard’s NEO compensation program to:
•Enhance the link between our NEO compensation program and the objectives of the Lazard 2030 strategy;
•Reinforce the alignment between the interests of our NEOs and those of our shareholders; and
•Provide greater clarity to our shareholders around how we align compensation to performance.
The changes to the program, as outlined below, will apply to compensation for the 2026 performance year.
Target and Maximum Compensation Opportunities
In the first quarter of 2026, the Compensation Committee established 2026 target total compensation opportunities for
Lazard’s CEO and other NEOs, considering market median compensation data for Lazard’s peers. The Committee also established maximum opportunities, generally equal to 125% of the target opportunity. The target and maximum total compensation opportunity for our CEO for 2026 is $16 million and $20 million, respectively.

76	2026 Proxy Statement

About Lazard	Proxy Summary	Item 1 - Election of Directors	Corporate Governance	Item 2 - Executive Compensation	Item 3 - Declassification of Board	Item 4 - Incentive Compensation Plan	Item 5 - Ratification of Independent Auditors	Stock Ownership Information	General Information
2026 Firmwide Scorecard
In the first quarter of 2026, the Committee, with input from Lazard management, established the 2026 Firmwide Scorecard, which will be used to determine actual NEO compensation for 2026. The Committee selected the metrics in the Firmwide
Scorecard, as outlined below, because they align with the Lazard 2030 strategy and are key drivers of long-term shareholder value creation.

Category	Weight	Metrics	Rationale for Selecting Metrics and Weightings

Quantitative Indicators of Lazard 2030		Lazard Metrics: •Adjusted net revenue •Adjusted EPS Financial Advisory Metrics: •MD Headcount •MD Productivity Asset Management Metrics: •Net Flows •Average Fee Level	•Reflect the key measures of success as outlined under Lazard 2030 •Determine the majority of the incentive based on quantitative results •Balance growth and profitability measures

Barometers of Success		•Relevance •Culture and employee engagement •Innovation	•In addition to one-year financial results, these metrics are critical to positioning Lazard to achieve the 2030 strategy and drive long-term shareholder value creation.

How We Will Use the Scorecard to Calculate NEO Incentives
The CEO’s 2026 incentive compensation will be determined based 100% on the Firmwide Scorecard. Incentive compensation for the other NEOs will be determined based 50% on the Firmwide Scorecard and 50% on individual performance objectives.

Target incentive compensation	X	Firmwide Scorecard Achievement	=	CEO Compensation (Max 125% of Target)

Target incentive compensation	X	Firmwide Scorecard Achievement (Weighted 50%)	+	Individual Performance Achievement (Weighted 50%)	=	NEO Compensation (Max 125% of Target)

Lazard expects to use the same approach to determine 2026 pay mix and long-term incentive mix as it used for 2025, including delivering 50% of the CEO’s long-term incentive award, which will be granted in 2027, in TSR-PIPRs.

2026 Proxy Statement	77

About Lazard	Proxy Summary	Item 1 - Election of Directors	Corporate Governance	Item 2 - Executive Compensation	Item 3 - Declassification of Board	Item 4 - Incentive Compensation Plan	Item 5 - Ratification of Independent Auditors	Stock Ownership Information	General Information
Other Compensation Policies and Practices
Stock Ownership Guidelines
We have stock ownership guidelines for our NEOs, which require our CEO and the other NEOs to own shares of our common stock (including restricted stock) or unvested time-based equity awards that could be settled in shares (including restricted stock units and PIPRs), equal to, in the case of our CEO, six times his base salary, and in the case of each other NEO, three times such NEO’s base salary. Each NEO has five years from the date the guidelines first applied to him or her. We do not count unearned performance awards towards the achievement of the guidelines. Once an NEO reaches the requisite ownership guideline amount, such NEO will be deemed in compliance, notwithstanding subsequent stock price fluctuations.
All of our NEOs currently exceed, or are on track to exceed, the required ownership levels. As discussed under “Certain
Relationships with Our Directors, Executive Officers, Principal Shareholders, and Employees – Anti-Hedging Policy”, our
NEOs are prohibited from short-selling Company securities or entering into a transaction involving a put, call or other derivative or hedge on Company securities.
Compensation Clawback Policies
We have a compensation clawback policy for our executive officers. Pursuant to our current clawback policy, if our Board determines that any bonus, annual or long-term incentive payment, equity award or other compensation (including without limitation all time-based incentive awards) awarded to or received by an executive officer was based on any financial results or operating metrics that were achieved as a result of that executive officer’s intentional fraudulent or illegal conduct, we will seek to recover from the executive officer such compensation (in whole or in part) as the Board deems appropriate under the circumstances and as permitted by law. Additionally, in accordance with the clawback provisions of the Dodd-Frank Act and the corresponding listing standards, we adopted an additional clawback policy in October 2023 that requires us to recover certain erroneously awarded incentive-based compensation received by current or former executive officers. We refer to these policies collectively as the “Clawback Policies.”
Practices Related to the Grant of Certain Equity Awards
In response to Item 402(x)(1) of Regulation S-K, the Company does not currently grant stock options, stock appreciation rights or similar option-like instruments. Accordingly, the Company has no specific policy or practice on the timing of the grant of such options or option-like instruments relative to the Company’s disclosure of material nonpublic information. Should the
Company determine to make grants of options or option-like instruments, the Board will evaluate the appropriate steps to take in relation to the foregoing.
Risks Related to Compensation Policies
We have identified two primary risks relating to compensation: (1) that compensation will be insufficient to retain talented individuals; and (2) that compensation strategies might result in unintended incentives. To combat the first risk, we believe both the levels of compensation, which are reviewed against comparative compensation data, and the long-term vesting periods of our deferred compensation awards have had the effect of aiding our retention of our NEOs and other key employees. With respect to the second risk, the Company-wide year-end discretionary compensation program is designed to reflect the performance of the Company, the performance of the business in which the employee works and the performance of the individual employee. The program is designed to discourage excessive risk-taking through long-term vesting periods.
Based on the foregoing, we do not believe that our compensation policies and practices create risks that are reasonably likely to have a material adverse effect on the Company.

78	2026 Proxy Statement

About Lazard	Proxy Summary	Item 1 - Election of Directors	Corporate Governance	Item 2 - Executive Compensation	Item 3 - Declassification of Board	Item 4 - Incentive Compensation Plan	Item 5 - Ratification of Independent Auditors	Stock Ownership Information	General Information
Certain Tax Considerations
All forms of PIPRs are designed to qualify as “profits interests” for U.S. federal income tax purposes and are intended to offer recipients a long-term incentive compensation award comparable to RSUs, as applicable, while allowing them potentially more favorable income tax treatment in return for incurring additional risk. Neither the grant nor vesting of PIPRs will be deductible by the Company as compensation expense for tax purposes. Even if such a compensation deduction were available to the
Company, the Company may not, in any event, be able to use the full deduction. It is anticipated, however, that the future exchange of vested PIPRs for shares of our common stock will increase the amortizable tax basis of certain assets of Lazard
Group and its subsidiaries. These increases in tax basis may reduce the amount of tax that the Company’s subsidiaries would otherwise be required to pay in the future. In addition, if the Internal Revenue Service were to successfully challenge the tax characterization of PIPRs as profits interests, the holder would be responsible for the incremental taxes, and the Company would indemnify the holder against any taxes pursuant to Section 409A of the Internal Revenue Code.
Compensation Committee Report
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by
Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.
COMPENSATION COMMITTEE
Andrew M. Alper (Chair), Michelle Jarrard, Iris Knobloch, and Dan Schulman

2026 Proxy Statement	79

About Lazard	Proxy Summary	Item 1 - Election of Directors	Corporate Governance	Item 2 - Executive Compensation	Item 3 - Declassification of Board	Item 4 - Incentive Compensation Plan	Item 5 - Ratification of Independent Auditors	Stock Ownership Information	General Information
Executive Compensation Tables
2025 Summary Compensation Table
The following table contains information with respect to the compensation payable to our NEOs in the manner required by SEC rules. We believe that the presentation of this information in the Awarded Compensation Table under Compensation
Discussion and Analysis—2025 Compensation for Each of Our NEOs—Compensation Process above is more reflective of the way in which the Compensation Committee views 2025 compensation.

Name and Principal Position	Year	Salary	Bonus(1)	Stock Awards			Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation (5)(6)	Total
				Annual Grants(2)	Special Grants(3)	Total(4)
Peter R. Orszag Chief Executive Officer	2025	$900,000	$3,900,000	$8,666,548	—	$8,666,548	—	$256,904	$13,723,452
	2024	$900,000	$3,900,000	$6,435,562	—	$6,435,562	—	$160,194	$11,395,756
	2023	$787,500	$4,157,500	$4,971,938	$20,827,500	$25,799,438	—	$90,403	$30,834,841
Mary Ann Betsch Former Chief Financial Officer	2025	$750,000	$825,000	$2,272,829	—	$2,272,829	—	$2,717,041	$6,564,870
	2024	$750,000	$825,000	$2,209,018	—	$2,209,018	—	$36,987	$3,821,005
	2023	$750,000	$750,000	$1,089,090	—	$1,089,090	—	$64,462	$2,653,552
Christopher Hogbin Chief Executive Officer of Lazard Asset Management	2025	$62,500	$—	$—	$16,379,839	$16,379,839	—	$3,775,248	$20,217,587
Evan L. Russo Former Chief Executive Officer of Lazard Asset Management	2025	$750,000	$—	$4,044,374	—	$4,044,374	—	$224,738	$5,019,112
	2024	$750,000	$1,490,000	$6,096,846	—	$6,096,846	—	$186,858	$8,523,704
	2023	$750,000	$2,040,000	$7,150,119	$15,062,000	$22,212,119	—	$136,069	$25,138,188
Alexandra Soto Chief Operating Officer	2025	$750,000	$1,810,000	$5,390,609	—	$5,390,609	—	$52,348	$8,002,957
	2024	$750,000	$1,730,000	$3,413,282	—	$3,413,282	—	$52,342	$5,945,624
	2023	$750,000	$800,000	$3,995,793	—	$3,995,793	—	$91,199	$5,636,992
Christian A. Weideman General Counsel	2025	$750,000	$937,500	$2,633,931	—	$2,633,931	—	$31,597	$4,353,028
(1)For 2025 and 2024, includes a year-end annual cash incentive bonus. For 2023, includes a year-end annual cash incentive bonus that is subject to potential repayment in full in connection with a termination of employment for “cause” or resignation without “good reason” on or prior to March 1, 2027, subject to certain exceptions. For Mr. Orszag, for 2023, includes a special cash retention award of $2,000,000 that was payable contingent upon Mr. Orszag’s continued employment until the relevant payment date.
(2)For 2025 and 2024, represents the grant date fair value of PIPRs and RSUs that relate to the prior year’s performance. For 2023, represents the grant date fair value of P-PIPRs, PIPRs, PRSUs, RSUs and LFIs that relate to the prior year’s performance as computed in accordance with FASB ASC Topic 718. See Note 16 of Notes to the Consolidated Financial Statements contained in our 2025 Annual
Report for a discussion of the assumptions used in the valuation of LTIs.
(3)For 2025, represents for Mr. Hogbin, the grant date fair value of a one-time grant of “make-whole” and other similar awards to compensate him for the annual cash bonus and deferred compensation from his prior employer that he forfeited to join Lazard, as well as for Lazard’s higher level of deferred compensation. For 2023, represents for Messrs. Orszag and Russo, the grant date fair value of the SP-PIPRs as well as, for Mr. Orszag, a special grant of RSUs with a grant date fair value of $2,000,000.
(4)Reflects the total of the previous two columns (Annual Grants and Special Grants).
(5)For 2025, includes, for Ms. Betsch, $2,675,000 comprising the 2025 cash payment in lieu of equity and, for Mr. Hogbin, $3,775,000 comprising the 2025 cash “make-whole” award.
(6)For 2025, the other items comprising All Other Compensation represent:

80	2026 Proxy Statement

About Lazard	Proxy Summary	Item 1 - Election of Directors	Corporate Governance	Item 2 - Executive Compensation	Item 3 - Declassification of Board	Item 4 - Incentive Compensation Plan	Item 5 - Ratification of Independent Auditors	Stock Ownership Information	General Information

	Life and Long- term Disability Insurance Premiums	Matching Contributions to 401(k) Plan	Payment in Lieu of Pension	Interest Accrued on Capital Accounts in Lazard Group	Other Benefits(1)	Total
Peter R. Orszag	$2,977	$14,000	—	$204,329	$35,598	$256,904
Mary Ann Betsch	$2,977	$14,000	—	$10,977	$14,087	$42,041
Christopher Hogbin	$248	—	—	$—	—	$248
Evan L. Russo	$2,729	$14,000	—	$191,200	$16,809	$224,738
Alexandra Soto	$2,839	—	$47,533	—	$1,976	$52,348
Christian A. Weideman	$2,977	$14,000		$5,620	$9,000	$31,597
(1)Amount reported consists of: (1) for Mr. Orszag, $8,358 for tax preparation services, $9,000 for access to an executive dining room, and $18,240 for supplemental private medical coverage provided by the Company; (2) for Ms. Betsch, $5,087 for tax preparation services and $9,000 for access to an executive dining room; (3) for Mr. Russo, $16,809 for tax preparation services; (4) for Ms. Soto,
$1,976 for tax preparation services; and (5) for Mr. Weideman $9,000 for access to an executive dining room.
2025 Grants of Plan-Based Awards Table
The following table provides information about awards granted to each of our NEOs during fiscal year 2025 generally in respect of 2024 performance and for Mr. Hogbin his “make-whole” award.

Named Executive Officer	Grant Date	Number of PIPRs	Grant Date Fair Value of PIPRs(1)	Number of RSUs	Grant Date Fair Value of RSUs(1)
Peter R. Orszag	March 14, 2025	192,890	$8,666,548	—	—
Mary Ann Betsch	March 14, 2025	50,586	$2,272,829	—	—
Christopher Hogbin	December 5, 2025	—	—	306,337	$16,379,839
Evan L. Russo	March 14, 2025	90,015	$4,044,374	—	—
Alexandra Soto	March 14, 2025	—	—	99,660	$5,390,609
Christian A. Weideman	March 14, 2025	58,623	$2,633,931	—	—
(1)Amounts represent the grant date fair value of awards made in 2025, as computed in accordance with FASB ASC Topic 718, as set forth in footnote (2) to the Summary Compensation Table above.
Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based
Awards Table
The PIPRs and RSUs included in the table above are subject to service-based conditions and represent a contingent right to receive a number of shares of our common stock. Assuming satisfaction of the applicable vesting criteria, the PIPRs or RSUs granted on March 14, 2025 will vest on or around March 14, 2028 and the RSUs granted on December 5, 2025 will vest as follows: 15.625% will vest in March 2026 and approximately 28% will vest in each of March 2027, 2028, and 2029, respectively. Vesting of the PIPRs are subject to the achievement of the Minimum Value Condition, which is an amount of economic appreciation in the assets of Lazard Group, within five years following the grant date.
Each of our NEOs sign award agreements in connection with the grant of such award. These agreements generally provide that unvested awards are forfeited on termination of employment, except in cases such as death, disability, a termination by the Company other than for “cause” (which includes for these purposes a resignation for “good reason”) or a qualifying retirement pursuant to our Deferred Compensation Retirement Policy. See Deferred Compensation Retirement Policy and
Potential Payments Upon Termination or Change in Control below.

2026 Proxy Statement	81

About Lazard	Proxy Summary	Item 1 - Election of Directors	Corporate Governance	Item 2 - Executive Compensation	Item 3 - Declassification of Board	Item 4 - Incentive Compensation Plan	Item 5 - Ratification of Independent Auditors	Stock Ownership Information	General Information
In the event we declare cash dividends on our common stock, subject to satisfying any relevant performance or other vesting criteria, our NEOs who received PIPRs, P-PIPRs or SP-PIPRs will be allocated income in respect of such dividends on a pro rata basis as if such profit interests were exchanged for our common stock, based on the extent to which the relevant vesting conditions are actually achieved. PIPRs and RSUs also accrue dividends or dividend equivalents in the event we declare cash dividends on our common stock during the relevant vesting period, which dividends are retained by Lazard until the vesting criteria have been satisfied. In addition, from the date that the applicable dividend is paid to holders of our common stock until the time of payment of the PIPRs, P-PIPRs or SP-PIPRs holder, unpaid distributions are credited with interest at a rate of
6% per annum, compounded quarterly. Holders of RSUs and PRSUs also receive dividend equivalents at the same rate that dividends are paid on shares of our common stock, which remain subject to the same restrictions as the underlying RSUs or
PRSUs, as applicable, to which they relate. The holders of PIPRs, P-PIPRs and SP-PIPRs receive distributions necessary to pay related taxes on the income allocations, but otherwise are not entitled to any amounts in respect of such allocations until applicable vesting conditions in respect of such PIPRs, P-PIPRs and SP-PIPRs have been satisfied. In addition, deferred compensation award agreements contain standard covenants including, among others, noncompetition and nonsolicitation of our clients and employees.
Deferred Compensation Retirement Policy
Pursuant to the Deferred Compensation Retirement Policy, outstanding and unvested deferred compensation awards will vest
(and in the case of members of Lazard Group who report income from Lazard Group and its affiliates on Schedule K-1 to
Lazard Group’s federal income tax return, RSUs will be settled in restricted stock) as long as (i) the holder is at least 56 years old, (ii) the holder has completed at least five years of service with the Company, (iii) the sum of the holder’s actual age and years of service is at least 70, and (iv) commencing with the relevant deferred compensation granted in 2021, the holder has completed a service period following the date of grant and ending in the year of the applicable grant on August 31st, in the case of awards granted to Managing Directors, unless another date is set forth in the applicable award agreement. Following retirement, deferred compensation awards remain subject to all restrictive covenants, including continued compliance with non-compete, non-solicit, and other provisions contained in the original award agreement through the original vesting date of the relevant deferred compensation, notwithstanding any expiration date specified therein. Any dividends payable with respect to the PIPRs, RSUs, and restricted stock are held in escrow until the forfeiture provisions lapse. A recipient of restricted stock is required to make an election under Section 83(b) of the Internal Revenue Code, which subjects him or her to taxation on such restricted stock on the date of grant. With the consent of the compliance department of the Company, a recipient may dispose of a portion of the restricted stock granted to him or her to pay such taxes.
Ms. Soto is retirement-eligible. The retirement eligibility dates for Messrs. Orszag, Hogbin, and Weideman are
December 16, 2027, February 6, 2035, and October 1, 2034, respectively. Ms. Betsch and Mr. Russo will not be retirement-
eligible at the time of their separations.
Individual Agreements with Our NEOs
The Company is party to retention agreements with each of its NEOs which set forth certain compensation terms and provide for certain separation benefits in the event of certain qualifying terminations of employment.  The retention agreements are described in more detail under Potential Payments Upon Termination or Change in Control – Individual Agreements.
In connection with their respective transitions, each of Ms. Betsch and Mr. Russo entered into transition agreements confirming their rights to separation benefits under their retention agreements. See Potential Payments Upon Termination or
Change in Control – Individual Agreements below for further details.

82	2026 Proxy Statement

About Lazard	Proxy Summary	Item 1 - Election of Directors	Corporate Governance	Item 2 - Executive Compensation	Item 3 - Declassification of Board	Item 4 - Incentive Compensation Plan	Item 5 - Ratification of Independent Auditors	Stock Ownership Information	General Information
2025 Outstanding Equity Awards at Fiscal Year-End
The following table provides information about the number and value of LTIs that were actually held by our NEOs as of
December 31, 2025. The market value of the LTIs was calculated based on the NYSE closing price of our common stock on
December 31, 2025 ($48.56). The table does not include awards that relate to 2025 performance, which were granted in early 2026.

Named Executive Officer	Number of PIPRs and RSUs That Have Not Vested (1)(2)	Market Value of PIPRs and RSUs That Have Not Vested	Number of SP-PIPRs That Have Not Vested (3)	Market or Payout Value of SP-PIPRs That Have Not Vested
Peter R. Orszag	1,249,436	$60,672,612	500,000	$24,280,000
Mary Ann Betsch	138,626	$6,731,679	—	$—
Christopher Hogbin	306,337	$14,875,725	—	$—
Evan L. Russo	1,048,314	$50,906,128	400,000	$19,424,000
Alexandra Soto	261,934	$12,719,515	—	$—
Christian A. Weideman	94,046	$4,566,874	—	$—
(1)Includes 306,337 RSUs granted to Mr. Hogbin, of which approximately 16% vested in March 2026 and approximately 28% will vest in each of March 2027, 2028 and 2029 and 261,934 RSUs granted to Ms. Soto, of which 64,118 vested in March 2026, 95,120 will vest in
March 2027 and 102,696 will vest in March 2028. Also includes the following PIPRs granted in March 2025 (relating to 2024 performance), which are scheduled to vest in March 2028: for Mr. Orszag, 192,890; for Ms. Betsch, 50,586; for Mr. Russo, 90,015; and for
Mr. Weideman, 58,623. Also includes the following PIPRs granted in March 2024 (relating to 2023 performance), which are scheduled to vest in March 2027: for Mr. Orszag, 168,206; for Ms. Betsch, 57,737; for Mr. Russo, 159,353; and for Mr. Weideman, 35,423. Also
includes the following PIPRs granted in March 2023 (relating to 2022 performance), which vested in March 2026: for Mr. Orszag, 138,340;
for Ms. Betsch, 30,303; and for Mr. Russo, 198,946.
(2)For Messrs. Orszag and Russo, this column also includes 750,000 and 600,000 SP-PIPRs, respectively, representing the amounts attributable to the first two tranches of the SP-PIPRs. The stock price milestones were achieved for such tranches during 2024, but for
Mr. Orszag each such tranche remains subject to continued service requirements (through August 23, 2026 and August 23, 2028, respectively). In accordance with the terms of the SP-PIPRs, upon Mr. Russo’s qualifying termination, each such tranche will vest.
(3)For Messrs. Orszag and Russo, the amount reported is the final tranche of the SP-PIPRs, which will be earned (if at all) based on future increases to our stock price and satisfaction of continued service requirements through August 23, 2030. See Stock Price PIPRs—
Retention through 2030 and Alignment with Lazard 2030 above for additional information on the SP-PIPRs vesting conditions.
In accordance with the terms of the SP-PIPRs, upon Mr. Russo’s qualifying termination, Mr. Russo will remain eligible to vest in a prorated portion of such final tranche.

2026 Proxy Statement	83

About Lazard	Proxy Summary	Item 1 - Election of Directors	Corporate Governance	Item 2 - Executive Compensation	Item 3 - Declassification of Board	Item 4 - Incentive Compensation Plan	Item 5 - Ratification of Independent Auditors	Stock Ownership Information	General Information
2025 Stock Vested
The following table sets forth certain information concerning deferred compensation awards held by our NEOs that vested in
2025. The value realized on vesting was calculated based on the NYSE closing price of our common stock on the trading day immediately preceding the vesting date.

Named Executive Officer	Number of Shares That Vested or Were Acquired on Vesting	Value Realized on Vesting
Peter R. Orszag	323,103	$15,250,679
Mary Ann Betsch	—	—
Christopher Hogbin	—	—
Evan L. Russo	254,467	$11,473,917
Alexandra Soto	110,638	$5,071,646
Christian A. Weideman	—	—
Potential Payments Upon Termination or Change in Control
The retention agreements with each of our NEOs provide for certain severance benefits in the event of a termination by us other than for “cause” or by the NEO for “good reason” (each as defined in the retention agreements and, in each case, which we refer to below as a “qualifying termination”). The following table shows the potential payments that would have been made by the Company to each of our continuing NEOs as of December 31, 2025, assuming that such NEO’s employment with the
Company terminated, or a change in control occurred, on December 31, 2025 under the circumstances outlined in the table, including a qualifying termination of employment. For purposes of this table, the price of our common stock is assumed to be
$48.56, which was the closing price on December 31, 2025 and the amounts set forth below reflect the terms of the individual agreements as in effect on December 31, 2025.

Named Executive Officer (1)	Prior to a Change in Control				On or After a Change in Control
	Death or Disability	Involuntary Termination Without “Cause”	Resignation for “Good Reason”	Retirement	No Termination of Employment	Death or Disability	Involuntary Termination Without “Cause”	Resignation for “Good Reason”	Retirement
Peter R. Orszag
Separation Payment (2)	—	$28,612,500	$28,612,500	—	—	—	$28,612,500	$28,612,500	—
LTIs and SP-PIPR Vesting (3)	$63,579,967	$63,579,967	$63,579,967	—	—	$63,579,967	$63,579,967	$63,579,967	—
Pro-rata Annual Incentive Payment (4)	$13,406,250	$13,406,250	$13,406,250	—	—	$13,406,250	$13,406,250	$13,406,250	—
Salary in Lieu of Notice (5)	—	$225,000	—	—	—	—	$225,000	$225,000	—
Mary Ann Betsch
Separation Payment (2)	—	$8,000,000	$8,000,000	—	—	—	$8,000,000	$8,000,000	—
LTIs Vesting (3)	$6,985,260	$6,985,260	$6,985,260	—	—	$6,985,260	$6,985,260	$6,985,260	—
Pro-rata Annual Incentive Payment (4)	$3,250,000	$3,250,000	$3,250,000	—	—	$3,250,000	$3,250,000	$3,250,000	—
Salary in Lieu of Notice (5)	—	$187,500	—	—	—	—	$187,500	$187,500	—
Christopher Hogbin
Separation Payment (2)	—	$1,984,932	$1,984,932	—	—	—	$1,984,932	$1,984,932	—
LTIs Vesting (3)	$14,875,725	$14,875,725	$14,875,725	—	—	$14,875,725	$14,875,725	$14,875,725	—
Pro-rata Annual Incentive Payment (4)	$573,288	$573,288	$573,288	—	—	$573,288	$573,288	$573,288	—
Salary in Lieu of Notice (5)	—	$187,500	—	—	—	—	$187,500	$187,500	—

84	2026 Proxy Statement

About Lazard	Proxy Summary	Item 1 - Election of Directors	Corporate Governance	Item 2 - Executive Compensation	Item 3 - Declassification of Board	Item 4 - Incentive Compensation Plan	Item 5 - Ratification of Independent Auditors	Stock Ownership Information	General Information

Named Executive Officer (1)	Prior to a Change in Control				On or After a Change in Control
	Death or Disability	Involuntary Termination Without “Cause”	Resignation for “Good Reason”	Retirement	No Termination of Employment	Death or Disability	Involuntary Termination Without “Cause”	Resignation for “Good Reason”	Retirement
Alexandra Soto
Separation Payment (2)	—	$12,750,000	$12,750,000	—	—	—	$12,750,000	$12,750,000	—
LTIs Vesting (3)	$14,463,480	$14,463,480	$14,463,480	$14,463,480	—	$14,463,480	$14,463,480	$14,463,480	$14,463,480
Pro-rata Annual Incentive Payment (4)	$5,625,000	$5,625,000	$5,625,000	—	—	$5,625,000	$5,625,000	$5,625,000	—
Salary in Lieu of Notice (5)	—	$187,500	—	—	—	—	$187,500	$187,500	—
Christian A. Weideman
Separation Payment (2)	—	$5,531,250	$5,531,250	—	—	—	$5,531,250	$5,531,250	—
LTIs Vesting (3)	$4,707,044	$4,707,044	$4,707,044	—	—	$4,707,044	$4,707,044	$4,707,044	—
Pro-rata Annual Incentive Payment (4)	$2,937,500	$2,937,500	$2,937,500	—	—	$2,937,500	$2,937,500	$2,937,500	—
Salary in Lieu of Notice (5)	—	$187,500	—	—	—	—	$187,500	$187,500	—
(1)Mr. Russo ceased serving as CEO of Lazard Asset Management and as an executive officer of the Company on December 1, 2025 as further discussed under Transition Agreement with Mr. Russo below. As of his June 30, 2026 separation date, Mr. Russo will be eligible to receive the severance benefits payable upon a qualifying termination (prior to a change in control) under his retention agreement, equal to approximately $23,250,000. The value of the portion of Mr. Russo’s outstanding equity awards that will accelerate and vest and/or remain eligible to be earned upon his departure on June 30, 2026, using the closing price of our common stock on December 31, 2025
($48.56 per share) is approximately $59,207,162. In early 2026, Ms. Betsch ceased serving as Chief Financial Officer and entered into a transition agreement with the Company discussed under Transition Agreement with Ms. Betsch below.
(2)In addition to the separation payments listed (each of which is described below under Individual Agreements), each of our U.S.-based
NEOs would have been entitled to receive one to two years of medical and dental coverage or payment of COBRA premiums following termination. However, amounts relative to this benefit are immaterial and have not been included in the table.
(3)Valuation of LFI awards is determined based on the dollar value of the relevant fund interest at the close of business on
December 31, 2025. The table above assumes, with respect to the SP-PIPRs, that the first two Tranche-specific common stock price milestones have been achieved and the values shown (based on the closing price of our common stock on December 31, 2025) include the potential payout in connection with such qualifying event; but otherwise, no additional value has been assigned to SP-PIPRs in the table above because no stock price milestones have been met or would be met.
(4)Pursuant to their retention agreements, in the event of an involuntary termination without “cause” or resignation for “good reason,” or upon termination due to death or disability, each NEO is entitled to a prorated portion of the average annual bonus (or, to the extent applicable, cash distributions, and including any bonuses paid in the form of equity awards or LFI awards based on the grant date value of such awards in accordance with our normal valuation methodology) paid or payable to the executive for the two previously completed fiscal years.
(5)Each of the NEOs is entitled to three months’ notice (or, if the Company elects, base salary in lieu of such notice period) upon a termination by the Company other than for cause (or, for Ms. Betsch and Mr. Russo, a resignation for good reason solely due to a failure by the Company following the expiration of the applicable retention agreement to continue, to employ the executive pursuant to an agreement having terms and conditions that are reasonable at the time of such expiration (unless rejected by the executive)).

2026 Proxy Statement	85

About Lazard	Proxy Summary	Item 1 - Election of Directors	Corporate Governance	Item 2 - Executive Compensation	Item 3 - Declassification of Board	Item 4 - Incentive Compensation Plan	Item 5 - Ratification of Independent Auditors	Stock Ownership Information	General Information
Individual Agreements
Effective April 24, 2025, the Company entered into new retention agreements with Mr. Orszag and Ms. Soto relating to their continuation of employment in their respective roles. These agreements replaced Mr. Orszag’s and Ms. Soto’s prior retention agreements with Lazard. The Company also entered into a retention agreement with Mr. Weideman, effective April 24, 2025.
In connection with his appointment, Mr. Hogbin entered into an offer letter dated September 3, 2025 and a retention agreement that became effective as of December 1, 2025 when he joined the Company. Mr. Russo and Ms. Betsch were party to pre-existing retention agreements during 2025; as further discussed below, in connection with their departures, they each entered into a transition agreement confirming their rights to certain payments under their retention agreements.
The retention agreements provide for a minimum annual base salary ($900,000 for Mr. Orszag and $750,000 for each of our other NEOs) and eligibility for discretionary annual bonuses. Mr. Hogbin’s offer letter also provides for the one-time make-whole awards discussed under Compensation Related to Leadership Changes and provides that for 2026, subject to Mr. Hogbin’s continued employment (or earlier termination without cause), he will receive a 2026 discretionary bonus in an amount equal to $7,500,000 less his cash salary amount paid in 2026.
The retention agreements provide for certain severance benefits in the event of a qualifying termination.
In the event of a qualifying termination, in addition to accrued amounts and earned but unpaid bonuses for prior years, the executive generally would be entitled to receive in a lump sum: (1) a prorated portion of the average annual bonus (or, to the extent applicable, cash distributions, and including any bonuses paid in the form of equity awards (including LFI awards)), paid or payable to the executive for the Company’s two completed fiscal years immediately preceding the fiscal year in which the termination occurs (the Prorated Average Bonus); and (2) a severance payment in an amount equal to two times (for
Mr. Orszag, Ms. Betsch and Mr. Russo) or 1.5 times (for Mr. Hogbin, Ms. Soto and Mr. Weideman) the sum of such NEO’s base salary and average annual bonus (not prorated) described in clause (1), except that (y) if Ms. Betsch or Mr. Russo terminates her or his employment for “good reason” because his or her agreement is not renewed, the amount described in clause (2) will be reduced to one times and (z) for Mr. Hogbin, for each fiscal year prior to 2028, the average annual bonus will equal $6,750,000. Upon a qualifying termination, each of Ms. Betsch and Mr. Russo and her or his eligible dependents would generally continue to be eligible to participate in the Company’s medical and dental benefit plans, on the same basis as in effect immediately prior to the date of termination (which currently requires the NEO to pay a portion of the premiums) for a number of years equal to the severance multiple in clause (2) of this paragraph; the period of such medical and dental benefits continuation would generally be credited towards the NEO’s credited age and service for the purpose of our retiree medical program. Upon a qualifying termination, for each of Mr. Orszag, Mr. Hogbin, Ms. Soto and Mr. Weideman, the Company will pay the employer portion of the NEO’s COBRA premium for the executive and his or her eligible dependent until the earlier of
12 months following the termination date and the date upon which the NEO begins other employment that provides for health coverage benefits; the NEO would also receive an additional year of credited age and service for the purpose of our retiree medical program.
Additionally, due to requirements under local law, in consideration of, and subject to her compliance with her restrictive covenants, Ms. Soto is eligible to receive an additional amount in cash equal to 50% of (i) the greater of (A) her monthly base salary and (B) the average gross monthly base salary she received during the three-month period immediately preceding her termination, multiplied by (ii) nine months.
A resignation by an NEO for “good reason” will be treated as a termination by the Company without “cause” for purposes of all of his or her equity and LFI awards outstanding at the time of such resignation.
In the event of death or disability, an NEO receives the Prorated Average Bonus.
None of the NEOs is entitled to an excise tax gross-up payment with respect to Section 280G of the Internal Revenue Code.
Instead, each NEO party to a retention agreement would be subject to a “net better” cutback, whereby change-in-control payments are limited to the threshold amount under Section 280G if it would be more favorable to such NEO on a net after-tax basis than receiving the full payments and paying the excise taxes. These potential reductions are not reflected in the amounts set forth above.
Except in the case of a qualifying termination that occurs on or following a change in control of the Company, the severance benefits described above are conditioned upon the applicable NEO timely delivering an irrevocable waiver and release of claims in favor of the Company and its affiliates.

86	2026 Proxy Statement

About Lazard	Proxy Summary	Item 1 - Election of Directors	Corporate Governance	Item 2 - Executive Compensation	Item 3 - Declassification of Board	Item 4 - Incentive Compensation Plan	Item 5 - Ratification of Independent Auditors	Stock Ownership Information	General Information
Transition Agreement with Mr. Russo
Mr. Russo ceased serving as CEO of Lazard Asset Management on December 1, 2025 and will continue employment in a senior advisor role through June 30, 2026 or certain earlier events (his separation date) when his service with the Company will cease. In connection with this transition, the Company and Mr. Russo entered into a transition agreement, dated
September 7, 2025.
Under his transition agreement, as compensation for services performed as senior advisor, Mr. Russo will receive his base salary at its current rate, continue to participate in the Company’s benefit plans and programs in accordance with their terms and be eligible to vest in his outstanding equity-based awards in accordance with their terms. The transition agreement provides that, subject to his continued employment through his separation date, Mr. Russo’s departure is a qualifying termination for purposes of his preexisting March 2022 retention agreement, which entitles him to (1) separation benefits under that prior agreement (provided that the cash separation benefits and Prorated Average Bonus will be calculated as though his termination date had occurred on December 31, 2025), and (2) treatment of outstanding equity-based awards upon such a termination in accordance with their terms, as set forth in the Potential Payments Upon Termination or Change in Control
table. Mr. Russo will not receive any incremental or discretionary separation benefits beyond those provided in the March 2022 retention agreement.
Transition Agreement with Ms. Betsch
Ms. Betsch ceased serving as Chief Financial Officer as of February 1, 2026 (her transition date) and will continue employment in a senior advisor role through June 30, 2026 or certain earlier events (her separation date) when her service will cease. In connection with this transition, the Company and Ms. Betsch entered into a transition agreement, dated January 28, 2026.
Under her transition agreement, as compensation for services performed as senior advisor, Ms. Betsch will receive her base salary at its current rate, continue to participate in the Company’s benefit plans and programs in accordance with their terms and be eligible to vest in her outstanding equity-based awards in accordance with their terms. The transition agreement provides that, subject to her continued employment through her separation date, Ms. Betsch’s departure will be a qualifying termination for purposes of her preexisting August 2023 retention agreement, which entitles her to (1) separation benefits under that prior agreement, and (2) treatment of outstanding equity-based awards upon such a termination in accordance with their terms; provided that Ms. Betsch will not be eligible to receive a pro rata bonus payment in respect of 2026. Her transition agreement confirms that Ms. Betsch will receive a full annual bonus for 2025 (which will be equal to the annual bonus paid to her for 2024, and the portion that would have been paid in equity will be paid in cash consistent with her retention agreement).
Ms. Betsch will not receive any incremental or discretionary separation benefits beyond those provided in the August 2023 retention agreement.
Award Agreements – “Double-Trigger” Vesting
Long-term incentive awards granted to our NEOs are subject to “double-trigger” vesting in the event of a change in control.
Under this approach, awards do not automatically vest upon a change in control but instead require both the occurrence of a change in control and a qualifying termination of employment to vest. The same “double-trigger” vesting provisions apply to long-term incentive awards granted to all other employees pursuant to our 2018 Plan.
Upon a change in control, awards generally will not accelerate, but will instead require both a change in control and another customary event (such as a qualifying termination) in order to vest and (ii) the level of performance of any performance-based awards will be determined by the Compensation Committee based on the greater of (A) the target level or (B) the Company’s actual performance through the date of the change in control, and following the change of control the awards will remain subject only to the service or other vesting conditions through the original vesting dates (or an earlier qualifying termination).
Any SP-PIPR for which the applicable stock price milestone was achieved based on the transaction price and a prorated portion of the tranche with the next highest stock price milestone above the transaction price based on a fraction (the numerator of which is the transaction price and the denominator of which is the stock price milestone applicable to such tranche) would each be earned, but would remain outstanding, subject to continued employment through the applicable tranche’s expiration date (or an earlier qualifying termination).

2026 Proxy Statement	87

About Lazard	Proxy Summary	Item 1 - Election of Directors	Corporate Governance	Item 2 - Executive Compensation	Item 3 - Declassification of Board	Item 4 - Incentive Compensation Plan	Item 5 - Ratification of Independent Auditors	Stock Ownership Information	General Information
Award Agreements – Retirement
If an NEO had voluntarily resigned from the Company on December 31, 2025 without “good reason” or was terminated by the
Company for “cause,” he or she would not have been entitled to receive any severance or prorated bonus payments from the
Company, and, except in the case of retirement by Ms. Soto, any unvested long-term incentive awards would have been forfeited. Ms. Soto was retirement-eligible as of December 31, 2025. If an NEO is retirement-eligible, he or she may retire without forfeiting his or her long-term incentive awards (other than following a change in control). See Deferred Compensation
Retirement Policy above.
Following retirement (other than following a change in control), all such awards remain subject to compliance with restrictive covenants through their original vesting date, notwithstanding any shorter duration provided in award agreements.
Award Agreements – Death, Disability, Non-CIC Termination
Upon death, (i) all LTIs vest immediately (based on target for TSR-PIPRs) and (ii) all SP-PIPRs for which the stock price milestone was met prior to death vest as of such date and a number of SP-PIPRs equal to a prorated portion (subject to certain minimums) of each other unvested tranche would remain outstanding and eligible to vest based on achievement of the applicable stock price milestone.
Upon disability, a termination without “cause” or resignation for “good reason,” (i) LTIs will cease to be subject to a service condition (and TSR PIPRs will be earned based on actual performance through the date of termination and target performance for the remainder of the performance period) and (ii) the SP-PIPR payout will be determined according to clause (ii) of the immediately preceding paragraph and (iii) the NEOs may be immediately taxed on 100% of the LFIs. Accordingly, in the case of LFIs, a percentage thereof in the amount sufficient to cover payment of taxes will be delivered to the executive or withheld immediately upon termination, and the remaining percentage will be delivered on the original vesting dates, provided that the executive does not violate his or her restrictive covenants.
Noncompetition and Nonsolicitation of Clients; Nonsolicitation of Employees. While providing services to the Company and during the Restricted Period, each NEO is generally prohibited from:
•Providing services of performing activities for certain businesses that compete with the Company (competitive enterprises)
•Acquiring an ownership or voting interest of more than 5% in any competitive enterprise
•Interfering with or damaging our client relationships
•Soliciting employees for employment with any competitive enterprise or otherwise interfering with our employee relationships
Under the retention agreements , for Mr. Orszag, Mr. Hogbin, Ms. Soto, Mr. Weideman, the Restricted Period is the nine-
month period following termination of the NEO’s services, and for Ms. Betsch and Mr. Russo, the Restricted Period is the six-
month period following termination of the NEO’s services (or three-month period in the event of such a termination by us without “cause” or by the NEO for “good reason”).
Transfer of Client Relationships, Nondisparagement and Notice Period Restrictions. The NEO is required, upon termination of his or her services to us and during the 90-day period following termination, to take all actions reasonably requested by us to maintain for us the business, goodwill and business relationships with our clients with which he or she worked; provided that such actions and things do not materially interfere with other employment or professional activities of the
NEO. In addition, while providing services to us and thereafter, the NEO generally may not disparage us, and before and during the three-month notice period prior to termination, the NEO is prohibited from entering into a written agreement to perform competing activities for a competitive enterprise.

88	2026 Proxy Statement

About Lazard	Proxy Summary	Item 1 - Election of Directors	Corporate Governance	Item 2 - Executive Compensation	Item 3 - Declassification of Board	Item 4 - Incentive Compensation Plan	Item 5 - Ratification of Independent Auditors	Stock Ownership Information	General Information
CEO Pay Ratio
Pursuant to Item 402(u) of Regulation S-K, presented below is the ratio of annual total compensation of our CEO to the median annual total compensation of all our employees (excluding our CEO). The employee who received this median annual total compensation is referred to below as our median employee.
We used December 31, 2025, as the date to determine our median employee. As of such date, we had 3,309 full-time, part-time, temporary and seasonal employees.
In order to identify our median employee from this population, we measured compensation based on 2025 awarded compensation comprising each employee’s (i) base salary or wages during 2025, (ii) annual cash bonus (if any) paid in respect of 2025 performance, and (iii) long-term incentive awards (if any) granted in respect of 2025 performance. This is the same methodology used to reflect compensation in respect of 2025 for each of our NEOs in the table under “Compensation
Discussion and Analysis—Awarded Compensation Table” above and, as noted in that section, reflects compensation for 2025 performance in the manner it was considered by our Compensation Committee. In determining 2025 awarded compensation, we did not apply any cost-of-living adjustments or annualize any partial year compensation.
As required by SEC rules, we calculated the annual total compensation for 2025 for our median employee based on the
Summary Compensation Table rules used for our NEOs (in accordance with Item 402(c)(2)(x) of Regulation S-K), which was
$251,486. The 2025 annual total compensation for our CEO, as reported in the Summary Compensation Table, was
$13,723,452. For 2025, the ratio of our CEO’s annual total compensation to the annual total compensation of our median employee was 55 to 1. We believe that this ratio represents a reasonable estimate calculated in a manner consistent with
Item 402(u).

2026 Proxy Statement	89

About Lazard	Proxy Summary	Item 1 - Election of Directors	Corporate Governance	Item 2 - Executive Compensation	Item 3 - Declassification of Board	Item 4 - Incentive Compensation Plan	Item 5 - Ratification of Independent Auditors	Stock Ownership Information	General Information
Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of
Regulation S-K, we are providing the following information about the relationship between executive compensation disclosed in the Summary Compensation Table and executive compensation “actually paid” (as defined in Item 402(v) of Regulation S-K)
and certain measures of our financial performance with respect to the individuals serving as our CEO (our “PEO”) and, on average, our other NEOs during 2025, 2024, 2023, 2022, and 2021. The values shown below are disclosed in the manner required by SEC rules, but in certain cases, particularly with respect to the valuation of equity awards, the values shown may not correspond to the actual economic benefit that will be received by the applicable executive upon receipt of the applicable compensation. In addition, our performance-based long-term incentive awards granted in 2023, 2022, and 2021 in respect of 2022, 2021, and 2020 performance, respectively, which are included in this disclosure, are based on three-year forward-looking performance metrics, or the achievement of the Minimum Value Condition. For further information concerning our executive compensation, see Compensation Discussion and Analysis above.

Year	Summary Compensation Table Total for PEO		Compensation “Actually Paid” to PEO		Average Summary Compensation Table Total for Non-PEO NEOs (4)	Average Compensation “Actually Paid” to Non-PEO NEOs (3)(5)	Value of Initial Fixed $100 Investment Based On:
	Peter R. Orszag (1)	Kenneth M. Jacobs (2)	Peter R. Orszag (3)	Kenneth M. Jacobs (3)			Total Shareholder Return (6)	Peer Group Total Shareholder Return (7)	Net Income US GAAP (millions) (8)	Share Price (9)
2025	$13,723,452	—	$10,068,024	—	$8,831,511	$6,303,201	$146.59	$202.86	$237	$48.56
2024	$11,395,756	—	$62,218,118	—	$6,999,823	$24,158,637	$149.04	$176.45	$280	$51.48
2023	$30,834,841	$10,883,187	$34,445,932	$11,846,936	$12,107,938	$13,125,354	$96.25	$135.21	$(75)	$34.80
2022	—	$10,888,560	—	$16,756,607	$6,345,221	$8,782,919	$90.10	$120.61	$358	$34.67
2021	—	$11,777,331	—	$26,276,748	$7,916,113	$14,177,208	$107.44	$134.87	$528	$43.63
(1)Reflects amounts of total compensation reported for Mr. Orszag in the Summary Compensation Table for 2025, 2024 and 2023.
(2)Reflects amounts of total compensation reported for Mr. Jacobs as CEO in the Summary Compensation Table for each applicable year.
(3)Represents the amount of compensation “actually paid” to our NEOs, as computed in accordance with Item 402(v) of Regulation S-K and shown in the table below. The dollar amounts do not in all cases reflect the actual amount of compensation earned by or paid to our NEOs during the applicable year, and are not indicative of future amounts that may be paid or become payable to our NEOs pursuant to certain awards. In particular, grants of performance-based awards to our NEOs are based on three-year forward-looking performance metrics, or the achievement of the Minimum Value Condition. The table below sets forth the adjustments made during each year in the table to calculate the compensation “actually paid” to our NEOs during each year in the table, even though many of these amounts were not actually paid:

Adjustments to Determine Compensation “Actually Paid”	PEOs						Non-PEO NEOs (Average)
Year	2025 (Orszag)	2024 (Orszag)	2023 (Orszag)	2023 (Jacobs)	2022 (Jacobs)	2021 (Jacobs)	2025	2024	2023	2022	2021
Changes in performance award estimates during year at end of covered year fair value	$—	$(179,583)	$—	$1,145,825	$9,885,195	$11,937,874	$—	$(148,479)	$309,050	$3,896,661	$4,991,563
Deduction for amounts reported under the “Stock Awards” column in the Summary Compensation Table	(8,666,548)	(6,435,562)	(25,799,438)	(7,907,734)	(9,750,997)	(7,676,604)	(6,144,317)	(4,420,128)	(7,605,559)	(4,769,405)	(4,185,435)
Fair value of awards granted during year that remain outstanding as of covered year end	9,366,738	8,659,245	28,980,885	7,656,905	10,923,318	7,961,443	5,907,392	5,924,190	8,219,409	5,313,810	4,317,322
Increase/deduction for change in fair value from prior year-end to vesting date of awards granted prior to covered year that vested during covered year	(1,283,863)	1,401,145	128,020	833,794	(3,258,154)	(563,308)	(423,470)	601,008	174,035	(1,204,694)	(265,914)
Increase/deduction for change in fair value from prior year-end to covered year-end of awards granted prior to covered year that were outstanding and unvested at the end of the covered year	(5,655,114)	43,998,188	(729,998)	(2,807,722)	(4,379,578)	536,540	(2,402,962)	13,667,043	(703,195)	(1,768,681)	357,053

90	2026 Proxy Statement

About Lazard	Proxy Summary	Item 1 - Election of Directors	Corporate Governance	Item 2 - Executive Compensation	Item 3 - Declassification of Board	Item 4 - Incentive Compensation Plan	Item 5 - Ratification of Independent Auditors	Stock Ownership Information	General Information

Adjustments to Determine Compensation “Actually Paid”	PEOs						Non-PEO NEOs (Average)
Year	2025 (Orszag)	2024 (Orszag)	2023 (Orszag)	2023 (Jacobs)	2022 (Jacobs)	2021 (Jacobs)	2025	2024	2023	2022	2021
Increase based on dividends or other earnings paid or earned during covered year based on actual performance or performance estimates at the end of the covered year	2,583,358	3,378,928	1,031,622	2,042,682	2,448,263	2,303,472	535,045	1,535,180	623,677	970,007	1,046,505
Total Equity Award Adjustments	$(3,655,429)	$50,822,362	$3,611,090	$963,750	$5,868,047	$14,499,417	$(2,528,312)	$17,158,814	$1,017,416	$2,437,698	$6,261,094
Changes in Pension Value Reflected in Summary Compensation Table	—	—	—	—	—	—	—	—	—	—	—
Total Adjustments	$3,655,429	$50,822,362	$3,611,090	$963,750	$5,868,047	$14,499,417	$2,528,312	$17,158,814	$1,017,416	$2,437,698	$6,261,094
(4)Reflects the average of the amounts reported for our non-PEO NEOs as a group in the “Total” column of the Summary Compensation
Table in each applicable year. The names of each of the NEOs included for purposes of calculating the average amounts in each applicable year are as follows: (i) for 2025, Mses. Betsch and Soto and Messrs. Hogbin, Russo, and Weideman; (ii) for 2024,
Mses. Betsch and Soto and Messrs. Jacob and Russo; (ii) for 2023, Mses. Betsch and Soto and Mr. Russo; (iii) for 2022, Ms. Betsch and
Messrs. Orszag, Russo, Bhutani, and Stern; and (iv) for 2021, Messrs. Orszag, Russo, Bhutani, and Stern.
(5)Represents the average amount of compensation “actually paid” to the non-PEO NEOs as a group, as computed in accordance with
Item 402(v) of Regulation S-K, in accordance with the methodology reflected in footnote (2) to this Pay Versus Performance table.
(6)Cumulative TSR is calculated by dividing the difference between our share price at the end and the beginning of the measurement period by our share price at the beginning of the measurement period, plus the amount of dividends paid on our common stock during the measurement period (assuming the reinvestment of such dividends when they are paid).
(7)Reflects the value of a fixed $100 investment made on December 31, 2020. With respect to each of 2025, 2024, 2023, 2022, and 2021,
Peer Group Total Shareholder Return reflects the total shareholder return of the S&P 500 Financials Index.
(8)The dollar amounts reported represent the amount of net income reflected in our audited financial statements for the applicable year.
(9)To comply with the SEC’s requirements, we have chosen our closing share price at the last trading day of each calendar year as our
Company Selected Measure, as described further below.
Required Tabular Disclosure of Financial Performance Measures
As described in the section titled Compensation Discussion and Analysis, the Company’s executive compensation program reflects a pay-for-performance philosophy. In setting our NEOs’ compensation, our Compensation Committee’s structured decision-making process is based on a holistic, not formulaic, review of the Company, applicable business segment and individual performance, and considers quantitative as well as qualitative factors that account for Company performance and shareholder outcomes. This review does not assign any specific weight to any one metric. We believe this review, which includes review of individual performance, allows overall compensation in any given fiscal year to be tailored to reflect the particular circumstances, including the macro environment, while appropriately incentivizing our NEOs. However, as required by the SEC’s rules, certain specific quantitative financial performance measures that were used by the Committee to link NEO compensation “actually paid” in 2025 to performance have been included below:
•Share price
•Adjusted net revenue
•Adjusted operating margin
•Return of capital
Adjusted net revenue is the same metric as “operating revenue” reported in our annual Proxy Statement filed with the SEC on
March 25, 2025 (our “2025 Proxy Statement”). Adjusted operating margin is the same metric as “operating margin” reported in our 2025 Proxy Statement. For more information on these metrics (other than share price, which is discussed below) and the adjustments used in their calculation, please see Annex A of this Proxy Statement.
Pay Versus Performance Descriptive Disclosure
We chose share price as our Company Selected Measure, as required by the SEC’s rules, for evaluating Pay Versus
Performance because it is an important measure of company performance and shareholder value. It is also the key performance metric in the SP-PIPRs as discussed above under Stock Price PIPRs—Retention through 2030 and Alignment with Lazard 2030. While the Compensation Committee has not historically and does not currently evaluate compensation

2026 Proxy Statement	91

About Lazard	Proxy Summary	Item 1 - Election of Directors	Corporate Governance	Item 2 - Executive Compensation	Item 3 - Declassification of Board	Item 4 - Incentive Compensation Plan	Item 5 - Ratification of Independent Auditors	Stock Ownership Information	General Information
“actually paid” as calculated pursuant to Item 402(v)(2) of Regulation S-K as part of its executive compensation determinations, share price is one measure, among many others, that the Committee takes into account with the intent of linking compensation to Company performance and shareholder outcomes. As noted above, the Committee’s structured decision-making process is holistic, not formulaic.
For 2021 to 2022, our TSR reflected modest correlation to compensation “actually paid” due to both our record performance for 2021, which more than offset the prior inverse correlation, and the change in 2022 of the mix of cash and equity-based compensation for certain of our NEOs as the value of the shares underlying equity-based awards decreased at a slower pace than the S&P Financial Index. For 2022 to 2023, our TSR continued showing a direct correlation to compensation “actually paid” as we continued our compensation practice of having equity-based compensation make up a significant proportion of our
NEOs’ total compensation mix. For 2023 to 2024, our TSR showed a more direct correlation to compensation “actually paid”
due to our strong performance for 2024. For 2024 to 2025, our TSR showed a direct correlation to compensation “actually paid” due to our solid performance for 2025.
Net Income also reflected a modest correlation in 2021 to 2022 as we posted record results for 2021 and the change in the mix of cash and equity-based compensation for certain of our NEOs in 2022 as the value of shares of our common stock underlying equity-based awards decreased. In light of challenging macroeconomic conditions, Net Income showed an inverse correlation to compensation “actually paid” in 2022 to 2023. Net Income showed a more direct correlation in 2023 to 2024 and
2024 to 2025 as we posted strong results for 2024 and 2025, respectively.
Share price was positively correlated with compensation “actually paid” for 2021 to 2022, 2023 to 2024, and 2024 to 2025. For
2022 to 2023, while share price remained relatively flat, compensation “actually paid” generally increased, reflecting the impact of our management transition, including special grants to certain of our NEOs during 2023.

92	2026 Proxy Statement

About Lazard	Proxy Summary	Item 1 - Election of Directors	Corporate Governance	Item 2 - Executive Compensation	Item 3 - Declassification of Board	Item 4 - Incentive Compensation Plan	Item 5 - Ratification of Independent Auditors	Stock Ownership Information	General Information

ITEM 3	Approval of Amendment of Certificate of Incorporation to Declassify the Board of Directors

Our Board believes it is in the best interests of the Company and its shareholders to declassify the Board.
Our formation documents provide that the Board is divided into three classes, with directors in each class elected for three-year terms. At any given annual meeting of shareholders, the Company’s
shareholders have the ability to elect approximately one-third of the entire Board. This arrangement has been in effect since our
predecessor, Lazard Ltd, a Bermuda-exempted company, became a public company following our initial public offering in 2005. In 2024, we changed our jurisdiction of incorporation from Bermuda to
Delaware and changed our legal name to Lazard, Inc. Since that time, we have been engaged in active shareholder dialogue and have evaluated our corporate governance framework in light of best practices and those commonly adopted by Delaware
public companies.
We highly value the views and feedback our shareholders share with
us. As part of our enhanced shareholder engagement in 2025,
several of our shareholders urged us to consider changing our classified board structure. Informed by this shareholder feedback, the Board has weighed the advantages and disadvantages of
maintaining a classified board. While a classified board provides several advantages, including encouraging directors to take a longer-term perspective and providing for continuity and stability of strategy, we recognize that a classified board also has several disadvantages and is disfavored by many investors. These investors believe that electing all directors on an annual basis enhances director accountability because it allows investors to express their satisfaction or dissatisfaction with the actions of the Board and to influence corporate governance policies of a company.
After carefully considering feedback from our shareholders, evolving governance practices, and the advantages and disadvantages of maintaining a classified board structure, our Board, acting upon the recommendation of the Nominating and Governance Committee, has determined that it is advisable and in the best interests of the Company and its shareholders to amend our Certificate of
Incorporation to declassify the board
(the “Declassification Amendment”).
The Board recommends you vote “FOR” approval of the Declassification Amendment.

2026 Proxy Statement	93

About Lazard	Proxy Summary	Item 1 - Election of Directors	Corporate Governance	Item 2 - Executive Compensation	Item 3 - Declassification of Board	Item 4 - Incentive Compensation Plan	Item 5 - Ratification of Independent Auditors	Stock Ownership Information	General Information
If the proposed Declassification Amendment is approved by the requisite vote of the Company’s shareholders, the declassification of the Board will occur on a phased basis beginning in 2027. It will result in the full declassification and annual election of all our directors by the 2029 Annual Meeting of Shareholders. We are asking shareholders to vote to amend Article
EIGHTH of our Certificate of Incorporation so that the declassification will occur as follows:

2026 Annual Meeting
Each director elected at this 2026 Annual Meeting of Shareholders will hold office until the expiration of his or her term at the 2029 Annual Meeting of Shareholders.
Each director elected prior to the 2027 Annual Meeting of Shareholders will continue to serve for the remainder of the original term for which he or she was elected.

2027 and 2028 Annual Meetings	Beginning at the 2027 Annual Meeting of Shareholders, directors will be elected for a term of one year, expiring at the next annual meeting of shareholders.

2029 Annual Meeting	Beginning with the 2029 Annual Meeting, directors will no longer be divided into classes and all directors will stand for election annually.

2026	2027	2028	2029	2030

Class of 2026 director terms expire 2026; nominees elected in 2026 serve until 2029

Class of 2027 director terms expire 2027; nominees elected in 2027 serve until 2028

Class of 2028 director terms expire 2028; nominees elected in 2028 serve until 2029

Starting 2029, all directors elected annually

The Declassification Amendment would not change the present number of directors or the Board’s authority to change that number and to fill any vacancies or newly created directorships.
Delaware corporate law provides, unless otherwise provided in the certificate of incorporation, that members of a board that is classified may be removed only for cause. At present, because the Board is classified, the Certificate of Incorporation provides that the members of the Board are removable only for cause. The Declassification Amendment provides that, once the Board is fully declassified as of the 2029 Annual Meeting of Shareholders, directors may be removed with or without cause. Before that time, directors serving in a class elected at any annual meeting held from 2024 through 2026 may be removed only for cause. Directors elected for a one-year term at each annual meeting between 2027 through 2028 may be removed with or without cause.
Approval of the Declassification Amendment requires the affirmative vote of the holders of not less than 66 2/3% of the voting power of all outstanding shares of capital stock of the Company entitled to vote generally in the election of directors. If approved, the Declassification Amendment would become effective upon the filing and effectiveness of a certificate of amendment with the Secretary of State of the State of Delaware, which would occur promptly after shareholder approval is obtained for the proposed amendments. At such time, the Board expects to adopt conforming amendments to the By-Laws for the amendments to the Certificate of Incorporation. If shareholders do not approve the Declassification Amendment by the requisite vote, the Board will remain classified.

94	2026 Proxy Statement

About Lazard	Proxy Summary	Item 1 - Election of Directors	Corporate Governance	Item 2 - Executive Compensation	Item 3 - Declassification of Board	Item 4 - Incentive Compensation Plan	Item 5 - Ratification of Independent Auditors	Stock Ownership Information	General Information
Article EIGHTH of the Certificate of Incorporation contains the provisions that will be amended if the Declassification
Amendment is approved by our shareholders. The above summary of the Declassification Amendment is qualified in its entirety by reference to complete text of the proposed changes to Article EIGHTH of our Certificate of Incorporation, a marked version of which is attached to this proxy statement as Exhibit A, with proposed deletions reflected by ~~strike-through~~ text and proposed additions reflected by underline text.
The Board recommends a vote FOR approval of the Declassification Amendment.

2026 Proxy Statement	95

About Lazard	Proxy Summary	Item 1 - Election of Directors	Corporate Governance	Item 2 - Executive Compensation	Item 3 - Declassification of Board	Item 4 - Incentive Compensation Plan	Item 5 - Ratification of Independent Auditors	Stock Ownership Information	General Information
EXHIBIT A
Proposed Amendment to the Certificate of Incorporation to Declassify the Board of Directors
Proposed deletions are reflected by ~~strike-through~~ text and proposed additions are reflected by underline text.
EIGHTH. The number of directors of the Corporation shall be fixed from time to time pursuant to the by-laws of the
Corporation. ~~The directors of the Corporation shall be divided into three classes, as nearly equal in number as reasonably~~
~~possible, as determined by the Board, with the initial term of office of the first class of such directors to expire at the first annual~~
~~meeting of stockholders following the Effective Time, the initial term of office of the second class of such directors to expire at~~
~~the second annual meeting of stockholders following the Effective Time and the initial term of office of the third class of such~~
~~directors to expire at the third annual meeting of stockholders following the Effective Time, with each class of directors to hold~~
~~office until their successors have been duly elected and qualified. At each annual meeting of stockholders beginning with the~~
~~first annual meeting of stockholders following the effectiveness of this Certificate of Incorporation, directors elected to succeed~~
~~the directors whose terms expire at such annual meeting shall be elected to hold office for a term to expire at the third~~
~~succeeding annual general meeting of stockholders after their appointment and until their successors have been duly elected~~
~~and qualified. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to~~
~~maintain or attain a number of directors in each class as nearly equal as reasonably possible, but no decrease in the number~~
~~of directors may shorten the term of any incumbent director. No director may be removed except for cause.~~ Each director elected prior to the annual meeting of stockholders to be held in 2027 shall continue to serve for the remainder of the original term for which he or she was elected. Commencing at the annual meeting of stockholders to be held in 2027, directors shall be elected for a term of one year, expiring at the next annual meeting of stockholders and until such director’s successor shall be elected and qualified, or such director’s earlier death, resignation, retirement, disqualification or removal from office. Each director elected at the annual meeting of stockholders held in 2024 shall hold office until the expiration of his or her term at the annual meeting of stockholders to be held in 2027 and until such director’s successor shall be elected and qualified; each director elected at the annual meeting of stockholders held in 2025 shall hold office until the expiration of his or her term at the annual meeting of stockholders to be held in 2028 and until such director’s successor shall be elected and qualified; and each director elected at the annual meeting of stockholders to be held in 2026 shall hold office until the expiration of his or her term at the annual meeting of stockholders to be held in 2029 and until such director’s successor shall be elected and qualified. At the annual meeting of stockholders to be held in 2029, and at each annual meeting of stockholders thereafter, directors shall no longer be divided into classes and all directors shall be elected for a one-year term expiring at the next annual meeting of stockholders. Directors shall continue in office until a successor shall have been duly elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal from office. Directors serving in a class that was elected for a three-year term at the annual meetings of stockholders held from 2024 through 2026 may be removed only for cause. All other directors may be removed either with or without cause. Cause for removal shall be deemed to exist only if the director whose removal is proposed has been convicted of a felony by a court of competent jurisdiction or has been adjudged by a court of competent jurisdiction to be liable for gross negligence or misconduct in the performance of such director’s duty to the Corporation and such adjudication is no longer subject to direct appeal.

96	2026 Proxy Statement

About Lazard	Proxy Summary	Item 1 - Election of Directors	Corporate Governance	Item 2 - Executive Compensation	Item 3 - Declassification of Board	Item 4 - Incentive Compensation Plan	Item 5 - Ratification of Independent Auditors	Stock Ownership Information	General Information

ITEM 4	Approval of Amendment of 2018 Incentive Compensation Plan

The Board has approved an amendment to the Lazard, Inc. 2018
Incentive Compensation Plan (the “2018 Plan”) in the form
attached hereto as Annex C, subject to the approval of our
shareholders at our annual meeting. If approved by our
shareholders, the 2018 Plan Amendment would increase the
maximum aggregate number of shares of Lazard common stock
reserved and available for issuance for awards pursuant to the
2018 Plan by 25 million.
We believe that the approval is necessary to continue recruiting, retaining and motivating high-performing, revenue-generating and client-facing individuals to achieve our objectives and is therefore in the best interests of our shareholders.
The Board recommends you vote “FOR” approval of the amendment to the Lazard, Inc. 2018 Incentive Compensation Plan.

Highlights of the 2018 Incentive Compensation Plan
The 2018 Plan, together with our equity compensation practices, incorporates many best practices intended to protect shareholder interests:
  No “evergreen” funding feature
  No “liberal share recycling”
  No liberal “change in control” definition
  No repricing of stock options or stock appreciation rights without shareholder approval
  No discount stock options or stock appreciation rights
  No “reload” equity awards
  Broad-based plan, with more than 80% of all equity
awards granted in the past three years issued to non-
NEO employees
  “Double-trigger” vesting of awards upon a change
in control
  Equity ownership guidelines for NEOs
  Fixed maximum share limit
  Separate annual limits of 25,000 shares on stock-based
awards and $1,000,000 on other awards or cash retainer
fees that may be granted or paid to our non-executive
directors
  Executive officer awards (including without limitation all time-based incentive awards) subject to clawback policy

2026 Proxy Statement	97

About Lazard	Proxy Summary	Item 1 - Election of Directors	Corporate Governance	Item 2 - Executive Compensation	Item 3 - Declassification of Board	Item 4 - Incentive Compensation Plan	Item 5 - Ratification of Independent Auditors	Stock Ownership Information	General Information
Importance of the 2018 Plan Amendment

•We are asking shareholders to approve an amendment to the 2018 Plan to increase the number of shares of our common stock available for awards by 25 million shares. This incremental share reserve is important to executing our Lazard 2030 strategic plan, which depends both on retaining and motivating our highest‑performing professionals and on sustained net additions of MDs in our Financial Advisory and other growth businesses.
•Across our businesses, our people are our principal asset; our ability to offer market‑competitive, performance‑linked compensation is central to attracting, retaining and energizing high-performing, revenue generating and client-facing individuals. By emphasizing equity in our compensation mix, we can: (i) more directly link rewards to Lazard’s long‑term share price performance; (ii) foster a stronger ownership mindset across senior talent and the broader employee base; and (iii) preserve cash for reinvestment in the business, dividends and share repurchases, all of which support our Lazard 2030 plan. Equity awards are therefore a key tool both to retain and further incentivize our existing high‑performing employees and to recruit the additional
MDs and other senior professionals necessary to deliver on our growth objectives.
•We are requesting an incremental share reserve that we believe is sufficient to support our anticipated equity compensation needs for approximately the next two years, taking into account expected MD and other senior‑level hiring, retention requirements across our current employee base, and our historic grant practices.
While approximately 6 million shares remain available under the current authorization, we expect these shares to be substantially utilized in the ordinary course of our annual incentive and hiring programs. Without the requested increase, our ability to use equity as a primary long‑term incentive—for both existing high performers and new strategic hires—would be constrained, which could impair our ability to compete for and retain key talent and limit our flexibility to structure compensation in a way that closely aligns pay and long‑term performance.
•If the amendment is not approved, we would likely be compelled over time to shift a greater proportion of compensation to cash or non‑equity deferred compensation in order to remain competitive in attracting and retaining employees, including MDs critical to Lazard 2030. We do not believe such an outcome would be in the best interests of shareholders, as it would weaken the alignment between employee rewards and share price performance and reduce our flexibility to deploy cash for strategic investments, dividends and share repurchases, thereby potentially limiting our ability to fully execute on the Lazard 2030 strategic plan.

Broad‑Based Equity Compensation Model with Low Award Concentration
•Our equity compensation program is intentionally broad‑based and is not overly concentrated among senior executives.
This approach reflects our philosophy that long‑term equity ownership should extend deeply throughout Lazard, consistent with practices at leading human‑capital‑intensive firms, including our direct competitors for talent.
•Over the past three years, more than 80% of equity awards granted under the 2018 Plan were awarded to employees below the executive officer level. In addition, nearly all employees with aggregate annual compensation in excess of approximately
$300,000 received a meaningful portion of their total compensation in the form of long‑term incentive awards. This broad‑based participation promotes a culture of ownership and alignment with shareholders across our global talent base, not just among the most senior leaders.
•By contrast, our NEOs collectively received approximately 20% of total equity awards over the same period. This concentration level compares favorably with many companies in our broader financial services and professional services peer groups, where senior executives often receive a significantly larger percentage of total equity awards. We believe this relatively low concentration of equity awards at the top of the organization, combined with extensive participation among non‑executive employees, is an important governance feature of our program and results in a more direct linkage between firm‑wide performance, shareholder value creation and employee outcomes.
•Equity‑based incentive awards are generally delivered as a component of an employee’s annual incentive compensation and are typically awarded in respect of services already performed and, for client‑facing professionals, revenue already generated, rather than as “front‑loaded” awards for speculative future performance. This design reinforces our

98	2026 Proxy Statement

About Lazard	Proxy Summary	Item 1 - Election of Directors	Corporate Governance	Item 2 - Executive Compensation	Item 3 - Declassification of Board	Item 4 - Incentive Compensation Plan	Item 5 - Ratification of Independent Auditors	Stock Ownership Information	General Information
pay‑for‑performance philosophy and ensures that a meaningful portion of employee compensation is tied to realized contributions to Lazard’s financial results.
•The requested share authorization will allow us to continue this broad‑based, performance‑linked equity model over the next several years, supporting retention and alignment across the critical revenue‑generating and operational roles that drive our business.
Prudent Use of Equity Compensation
•We have a long history of managing equity compensation prudently and in a manner that is sensitive to dilution and overall compensation expense.
•When we last requested additional shares under the 2018 Plan in 2021 and 2024, we anticipated that each authorization would support approximately two years of equity grant activity. Through disciplined management of our equity program, we have been able to extend the life of those authorizations beyond our initial expectations, and, as of the date of this proxy statement, approximately 6 million shares remain available from our 2024 authorization.
•Over the last three years, deferred year‑end incentive compensation awards (inclusive of equity‑based awards) have represented a relatively stable percentage of our compensation expense (excluding sign‑on and other special deferred incentive awards and adjusted for actual or estimated forfeitures). This consistency reflects our systematic approach to awarding deferred compensation and supports a steady link between our compensation practices and long‑term shareholder value creation.
•We are requesting only the number of additional shares that we currently estimate will be necessary to continue to manage and grow our business in the current environment for approximately the next two years, including supporting the significant pace of senior hiring as we execute on our Lazard 2030 strategy. We believe this cadence of seeking shareholder approval for additional shares is appropriate and provides shareholders with regular opportunities to review and provide input on our equity compensation practices.
•Our disciplined approach to equity compensation is also demonstrated by our analysis of our average stock‑based compensation expense for the 2023 to 2025 period as a percentage of various three‑year average operating metrics, compared against our peer group. That analysis indicates that our equity compensation levels are generally in line with, or more conservative than, those of relevant peers, while supporting our ability to compete effectively for top talent. See Equity
Compensation in Line with Peers below.
History of Mitigating Dilution
•We recognize that equity‑based compensation can be dilutive to existing shareholders, and we have managed our capital return and share repurchase programs to mitigate this impact.
•Over the long term, we have repurchased at least as many shares as we expect to ultimately issue in respect of deferred year‑end equity incentive awards, effectively neutralizing the net dilutive effect of those awards on our share count. Our
Board has historically authorized, and continues to authorize, the use of share repurchases, in part, to offset the dilutive impact of employee equity awards.
•We intend to continue to use share repurchases, subject to market conditions and other capital allocation priorities, to offset most or all of the potential dilution associated with equity awards granted under the 2018 Plan. As a result, we believe we can maintain our equity‑centric, broad‑based incentive model while continuing to protect shareholders from undue dilution and returning excess capital through a balanced combination of dividends and share repurchases.
2018 Plan Use and Net Burn Rate
Traditional burn rate analyses typically fail to consider the practice of offsetting the dilutive effect of equity compensation grants through share repurchases. Without taking share repurchases – a corporate action we believe our shareholders strongly support – into account in determining the dilutive effect of our equity grants, we believe the calculations overstate our burn rate. Paying compensation with equity while using cash to repurchase stock puts us in the same economic position as, for example, a manufacturing company that uses its cash to pay compensation and other business costs, but gives us the added benefit of aligning employee and shareholder interests. The calculations set forth below are based on 111,728,757 shares of our common stock outstanding as of January 30, 2026 (including approximately 17,820,877 shares held in treasury).

2026 Proxy Statement	99

About Lazard	Proxy Summary	Item 1 - Election of Directors	Corporate Governance	Item 2 - Executive Compensation	Item 3 - Declassification of Board	Item 4 - Incentive Compensation Plan	Item 5 - Ratification of Independent Auditors	Stock Ownership Information	General Information
Burn Rate Calculation
As shown in the table below, the number of awards we have granted under the 2018 Plan as a percentage of our shares of common stock outstanding, which is commonly referred to as the “burn rate,” averaged 9.3% over the last three years if calculated without taking into consideration share repurchases. However, our “net burn rate,” calculated to reflect the offsetting effect of share repurchases, forfeitures, and estimated withholding taxes, averaged 4.3% over the past three years, demonstrating the consistent strength of our share repurchase program. We focus on net burn rate, as we believe that calculating the burn rate without regard to share repurchases does not provide a meaningful metric for the Company (or any company that broadly pays employees in equity in lieu of cash, which is common in our industry).
The following table provides an overview of our grant history and burn rate calculation during the past three years, with and without the effect of share repurchases.

(Shares in millions)	2025	2024	2023
Equity grants (before forfeitures, withholding reductions and DSUs)	10.169	10.499	10.720
Adjustment for actual / estimated forfeitures	(0.661)	(0.682)	(0.697)
Adjustment for actual / estimated withholding taxes	(2.872)	(2.965)	(3.027)
Net equity grants (after forfeitures, withholding reductions and DSUs)	6.636	6.852	6.996
Shares repurchased	(1.897)	(1.410)	(2.783)
Net equity grants (after share repurchases)	4.739	5.442	4.213
Percentage of net equity grants issuance repurchased	29%	21%	40%
Common Stock outstanding	111.729	112.766	112.766
Burn rate (gross)	9.1%	9.3%	9.5%
Burn rate (taking into account forfeitures)	8.5%	8.7%	8.9%
Net burn rate (taking into account share repurchases, forfeitures, and estimated withholding taxes)	4.2%	4.8%	3.7%
Dilution Calculation
While we believe that burn rate, adjusted to take into account share repurchases, is the best measure of the dilutive effect of annual equity-based compensation, certain proxy advisors and shareholders focus on total potential equity awards that may be made under a plan, together with outstanding unvested awards, as a measure of dilution. We do not believe this methodology accurately reflects the dilutive effect of our annual equity-based compensation program. However, in the interest of completeness, below is a summary of the potential dilution associated with the 2018 Incentive Compensation Plan
Amendment. The shares listed in the table are as of March 23, 2026.

Share Allocation & Potential Dilution
Requested shares	25,000,000
Shares remaining available for future awards under the 2018 Plan	6,200,000
Issued but unvested awards outstanding under the 2018 Plan	26,800,000
Total Potential Unvested, Full Value Equity Awards	58,000,000
Common stock outstanding	111,728,757
Total Shares and Share Equivalents	169,728,757
Potential Dilution from Amendment to 2018 Plan	34.2%

100	2026 Proxy Statement

About Lazard	Proxy Summary	Item 1 - Election of Directors	Corporate Governance	Item 2 - Executive Compensation	Item 3 - Declassification of Board	Item 4 - Incentive Compensation Plan	Item 5 - Ratification of Independent Auditors	Stock Ownership Information	General Information
Equity Compensation Approach In Line With Peers
Our disciplined approach to equity compensation is further demonstrated by an analysis of our average stock-based compensation expense for the 2023 to 2025 period as a percentage of various three-year average operating metrics, compared against our peers. These peers provide the most appropriate context for comparison because they share our human capital-intensive business model. Other companies in our broader financial services peer group derive more of their revenue from financial or other capital and do not grant equity compensation as broadly.

	3-Yr Avg Stock Compensation Expense
	3-Yr Avg Stock Compensation Expense(1) ($ in thousands)	as % of Net Revenue(2)	per Employee(3)
Lazard	$296,000	10.2%	$90,033
Evercore	$313,711	10.2%	$131,719
Houlihan Lokey(4)	$163,991	8.0%	$62,173
Piper Sandler	$105,333	6.6%	$58,649
PJT Partners	$207,355	14.3%	$184,097
Moelis	$183,298	15.4%	$141,543
(1)Calculated as the three-year average of the equity compensation expense for the fiscal years ended December 31, 2023, 2024 and 2025 as reported in the company’s 2025 10-K (2022, 2023 and 2024 for Houlihan Lokey).
(2)Calculated as (i) Three-Year Average Stock Compensation Expense, divided by (ii) the three-year average U.S. GAAP Net Revenue as reported in the 10-K.
(3)Calculated as (i) Three-Year Average Stock Compensation Expense, divided by (ii) the three-year average of the employee headcount as reported in the 10-K.
(4)For Houlihan Lokey, includes both equity-classified and liability-classified awards. Liability classified awards may be settled in stock or cash.
Summary of Material Terms of the 2018 Plan
The following summary of the 2018 Plan is qualified in its entirety by reference to the full text of the 2018 Plan and the amendments thereto, copies of which (as are currently in effect) are attached as Exhibits 10.6, 10.7, 10.8, and 10.9 to our
2025 Annual Report. The 2018 Incentive Compensation Plan Amendment would increase the maximum aggregate number of shares of our common stock reserved and available for issuance for awards pursuant to the 2018 Plan by 25 million, subject to adjustment as provided in the 2018 Plan.
Awards. Awards under the 2018 Plan include stock options (including both incentive stock options and nonqualified stock options), stock appreciation rights (“SARs”), restricted stock, stock units (including PRSUs, RSUs and DSUs), other equity-based awards (including P-PIPRs and PIPRs) and cash incentive awards.
Administration. The 2018 Plan is generally administered by a committee of our Board of Directors (the “Committee”) made up of at least two directors, each of whom meets the independence requirements of the New York Stock Exchange or other applicable laws or rules. Unless otherwise determined by the Board of Directors, our Compensation Committee constitutes the Committee, provided that our Nominating and Governance Committee currently administers awards for our non-executive directors.
Eligibility. Persons who serve or agree to serve as our officers, employees, directors, consultants or advisors are eligible to be granted awards under the 2018 Plan. Currently, approximately 1,130 persons (including all of our employees and each of our non-employee directors) would be eligible for selection as participants in the 2018 Plan.
Shares and Cash Available. Pursuant to the 2018 Plan as currently in effect, subject to adjustment as provided in the 2018
Plan, the maximum aggregate number of shares of our common stock that has been reserved and available for issuance for awards is equal to the sum of (a) 70 million and (b) any shares that were subject to outstanding awards under the 2008 Plan as of March 14, 2018 that were subsequently settled in cash, forfeited or canceled. On February 18, 2026, the Board of
Directors approved, subject to the approval of our shareholders at this annual meeting, the 2018 Incentive Compensation Plan

2026 Proxy Statement	101

About Lazard	Proxy Summary	Item 1 - Election of Directors	Corporate Governance	Item 2 - Executive Compensation	Item 3 - Declassification of Board	Item 4 - Incentive Compensation Plan	Item 5 - Ratification of Independent Auditors	Stock Ownership Information	General Information
Amendment to increase the maximum aggregate number of shares of our common stock reserved and available for issuance for awards pursuant to the 2018 Plan by 25 million, subject to adjustment as provided in the 2018 Plan.
If shares of common stock are not delivered because all or a portion of an award is settled in cash, forfeited or canceled, those shares are not deemed to have been delivered for purposes of determining the maximum number of shares of common stock available for delivery under the 2018 Plan; however, any shares of common stock that are withheld or tendered to satisfy applicable tax withholding obligations or in payment of the exercise price of an award under the 2018 Plan, will be deemed to have been so delivered. Upon exercise of a stock-settled SAR, each share of common stock with respect to which such stock-
settled SAR is exercised are counted as one share of common stock against the maximum aggregate number of shares that may be delivered pursuant to awards granted under the 2018 Plan, regardless of the number of shares of common stock actually delivered upon settlement of such stock-settled SAR.
Subject to adjustment as provided in the 2018 Plan, the maximum aggregate number of shares of common stock with respect to which awards may be granted to a non-executive director in any fiscal year is 25,000, which awards may be settled either in shares or in cash based on the fair market value of a share of common stock as of the relevant payment or settlement date. In the case of all other awards (other than as described in the immediately preceding sentence) and cash retainer fees, the maximum aggregate amount of cash and other property (valued at fair market value) that may be paid or delivered to any non-executive director in any fiscal year is $1,000,000.
Change in Capitalization; Corporate Transactions. In the event of any “equity restructuring” within the meaning of
Topic 718 in the FASB Accounting Standards Codification affecting the shares of our common stock or other similar events, the Committee is required to make adjustments and other substitutions to awards under the 2018 Plan in a manner that it determined to be appropriate or desirable. In the event of any reorganization, merger, consolidation or certain other corporate transactions, the Committee, in its discretion, is permitted to make such adjustments and other substitutions to the 2018 Plan and awards thereunder. In connection with the conversion to a U.S. C-Corporation, as of January 1, 2024, all shares of Lazard
Bermuda Class A common stock were converted to an equivalent number of shares of Lazard Delaware common stock, and all awards and terms under the 2018 Plan were adjusted accordingly.
Stock Options and SARs. The Committee is permitted to grant both incentive stock options and nonqualified stock options and SARs under the 2018 Plan. The exercise price for options or SARs may not be less than the fair market value (as defined in the 2018 Plan) of our common stock on the grant date, provided that the exercise price for tax-qualified incentive stock options may not be less than 110% of the fair market value of our common stock on the grant date. In no event may any option or SAR granted under the 2018 Plan (i) be amended to decrease the exercise price thereof, (ii) be canceled at a time when its exercise price exceeds the fair market value of the underlying shares in exchange for another option or SAR or any other equity-based award or any cash payment or (iii) otherwise be subject to any action that is treated, for accounting purposes, as a “repricing” of such option, unless such amendment, cancellation, or action is approved by our shareholders. With respect to
SARs, the Committee is permitted to determine whether such amount is paid to the holder in stock (valued at its fair market value on the date of exercise), cash or a combination thereof.
The term of the options and SARs is determined by the Committee but may not exceed ten years from the date of grant.
Optionees pay the exercise price in cash or, if approved by the Committee, in common stock (valued at its fair market value on the date of exercise) or a combination thereof, or, to the extent permitted by applicable law, by “cashless exercise” through a broker or by withholding shares otherwise receivable on exercise. The Committee determines the vesting and exercise schedule of options and SARs.
Restricted Stock. The Committee is permitted to grant restricted stock awards subject to restrictions and restricted periods as determined by the Committee. Other than such restrictions on transfer and any other restrictions the Committee might impose, the participant has all the rights of a shareholder with respect to the restricted stock award, although the Committee is permitted to provide for the automatic reinvestment of dividends or impose vesting requirements on dividends.
Stock Units. The Committee is permitted to grant stock units, which represent a right to receive shares of our common stock or cash based on the fair market value of a share of common stock. Holders of stock units do not have the rights of a shareholder with respect to the award unless and until the award were settled in shares of common stock, although the
Committee is permitted to provide for dividend equivalent rights.
Recoupment of Awards and Anti-Hedging/Pledging Policy. To the extent a participant is subject to the Clawback Policies
(as described under the “Compensation Clawback Policies” section of the Compensation Discussion and Analysis) or the
Company’s Anti-Hedging Policy applicable to directors, officers, employees, advisors, and consultants of the Company (as

102	2026 Proxy Statement

About Lazard	Proxy Summary	Item 1 - Election of Directors	Corporate Governance	Item 2 - Executive Compensation	Item 3 - Declassification of Board	Item 4 - Incentive Compensation Plan	Item 5 - Ratification of Independent Auditors	Stock Ownership Information	General Information
described under the “Anti-Hedging Policy” section of the Compensation Discussion and Analysis), amounts paid or payable pursuant to the 2018 Plan to such participants will be subject to such policies, as in effect from time to time.
Duration of the Plan. The 2018 Plan remains in effect until April 23, 2028, unless terminated by our Board prior to such date.
Awards outstanding as of the date the 2018 Plan is terminated will not be affected or impaired by the termination of the plan.
Amendment and Discontinuance. Subject to any applicable law or government regulation and to the rules of the NYSE, the
Board is permitted to amend, alter, or discontinue the 2018 Plan, without the approval of our shareholders except that shareholder approval will generally be required for any amendment that would increase the maximum number of shares of common stock for which awards may be granted under the 2018 Plan or increase the maximum number of shares of common stock that may be delivered pursuant to incentive stock options granted under the 2018 Plan or change the class of eligible persons pursuant to the 2018 Plan. Except as required by applicable law, stock exchange rules, tax rules or accounting rules or as specifically set forth in the 2018 Plan or in any applicable award agreement, no amendment, alteration or discontinuance is permitted to materially impair the rights of a recipient of a previously granted award with respect to such award without such recipient’s consent. Furthermore, the Committee is permitted to grant awards to eligible participants who are subject to legal or regulatory provisions of countries or jurisdictions outside the U.S., on terms and conditions different from those specified in the
2018 Plan, as it determined to be necessary, and is permitted to make such modifications, amendments, procedures, or sub-2018 Plans, including the Amended and Restated 2016 French Sub-plan described below, as are necessary to comply with such legal or regulatory provisions.
Certain Material U.S. Federal Tax Aspects of the 2018 Plan
The following summary describes the material U.S. federal income tax treatment associated with options awarded under the
2018 Plan. The summary is based on the law as in effect on March 23, 2026. The summary does not discuss state or local tax consequences or non-U.S. tax consequences associated with options or the U.S. federal income tax treatment associated with any other awards under the 2018 Plan.
Incentive Stock Options. Neither the grant nor the exercise of an incentive stock option results in taxable income to the optionee for regular federal income tax purposes. If the optionee does not dispose of the shares issued pursuant to the exercise of an incentive stock option until on or after the later of the two-year anniversary of the date of grant of the incentive stock option and the one-year anniversary of the date of the acquisition of those shares, then (a) upon a later sale or taxable exchange of the shares, any recognized gain or loss will be treated for tax purposes as a long-term capital gain or loss and
(b) Lazard will not be permitted to take a deduction with respect to that incentive stock option for federal income tax purposes.
If shares acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), generally the optionee will realize ordinary income in the year of disposition in an amount equal to the lesser of (i) any excess of the fair market value of the shares at the time of exercise of the incentive stock option over the amount paid for the shares or (ii) the excess of the amount realized on the disposition of the shares over the participant’s aggregate tax basis in the shares (generally, the exercise price). A deduction will be available to Lazard equal to the amount of ordinary income recognized by the optionee.
Nonqualified Stock Options. A nonqualified stock option (that is, a stock option that does not qualify as an incentive stock option) results in no taxable income to the optionee or deduction to Lazard at the time it is granted. An optionee exercising a nonqualified stock option will, at that time, realize taxable ordinary compensation income equal to (i) the per share fair market value on the exercise date minus the exercise price at the time of grant multiplied by (ii) the number of shares with respect to which the option is being exercised. If the nonqualified stock option was granted in connection with employment, this taxable income will also constitute “wages” subject to withholding and employment taxes. A corresponding deduction will be available to Lazard. The foregoing summary assumes that the shares acquired upon exercise of a nonqualified stock option are not subject to a substantial risk of forfeiture.
Amended and Restated 2016 French Sub-Plan
The following summary describes the Amended and Restated 2016 French sub-plan (the “A&R 2016 French Sub-Plan”), which is incorporated by reference into, and deemed to be a sub-plan under, the 2018 Plan, for the purpose of qualifying for favorable tax treatment under Articles L. 225-197-1 to L. 225-197-5 of the French Commercial Code, Articles L. 22-10-59 and
L. 22-10-60 of the French Commercial Code, 80 quaterdecies of the French Tax Code and L. 242-1, L. 137-13 and L. 137-14
of the French Social Security Code, as amended from time to time (the “Favorable French Regime”). The A&R 2016 French

2026 Proxy Statement	103

About Lazard	Proxy Summary	Item 1 - Election of Directors	Corporate Governance	Item 2 - Executive Compensation	Item 3 - Declassification of Board	Item 4 - Incentive Compensation Plan	Item 5 - Ratification of Independent Auditors	Stock Ownership Information	General Information
Sub-Plan amended and restated the Company’s 2016 French Sub-plan, which was approved by our shareholders on
April 19, 2016.
We refer to stock units that are intended to qualify for favorable social and tax treatment under the Favorable French Regime as Qualified RSUs. The A&R 2016 French Sub-Plan and Qualified RSUs are subject to the terms of the 2018 Plan, and all shares of our common stock issued pursuant to Qualified RSUs granted under the 2018 Plan reduce the existing share reserve pursuant to the 2018 Plan.
The purposes of the A&R 2016 French Sub-Plan are to obtain tax and other savings that would be available to the Company in connection with grants of Qualified RSUs pursuant to the Favorable French Regime and provide incentives to our employees and certain directors of our French subsidiaries, in each case who are French tax residents, that take advantage of the favorable tax treatment for recipients of Qualified RSUs pursuant to the Favorable French Regime.
Eligibility
Employees of Lazard and its subsidiaries in France and directors of a Lazard subsidiary with a management function in France are eligible to receive Qualified RSUs under the A&R 2016 French Sub-Plan. Any individual who owns, directly or indirectly, stock representing more than 10% of the total combined voting power or value of all classes of our stock is not eligible for grants under the A&R 2016 French Sub-Plan. Moreover, a grant of Qualified RSUs shall not result in any individual holding
(upon settlement of such Qualified RSUs) more than 10% of our issued and outstanding stock. Currently, approximately
165 employees qualify for grants of Qualified RSUs under the A&R 2016 French Sub-Plan.
Shares Available for Qualified RSUs
The number of Qualified RSUs that may be granted under the A&R 2016 French Sub-Plan may not exceed the lesser of
(a) the number permitted under the 2018 Plan and (b) the number permitted under applicable French law. Pursuant to French law, that maximum number may not exceed 10% of all issued and outstanding shares of all classes of the Company’s stock, taking into account the Qualified RSUs that are subject to such contemplated grant and any other Qualified RSUs outstanding under the A&R 2016 French Sub-Plan and any previous French sub-plan.

104	2026 Proxy Statement

About Lazard	Proxy Summary	Item 1 - Election of Directors	Corporate Governance	Item 2 - Executive Compensation	Item 3 - Declassification of Board	Item 4 - Incentive Compensation Plan	Item 5 - Ratification of Independent Auditors	Stock Ownership Information	General Information
Terms of Qualified RSUs
The terms and conditions applicable to Qualified RSUs (including those relating to vesting, settlement and holding periods) are determined by the Committee. Except in the case of a holder’s death, delivery of shares of common stock in settlement of
Qualified RSUs may not occur prior to: (i) if such shares are subject to a holding period of at least one year, the first anniversary of the grant date, or (ii) if no such holding period is applicable to the shares, the second anniversary of the grant date. Qualified RSUs will vest immediately upon termination of the holder’s employment due to death, and in the event of termination due to disability, Qualified RSUs will remain outstanding and continue to vest on the applicable vesting date.
Notwithstanding any provision of the 2018 Plan, no dividends or dividend equivalents may be paid in respect of Qualified
RSUs prior to the settlement date.
Material French Tax Consequences of the A&R 2016 French Sub-Plan
Upon vesting of the Qualified RSUs, the Company is subject to a favorable social security contribution rate on the value of the shares issued upon vesting of the Qualified RSUs, due in the month following the vesting. Additionally, pursuant to the
Favorable French Regime, recipients of Qualified RSUs will not be taxed upon vesting of the shares of our common stock issued to them. Instead, recipients will be taxed only upon the sale of such shares and, at that time, may benefit from a favorable tax regime.
The tax consequences of participating in the A&R 2016 French Sub-Plan may vary with respect to individual situations and it should be noted that income tax laws, regulations and interpretations thereof change frequently. Participants in the A&R 2016
French Sub-Plan should rely upon their own tax advisors for advice concerning the specific tax consequences applicable to them, including the applicability and effect of state, local and foreign tax laws.
New Plan Benefits under the 2018 Plan
Future awards under the 2018 Plan will be granted at the discretion of the Committee, and, therefore, the types, numbers, recipients and other terms of such awards cannot be determined at this time. Information regarding our recent practices with respect to equity-based compensation under our 2018 Plan is presented elsewhere in this Proxy Statement and in our
Annual Report on Form 10-K for the fiscal year ended December 31, 2025. No options have been granted under the 2018 Plan since its original adoption. As of March 23, 2026, the last reported sale price of the Company’s common stock on the NYSE was $40.16 per share. For the value of the equity awards received by our Named Executive Officers and non-employee directors during 2025, please see the Grants of Plan Based Awards Table and Director Compensation Table, respectively. If our shareholders decline to approve the 2018 Incentive Compensation Plan Amendment, the 2018 Incentive Compensation
Plan Amendment will not become effective.

2026 Proxy Statement	105

About Lazard	Proxy Summary	Item 1 - Election of Directors	Corporate Governance	Item 2 - Executive Compensation	Item 3 - Declassification of Board	Item 4 - Incentive Compensation Plan	Item 5 - Ratification of Independent Auditors	Stock Ownership Information	General Information
Additional Information Regarding the 2018 Plan and our 2008 Incentive
Compensation Plan
The following table provides information as of December 31, 2025 regarding securities issued under the 2018 Plan and 2008
Incentive Compensation Plan.

	Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the Second Column)
Equity compensation plans approved by security holders	2018 Incentive Compensation Plan(1)	24,260,916		(4)	15,869,309
Equity compensation plans approved by security holders	2008 Incentive Compensation Plan(2)	37,151	(3)	(4)	—
Total		24,298,067	(3)		15,869,309
(1)Our 2018 Incentive Compensation Plan was approved by the shareholders of Lazard on April 24, 2018 and was amended on
April 29, 2021 and on May 9, 2024, in each case to increase the number of shares authorized for issuance under the 2018 Plan.
The aggregate number of shares authorized for issuance under the 2018 Plan (prior to the proposed 2018 Incentive Compensation Plan amendment) is 70 million. The 2018 Plan replaced the 2008 Incentive Compensation Plan, which was terminated on April 24, 2018.
(2)Our 2008 Incentive Compensation Plan was approved by the shareholders of Lazard on May 6, 2008. The 2008 Incentive Compensation
Plan was terminated on April 24, 2018, although awards granted under the 2008 Incentive Compensation Plan remain outstanding and continue to be subject to its terms.
(3)Represents outstanding stock unit awards and PIPRs, after giving effect to forfeitures, as of December 31, 2025. As of that date, the only grants made under the 2018 Incentive Compensation Plan have been in the form of stock unit awards and profits interest participation rights. See Note 16 of Notes to Consolidated Financial Statements contained in our 2025 Annual Report for a description of the plans.
(4)Each restricted stock unit awarded under our 2018 Incentive Compensation Plan and 2008 Incentive Compensation Plan was granted at no cost to the persons receiving them and represents the contingent right to receive the equivalent number of shares of common stock.
Performance-based units awarded represent the contingent right to receive common stock based on the achievement of both performance-based and market-based criteria, the number of shares of common stock that ultimately may be received generally will range from zero to 2.4 times the target number. Profits interest participation rights, including P-PIPRs and excluding SP-PIPRs, represent the contingent right to receive the equivalent number of shares of common stock in exchange for such rights, subject to the satisfaction of certain vesting criteria and the Minimum Value Condition, and, in the case of P-PIPRs, certain performance-based criteria and beginning with P-PIPRs granted in 2021, incremental market-based conditions. For P-PIPRs granted prior to February 2021, the number of shares of common stock that ultimately may be received generally will range from zero to two times the target number. For P-PIPRs awards granted beginning in February 2021, subject to both performance-based and incremental market-based criteria, the number of shares that may be received will range from zero to 2.4 times the target number. SP-PIPRs are eligible to vest in three tranches based on the achievement of service conditions and Tranche-specific common stock milestones. See Note 16 of Notes to Consolidated Financial Statements contained in our 2025 Annual Report.

106	2026 Proxy Statement

Audit Matters

ITEM 5	Ratification of Appointment of Independent Registered Public Accounting Firm

The Audit Committee has recommended the selection of
Deloitte & Touche LLP as our independent registered public
accounting firm for the 2026 fiscal year, subject to shareholder ratification. Deloitte will audit our consolidated financial statements for the 2026 fiscal year and perform other services.
Deloitte acted as Lazard’s independent registered public
accounting firm for the year ended December 31, 2025 and has acted in such capacity since 2000. In addition to this
appointment, shareholders are requested to authorize the Board of Directors, acting by the Audit Committee, to set the
remuneration for Deloitte for their audit of the Company for the year ended December 31, 2026. A Deloitte representative will be present at the meeting to answer any questions.
BOARD OF DIRECTORS’ RECOMMENDATION
If a majority of the votes cast on this matter are not cast in favor of the ratification of the appointment of Deloitte, the Board of
Directors, in its discretion, may select another independent auditor as soon as possible.
Unless otherwise directed in the proxy, the persons named in the proxy will vote FOR the ratification of the appointment of Deloitte.
The Board recommends you vote “FOR” the ratification of the appointment of Deloitte & Touche LLP.

2026 Proxy Statement	107

About Lazard	Proxy Summary	Item 1 - Election of Directors	Corporate Governance	Item 2 - Executive Compensation	Item 3 - Declassification of Board	Item 4 - Incentive Compensation Plan	Item 5 - Ratification of Independent Auditors	Stock Ownership Information	General Information
Fees of Independent Registered Public
Accounting Firm
For the fiscal years ended December 31, 2025 and 2024, fees for services provided by Deloitte and its affiliates were as follows (in thousands of dollars):

Fees	Year Ended
	December 31, 2025	December 31, 2024
Audit Fees for the audit of the Company’s annual financial statements, the audit of the effectiveness of the Company’s internal control over financial reporting and reviews of the financial statements included in the Company’s quarterly reports on Form 10-Q, including services in connection with statutory and regulatory filings or engagements	$9,402	$9,923
Audit-Related Fees, including fees for audits of employee benefit plans, computer and control-related attest services, agreed-upon procedures, regulatory and compliance reviews, and fund audits	$2,238	$1,193
Tax Fees for tax advisory and compliance services not related to the audit	$770	$859
All Other Fees(1)	$20	$278
(1)Represents fees for subscriptions, training, and services related to vendor selection and implementation activities for a software package that were provided to the Company by affiliates of Deloitte & Touche LLP that were unrelated to the audit, audit-related and tax services described above.
The Audit Committee has adopted a policy regarding pre-approval of audit and non-audit services provided by our independent auditor to the Company and its subsidiaries. The policy provides the guidelines necessary to adhere to Lazard’s commitment to auditor independence and compliance with relevant laws, regulations and guidelines relating to auditor independence. The policy sets forth four categories of permitted services (Audit, Audit-Related, Tax and Other), listing the types of permitted services in each category. All of the permitted services require pre-approval by the Committee. In lieu of
Committee pre-approval on an engagement-by-engagement basis, each category of permitted services, with reasonable detail as to the types of services contemplated, is pre-approved as part of the annual budget approval by the Committee. Permitted services not contemplated during the budget process must be presented to the Committee for approval prior to the commencement of the relevant engagement. The Committee Chair, or, if he is not available, any other member of the
Committee, may grant approval for any such engagement if approval is required prior to the next scheduled meeting of the
Committee. All of the fees paid to Deloitte in 2025 were pre-approved in accordance with these procedures, and there were no services for which the de minimis exception permitted in certain circumstances under SEC rules was utilized.

108	2026 Proxy Statement

About Lazard	Proxy Summary	Item 1 - Election of Directors	Corporate Governance	Item 2 - Executive Compensation	Item 3 - Declassification of Board	Item 4 - Incentive Compensation Plan	Item 5 - Ratification of Independent Auditors	Stock Ownership Information	General Information
Audit Committee Report
The primary function of the Audit Committee (in this report, the “Committee”) is to assist the Board of Directors in its oversight of the Company’s financial reporting process. The Committee operates pursuant to a charter approved by our Board of
Directors. Management is responsible for the Company’s financial statements, the overall reporting process and the system of internal controls, including internal control over financial reporting. The independent registered public accounting firm, or the independent auditor, is responsible for conducting annual audits and quarterly reviews of the Company’s financial statements and expressing an opinion as to the conformity of the annual financial statements with generally accepted accounting principles in the United States of America, or GAAP, as well as an opinion regarding the Company’s internal control over financial reporting.
In the performance of its oversight function, the Committee has reviewed and discussed the audited financial statements as of and for the year ended December 31, 2025 with management and the independent auditor. The Committee has also discussed with the independent auditor the matters required to be discussed by the applicable requirements of the Public
Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission. Finally, the Committee has
received the written disclosures and the letter from the independent auditor required by PCAOB Rule 3526, Communications with Audit Committees Concerning Independence, has considered whether the provision of other non-audit services by the independent auditor to the Company is compatible with maintaining the independent auditor’s independence and has discussed with the independent auditor the independent auditor’s independence.
It is not the duty or responsibility of the Committee to conduct auditing or accounting reviews or procedures. In performing their oversight responsibility, members of the Committee rely without independent verification on the information provided to them, and on the representations made, by management and the independent auditor. Accordingly, the Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Committee’s considerations and discussions do not assure that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards or that the financial statements are presented in accordance with GAAP.
Based upon the review and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Committee charter, the Committee recommended to our Board of Directors that the audited financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 to be filed with the Securities and Exchange Commission.
Dated as of February 18, 2026
AUDIT COMMITTEE
Stephen R. Howe Jr. (Chair), Ann-Kristin Achleitner, Andrew M. Alper, and Peter Harrison.

2026 Proxy Statement	109

Stock Ownership Information

Beneficial Owners of More Than 5% of Our
Common Stock
As of March 23, 2026, the persons known by us, based on information reported in filings with the SEC, to be beneficial owners of more than 5% of our common stock were as follows:

Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percentage of Shares of Common Stock Beneficially Owned	Percentage of Voting Power(1)
FMR LLC(2) 245 Summer Street Boston, MA 02210	11,260,412	10.07%	11.99%
The Vanguard Group(3) 100 Vanguard Blvd. Malvern, PA 19355	10,525,508	9.42%	11.21%
T. Rowe Price Associates, Inc.(4) 1307 Point Street Baltimore, MD 21231	7,759,451	6.94%	8.26%
BlackRock, Inc.(5) 50 Hudson Yards New York, NY 10001	7,478,006	6.69%	7.96%
(1)The voting power of our common stock is based on 111,728,757 shares of our common stock issued and outstanding as of
January 30, 2026 less 17,820,877 shares of our common stock held in treasury.
(2)Shares of our common stock beneficially owned by FMR LLC are based on a Schedule 13G/A that was filed on March 6, 2026.
(3)Shares of our common stock beneficially owned by The Vanguard Group are based solely on a Schedule 13G/A that was filed on
February 13, 2024. On March 27, 2026, The Vanguard Group filed a Schedule 13G/A in connection with an internal reorganization that reported beneficial ownership of 0.0% of our common stock as of March 13, 2026.  In the March 27, 2026 Schedule 13G/A, The Vanguard
Group noted that certain subsidiaries or business divisions of subsidiaries of The Vanguard Group that formerly had, or were deemed to have, beneficial ownership with The Vanguard Group, will report beneficial ownership separately (on a disaggregated basis) from The
Vanguard Group.
(4)Shares of our common stock beneficially owned by T. Rowe Price Associates, Inc. are based on a Schedule 13G/A that was filed on
November 14, 2025.
(5)Shares of our common stock beneficially owned by BlackRock, Inc. are based on a Schedule 13G/A that was filed on July 17, 2025.

110	2026 Proxy Statement

About Lazard	Proxy Summary	Item 1 - Election of Directors	Corporate Governance	Item 2 - Executive Compensation	Item 3 - Declassification of Board	Item 4 - Incentive Compensation Plan	Item 5 - Ratification of Independent Auditors	Stock Ownership Information	General Information
Beneficial Ownership of Directors and
Executive Officers
The following table shows the number of shares of our common stock that each director, each NEO, and all directors and executive officers as a group have reported as owning beneficially as of March 20, 2026 (including any equity awards which are scheduled to vest within 60 days of that date). To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The address for each listed person is c/o Lazard, Inc.,
30 Rockefeller Plaza, New York, New York 10112.

Name of Beneficial Owner	Shares of Common Stock (assuming conversion of applicable equity awards)(1)(2)	Percentage of Common Stock Beneficially Owned	Percentage of Voting Power(3)
Ann-Kristin Achleitner	23,259	*	*
Andrew M. Alper	98,849	*	*
Mary Ann Betsch	15,152	*	*
Tracy Farr	2,889	*	*
Peter Harrison	4,892	*	*
Christopher Hogbin	11,829	*	*
Stephen R. Howe Jr.	10,398	*	*
Michelle Jarrard	43,379	*	*
Iris Knobloch	38,150	*	*
Peter R. Orszag	210,942	*	*
Evan L. Russo(4)	441,197	*	*
Alexandra Soto	148,185	*	*
Dan Schulman	10,679	*	*
Dmitry Shevelenko	2,126	*	*
Christian A. Weideman	—	*	*
All directors and executive officers as a group (15 persons)	1,061,926	0.95%	1.13%
*Less than 1% beneficially owned.
(1)Equity incentive awards granted to our executive officers that vest more than 60 days after March 20, 2026 have not been included in the table above in accordance with SEC rules. For a discussion of equity awards that have been granted to our NEOs, see Compensation of
Executive Officers—Outstanding Equity Awards at 2025 Fiscal Year-End above.
(2)This column also includes shares of our common stock that are subject to issuance in the future with respect to the DSUs issued to our non-employee directors in the following aggregate amounts: Dr. Achleitner, 23,259 shares; Mr. Alper, 98,849 shares; Mr. Harrison,
4,892 shares; Mr. Howe, 10,398 shares; Ms. Jarrard, 43,379 shares; Ms. Knobloch, 38,150 shares; Mr. Schulman, 10,679 shares; and
Mr. Shevelenko, 2,126 shares. These DSUs convert to shares of our common stock on a one-for-one basis only after a director resigns from, or otherwise ceases to be a member of, the Board. See Director Compensation for 2025 above.
(3)For purposes of this calculation, the voting power of our common stock excludes 17,820,877 shares held in treasury as of
January 30, 2026.
(4)Includes 19,336 shares of our common stock indirectly beneficially owned by Mr. Russo in a limited liability company, which is beneficially owned by Mr. Russo directly and indirectly through a trust.

2026 Proxy Statement	111

General Information

WHO CAN VOTE
Holders of our common stock, as recorded in our share register at the close of business on April 6, 2026, the record date, may vote at the annual meeting and any adjournment or postponement thereof. As of January 30, 2026, there were 111,728,757 shares of our common stock outstanding (including 17,820,877 shares held by our subsidiaries, which shares are not counted for purposes of the voting calculations set forth in this Proxy Statement).
VOTING YOUR PROXY
You may vote by attending the virtual meeting or by proxy. We recommend you vote by proxy even if you plan to attend the virtual meeting. You can always change your vote at the virtual meeting. Most shareholders have a choice of proxy voting by using a toll-free telephone number, voting through the internet or, if they received their proxy materials by regular mail, completing the proxy card and mailing it in the postage-paid envelope provided. If you received your materials by regular mail, please refer to your proxy card or the information forwarded by your broker, bank or other holder of record to see which options are available to you. Executors, administrators, trustees, guardians, attorneys, and other representatives voting on behalf of a shareholder should indicate the capacity in which they are signing, and corporations should vote by an authorized officer whose title should be indicated.
HOW PROXIES WORK
Lazard’s Board of Directors is asking for your proxy. Giving us your proxy means you authorize us to vote your shares at the meeting, or at any adjournment or postponement thereof, in the manner you direct. You may vote for all, some or none of our director nominees. You may also vote for or against the other proposals or abstain from voting. If you sign and return a proxy card or otherwise vote by telephone or the internet but do not specify how to vote, we will vote your shares: FOR each of our director nominees; FOR a non-binding advisory vote regarding executive compensation as described in this Proxy Statement;
FOR the amendment of our Certificate of Incorporation to declassify our Board of Directors; FOR the amendment of the 2018
Incentive Compensation Plan; and FOR ratifying the appointment of Deloitte & Touché LLP as our independent registered public accounting firm for 2026. The enclosed proxy also confers discretionary authority with respect to amendments or variations to the matters identified in the Notice of 2026 Annual Meeting of Shareholders and with respect to other matters that may be properly brought before the meeting or any adjournment or postponement thereof. As of the date of this Proxy
Statement, we do not know of any other business that will be presented at the meeting. If other business shall properly come before the meeting, the persons named in the proxy will vote according to their best judgment.
REVOKING YOUR PROXY
You may revoke your proxy before it is voted by submitting a new proxy with a later date, by attending and voting during the virtual meeting or by sending written notification addressed to:
Lazard, Inc.
30 Rockefeller Plaza
New York, NY 10112
Attn: Shari L. Soloway, Corporate Secretary
Mere attendance at the meeting will not revoke a proxy that was previously submitted to us.

112	2026 Proxy Statement

About Lazard	Proxy Summary	Item 1 - Election of Directors	Corporate Governance	Item 2 - Executive Compensation	Item 3 - Declassification of Board	Item 4 - Incentive Compensation Plan	Item 5 - Ratification of Independent Auditors	Stock Ownership Information	General Information
QUORUM AND CONDUCT OF MEETING
In order to carry on the business of the meeting, we must have a quorum. This means that at least two shareholders must be present at the meeting, either by attending the virtual meeting or by proxy, and those shareholders must generally hold shares representing more than 50% of the votes that may be cast by all shareholders having the right to attend and vote at the meeting. The chairman of the meeting will have broad authority to conduct the meeting so that the business of the meeting is carried out in an orderly and timely manner. In doing so, the chairman will have broad discretion to establish reasonable rules for discussion, comments and questions during the meeting. The chairman also is entitled to rely upon applicable law regarding disruptions or disorderly conduct to ensure that the meeting is conducted in a manner that is fair to all participants.
ATTENDANCE AT THE ANNUAL MEETING
The 2026 Annual Meeting of Shareholders will be held in virtual format only. Only shareholders, their proxy holders and our guests may attend the virtual meeting. If you are a holder of record and plan to attend the virtual meeting, please indicate this when you vote. We have structured the virtual annual meeting to provide shareholders the same rights as if the meeting were held in person, including the ability to vote electronically during the meeting and to ask questions in accordance with the rules of conduct for the meeting. You may attend, vote and submit questions during the virtual meeting by visiting our annual meeting website at www.virtualshareholdermeeting.com/LAZ2026. To participate in the virtual meeting, you will need the 16-digit control number included on your notice of internet availability of the proxy materials, proxy card or on the instructions that accompanied your proxy materials. If you have any questions about your control number, please contact the bank, broker, or other nominee that holds your shares. The virtual meeting will begin promptly at 10:00 a.m., Eastern
Daylight Time. Online check-in will begin at 9:30 a.m., Eastern Daylight Time, and you should allow ample time for the online check-in procedures.
VOTES NEEDED
Though our By-laws require that a nominee must receive a plurality of all the votes cast at a meeting of stockholders at which a quorum is present by holders of the shares present and in attendance at the virtual meeting or represented by proxy at the meeting and entitled to vote on the election of directors, we have adopted a majority vote policy described in additional detail under “Election of Directors—Majority Vote Policy,” which generally requires that a director receive a majority of the votes cast in order to be elected in an “uncontested election of directors” (as defined below). See Election of Directors—Majority Vote
Policy for additional information regarding our majority vote policy. Votes withheld from any director nominee will not be counted in such nominee’s favor. With respect to all other matters to be acted on at the meeting other than the approval of the amendment to our Certificate of Incorporation to declassify the Board (Item 3), the affirmative vote of a majority of the combined voting power of all of the shares of our common stock present or represented and entitled to vote on the subject matter is required. The approval of the amendment to our Certificate of Incorporation to declassify the Board (Item 3) requires the affirmative vote of the holders of not less than 66 2/3% of the voting power of all outstanding shares of capital stock of the
Company entitled to vote generally in the election of directors.
As permitted by Delaware law, we treat abstentions as present and entitled to vote for purposes of determining a quorum, and, in accordance with our By-laws, abstentions are counted as a vote “against” a proposal in the calculation for determining whether any proposal received a sufficient amount of votes at the meeting. With regard to “broker non-votes,” we also treat such shares as present for purposes of determining a quorum. For all proposals other than the approval of the amendment to our Certificate of Incorporation to declassify the Board (Item 3), broker non-votes are not counted in the calculation for determining whether the relevant proposal received a sufficient amount of votes at the meeting. For the approval of the amendment to our Certificate of Incorporation to declassify the Board (Item 3), broker non-votes are counted the same as a vote “against” such proposal. A “broker non-vote” is a proxy submitted by a broker or other nominee in which the broker or other nominee does not vote on behalf of a client on a particular matter for lack of instruction when such instruction is required by the rules of the NYSE. Brokers may no longer use discretionary authority to vote on matters that are not considered
“routine.” The vote in connection with the ratification of the appointment of our independent registered public accounting firm
(Item 5) is considered “routine.” The votes in connection with all other matters to be acted on at the meeting are not considered
“routine.” If you do not submit voting instructions to your broker or other nominee, we expect that your shares will be treated as broker non-votes.

2026 Proxy Statement	113

About Lazard	Proxy Summary	Item 1 - Election of Directors	Corporate Governance	Item 2 - Executive Compensation	Item 3 - Declassification of Board	Item 4 - Incentive Compensation Plan	Item 5 - Ratification of Independent Auditors	Stock Ownership Information	General Information
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL
MEETING OF SHAREHOLDERS TO BE HELD ON MAY 21, 2026
This Proxy Statement and the 2025 Annual Report can be viewed on our website at www.lazard.com. Most shareholders may elect to either view future proxy statements and annual reports over the internet or receive paper copies in the mail. If you are a shareholder of record, you may make this election by following the instructions provided when you vote over the internet.
If you hold your Lazard common stock through a bank, broker or other holder of record, please refer to the information provided by that entity for instructions on how to elect to receive our future proxy statements and annual reports.
COST OF THIS PROXY SOLICITATION
We pay the expenses of preparing the proxy materials and soliciting this proxy. We have engaged Alliance Advisors, LLC to assist in the solicitation and distribution of proxy materials and we expect to pay Alliance Advisors, LLC a fee of approximately
$15,000, plus reasonable out-of-pocket costs and expenses, for its services. We also reimburse brokers and other nominees for their expenses in sending these materials to you and obtaining your voting instructions. In addition to this distribution, proxies may be solicited personally, electronically, by mail or by telephone by our directors, officers, other employees or our agents. If any of our directors, officers and other employees assist in soliciting proxies, they will not receive additional compensation for those services.
MULTIPLE SHAREHOLDERS SHARING SAME ADDRESS
If you and other residents at your mailing address with the same last name own shares of our common stock through a bank or broker, your bank or broker may have sent you a notice that your household will receive only one Notice or one annual report and proxy statement for each company in which the members of your household hold stock through that bank or broker. This practice of sending only one copy of proxy materials to holders residing at a single address is known as “householding,” and was authorized by the SEC to allow multiple investors residing at the same address the convenience of receiving a single copy of the Notice or of the annual reports, proxy statements and other disclosure documents, if they consent to do so. If you did not respond that you did not want to participate in householding, you were deemed to have consented to the process. If you did not receive a householding notice from your bank or broker, you can request householding by contacting that entity. You also may revoke your consent to householding at any time by contacting your bank or broker.
If you wish to receive a separate paper copy of this Proxy Statement or the 2025 Annual Report, you may call (212) 632-6899, visit our website at www.lazard.com, send an e-mail to: investorrelations@lazard.com or write to:
Lazard, Inc.
30 Rockefeller Plaza
New York, NY 10112
Attn: Investor Relations
SHAREHOLDER PROPOSALS FOR 2027 ANNUAL MEETING
Proxy Statement Proposals. Under the rules of the SEC, proposals that shareholders seek to have included in the proxy statement for our next annual meeting of shareholders must be received by the Corporate Secretary of the Company not later than December 11, 2026.
Other Proposals and Nominations. Our By-laws govern the submission of nominations for director or other business proposals that a shareholder wishes to have considered at a meeting of shareholders, but which are not included in the
Company’s proxy statement for that meeting. Under our By-laws, nominations for director or other business proposals to be addressed at our next annual meeting may be made by a shareholder entitled to vote who has delivered a notice to the
Corporate Secretary of the Company no later than the close of business on February 20, 2027, and not earlier than
January 21, 2027. The notice must contain the information required by the By-laws. In addition to satisfying the foregoing advance notice deadlines and information requirements set forth in our By-laws, any shareholder intending to submit a nomination for director to the Board other than the Company’s nominees must comply with the additional requirements prescribed by Rule 14a-19 under the Exchange Act.
These advance notice provisions are in addition to, and separate from, the requirements that a shareholder must meet in order to have a proposal included in the proxy statement under the rules of the SEC.

114	2026 Proxy Statement

About Lazard	Proxy Summary	Item 1 - Election of Directors	Corporate Governance	Item 2 - Executive Compensation	Item 3 - Declassification of Board	Item 4 - Incentive Compensation Plan	Item 5 - Ratification of Independent Auditors	Stock Ownership Information	General Information
A proxy granted by a shareholder will give discretionary authority to the proxies to vote on any matters introduced pursuant to the above advance notice By-law provisions, subject to applicable rules of the SEC.
Any proposal or nomination described above should be delivered in writing to the following address:
Lazard, Inc.
30 Rockefeller Plaza
New York, NY 10112
Attn: Shari L. Soloway, Corporate Secretary

2026 Proxy Statement	115

Annex A

Calculation of Non-GAAP Measures
The following tables reconcile financial results reported in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) to the non-GAAP financial measures presented in this Proxy Statement.
Our non-GAAP measures are not meant to be considered in isolation or as a substitute for the corresponding U.S. GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with U.S.
GAAP. We believe that presenting our results on an adjusted basis, when presented in conjunction with measures prepared in accordance with U.S. GAAP, provides a meaningful and useful way for our investors to assess our operating results across periods. Beginning in the first quarter of 2024, we updated the names of certain non-GAAP measures and metrics.
The nomenclature change did not result in any change to the components of our non-GAAP measures and metrics compared to prior periods.
Reconciliation of Adjusted Net Revenue

	Year Ended
	December 31, 2025	December 31, 2024
($ in thousands)
Financial Advisory
Financial Advisory net revenue - U.S. GAAP	$1,834,303	$1,756,183
Adjustments:
Reimbursable deal costs, provision for credit losses and other (a)	(9,433)	(25,764)
Interest expense (credit) (b)	(61)	43
Losses associated with cost-saving initiatives (c)	—	587
Adjusted Financial Advisory net revenue (d)	$1,824,809	$1,731,049

Asset Management
Asset Management net revenue - U.S. GAAP	$1,274,726	$1,186,977
Adjustments:
Noncontrolling interests and similar arrangements (e)	(32,272)	(22,214)
Distribution fees and other (a)	(76,712)	(64,901)
Interest expense (b)	21	12
Adjusted Asset Management net revenue (d)	$1,165,763	$1,099,874

Corporate
Corporate net revenue - U.S. GAAP	($10,182)	$108,677
Adjustments:
Noncontrolling interests and similar arrangements (e)	(13,575)	(7,339)
Gains related to Lazard Fund Interests (“LFI”) and similar arrangements (f)	(24,324)	(16,176)
Interest expense (b)	87,322	87,740
Gain on sale of property (g)	—	(114,271)
Adjusted Corporate net revenue (d)	$39,241	$58,631

116	2026 Proxy Statement

About Lazard	Proxy Summary	Item 1 - Election of Directors	Corporate Governance	Item 2 - Executive Compensation	Item 3 - Declassification of Board	Item 4 - Incentive Compensation Plan	Item 5 - Ratification of Independent Auditors	Stock Ownership Information	General Information

	Year Ended
	December 31, 2025	December 31, 2024
($ in thousands)
Lazard, Inc.
Net revenue - U.S. GAAP	$3,098,847	$3,051,837
Adjustments:
Noncontrolling interests and similar arrangements (e)	(45,847)	(29,553)
Gains related to Lazard Fund Interests (“LFI”) and similar arrangements (f)	(24,324)	(16,176)
Distribution fees, reimbursable deal costs, provision for credit losses and other (a)	(86,145)	(90,665)
Interest expense (b)	87,282	87,795
Losses associated with cost-saving initiatives (c)	—	587
Gain on sale of property (g)	—	(114,271)
Adjusted net revenue (d)	$3,029,813	$2,889,554
(a)Represents certain distribution, introducer and management fees paid to third parties, reimbursable deal costs and provision for credit losses relating to fees and other receivables that are deemed uncollectible, for which an equal amount is excluded for purposes of determining adjusted non-compensation expense.
(b)Interest expense, excluding interest expense incurred by Lazard Frères Banque SA (“LFB”), is added back in determining adjusted net revenue because such expense relates to corporate financing activities and is not considered to be a cost directly related to the revenue of our business.
(c)Represents losses associated with the closing of certain offices as part of the cost-saving initiatives, primarily consisting of the reclassification of currency translation adjustments to earnings from accumulated other comprehensive loss.
(d)Adjusted Financial Advisory net revenue, adjusted Asset Management net revenue, adjusted Corporate net revenue and adjusted net revenue are non-GAAP measures.
(e)Revenue related to the consolidation of noncontrolling interests and similar arrangements are excluded from adjusted net revenue because the Company has no economic interest in such amounts.
(f)Represents changes in the fair value of investments held in connection with LFI and other similar deferred compensation arrangements, for which a corresponding equal amount is excluded from compensation and benefits expense.
(g)Represents gain on the sale of an owned office building.
Reconciliation of Adjusted Compensation and Benefits Expense

	Year Ended
	December 31, 2025	December 31, 2024
($ in thousands)
Compensation and benefits expense - U.S. GAAP	$2,085,384	$2,003,212
Adjustments:
Noncontrolling interests and similar arrangements (a)	(26,081)	(19,961)
Charges pertaining to LFI and similar arrangements (b)	(24,324)	(16,176)
Expenses associated with senior management transition (c)	(50,124)	—
Expenses associated with cost-saving initiatives	—	(46,610)
Expenses associated with sale of property (d)	—	(17,002)
Adjusted compensation and benefits expense (e)	$1,984,855	$1,903,463
Adjusted compensation ratio (e)	65.5%	65.9%
(a)Expenses related to the consolidation of noncontrolling interests and similar arrangements are excluded because the Company has no economic interest in such amounts.
(b)Represents changes in the fair value of the compensation liability recorded in connection with LFI and other similar deferred incentive compensation awards, for which a corresponding equal amount is excluded from adjusted net revenue.
(c)Represents expenses associated with the departure of certain executive officers.
(d)Represents estimated statutory profit-sharing expenses associated with the sale of an owned office building.
(e)Adjusted compensation and benefits expense and adjusted compensation ratio are non-GAAP measures. Adjusted compensation ratio is defined as adjusted compensation and benefits expense, as a percentage of adjusted net revenue.

2026 Proxy Statement	117

About Lazard	Proxy Summary	Item 1 - Election of Directors	Corporate Governance	Item 2 - Executive Compensation	Item 3 - Declassification of Board	Item 4 - Incentive Compensation Plan	Item 5 - Ratification of Independent Auditors	Stock Ownership Information	General Information
Reconciliation of Adjusted Non-Compensation Expense

	Year Ended
	December 31, 2025	December 31, 2024
($ in thousands)
Non-compensation expense - U.S. GAAP	$704,640	$670,390
Adjustments:
Noncontrolling interests and similar arrangements (a)	(5,582)	(2,805)
Distribution fees, reimbursable deal costs, provision for credit losses and other (b)	(86,145)	(90,665)
Amortization and other acquisition-related costs	(105)	(242)
Expenses associated with cost-saving initiatives	—	(1,532)
Adjusted non-compensation expense (c)	$612,808	$575,146
Adjusted non-compensation ratio (c)	20.2%	19.9%
(a)Expenses related to the consolidation of noncontrolling interests and similar arrangements are excluded because the Company has no economic interest in such amounts.
(b)Represents certain distribution, introducer and management fees paid to third parties, reimbursable deal costs and provision for credit losses relating to fees and other receivables that are deemed uncollectible, for which an equal amount is included for purposes of determining adjusted net revenue.
(c)Adjusted non-compensation expense and adjusted non-compensation ratio are non-GAAP measures. Adjusted non-compensation ratio is defined as adjusted non-compensation expense, as a percentage of adjusted net revenue.

118	2026 Proxy Statement

About Lazard	Proxy Summary	Item 1 - Election of Directors	Corporate Governance	Item 2 - Executive Compensation	Item 3 - Declassification of Board	Item 4 - Incentive Compensation Plan	Item 5 - Ratification of Independent Auditors	Stock Ownership Information	General Information
Reconciliation of Adjusted Operating Income

	Year Ended
	December 31, 2025	December 31, 2024
($ in thousands)
Operating income - U.S. GAAP	$327,598	$386,472
Adjustments:
Noncontrolling interests and similar arrangements (a)	(14,184)	(6,787)
Interest expense (b)	87,282	87,795
Amortization and other acquisition-related costs	105	242
Expenses associated with senior management transition (c)	50,124	—
Losses associated with cost-saving initiatives (d)	—	587
Expenses associated with cost-saving initiatives	—	48,142
Gain on sale of property (e)	—	(114,271)
Expenses associated with sale of property (f)	—	17,002
Benefit pursuant to tax receivable agreement obligation (“TRA”) (g)	(18,775)	(8,237)
Adjusted operating income (h)	$432,150	$410,945
Adjusted operating margin (h)	14.3%	14.2%
(a)Revenue and expenses related to the consolidation of noncontrolling interests and similar arrangements are excluded because the
Company has no economic interest in such amounts.
(b)Interest expense, excluding interest expense incurred by LFB, is added back in determining adjusted net revenue because such expense relates to corporate financing activities and is not considered to be a cost directly related to the revenue of our business.
(c)Represents expenses associated with the departure of certain executive officers.
(d)Represents losses associated with the closing of certain offices as part of the cost-saving initiatives, primarily consisting of the reclassification of currency translation adjustments to earnings from accumulated other comprehensive loss.
(e)Represents gain on the sale of an owned office building.
(f)Represents estimated statutory profit-sharing expenses associated with the sale of an owned office building.
(g)Represents the effect of the periodic revaluation of the TRA liability.
(h)Adjusted operating income and adjusted operating margin are non-GAAP measures. Adjusted operating margin is defined as adjusted operating income, as a percentage of adjusted net revenue.

2026 Proxy Statement	119

About Lazard	Proxy Summary	Item 1 - Election of Directors	Corporate Governance	Item 2 - Executive Compensation	Item 3 - Declassification of Board	Item 4 - Incentive Compensation Plan	Item 5 - Ratification of Independent Auditors	Stock Ownership Information	General Information
Reconciliation of Adjusted Net Income and Adjusted Net Income Per Share

	Year Ended
	December 31, 2025	December 31, 2024
($ in thousands, except per share data)
Net Income attributable to Lazard, Inc.
Net income attributable to Lazard, Inc. - U.S. GAAP	$236,831	$279,912
Adjustments:
Expenses associated with senior management transition (a)	50,124	—
Losses associated with cost-saving initiatives (b)	—	587
Expenses associated with cost-saving initiatives	—	48,142
Gain on sale of property (c)	—	(114,271)
Expenses associated with sale of property (d)	—	17,002
Benefit pursuant to tax receivable agreement obligation (“TRA”) (e)	(18,775)	(8,237)
Noncontrolling interests effect of adjustments	—	3
Tax effect of adjustments	(1,816)	20,972
Adjusted net income (f)	$266,364	$244,110

Diluted Weighted Average Shares Outstanding
Diluted weighted average shares outstanding - U.S. GAAP	106,338,079	102,392,171
Adjustment:
Participating securities including profits interest participation rights and other	2,609,833	2,006,077
Adjusted diluted weighted average shares outstanding (g)	108,947,912	104,398,248

Diluted Net Income Per Share
Diluted net income per share - U.S. GAAP	$2.17	$2.68
Diluted net income effect of adjustments	0.27	(0.34)
Adjusted net income per share (f)	$2.44	$2.34
(a)Represents expenses associated with the departure of certain executive officers.
(b)Represents losses associated with the closing of certain offices as part of the cost-saving initiatives, primarily consisting of the reclassification of currency translation adjustments to earnings from accumulated other comprehensive loss.
(c)Represents gain on the sale of an owned office building.
(d)Represents estimated statutory profit-sharing expenses associated with the sale of an owned office building.
(e)Represents the effect of the periodic revaluation of the TRA liability.
(f)Adjusted net income and adjusted net income per share are non-GAAP measures.
(g)A non-GAAP measure which includes units of the long-term incentive compensation program consisting of profits interest participation rights, which are equity incentive awards that, subject to certain conditions, may be exchanged for shares of our common stock.
Certain profits interest participation rights may be excluded from the computations to U.S. GAAP net income per share. In addition, this measure includes the dilutive effect of the weighted average number of shares of common stock issuable from share-based compensation programs.

120	2026 Proxy Statement

Annex B

Standards of Director Independence
The Board has established these guidelines to assist it in determining whether or not directors qualify as “independent”
pursuant to the guidelines and requirements set forth in the New York Stock Exchange’s Corporate Governance Rules.
In each case, the Board will broadly consider all relevant facts and circumstances and shall apply the following standards
(in accordance with the guidance, and subject to the exceptions, provided by the New York Stock Exchange in its Commentary to its Corporate Governance Rules):
1. Employment and commercial relationships affecting independence.
A. Current Relationships. A director will not be independent if: (i) the director is a current partner or current employee of
Lazard’s internal or external auditor; (ii) an immediate family member of the director is a current partner of Lazard’s internal or external auditor; (iii) an immediate family member of the director is (a) a current employee of Lazard’s internal or external auditor and (b) participates in the internal or external auditor’s audit, assurance or tax compliance (but not tax planning)
practice; (iv) the director is a current employee, or an immediate family member of the director is a current executive officer, of an entity that has made payments to, or received payments from, Lazard for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million or 2% of such other company’s consolidated gross revenues; or
(v) an immediate family member of the director is currently an executive officer of Lazard.
B. Relationships within Preceding Three Years. A director will not be independent if, within the preceding three years:
(i) the director is or was an employee of Lazard; (ii) an immediate family member of the director is or was an executive officer of Lazard; (iii) the director or an immediate family member of the director (a) was (but no longer is) a partner or employee of
Lazard’s internal or external auditor and (b) personally worked on Lazard’s audit within that time; (iv) the director or an immediate family member of the director received more than $100,000 in direct compensation in any twelve-month period from
Lazard, other than director and committee fees and pension or other forms of deferred compensation for prior service
(provided such compensation is not contingent in any way on continued service); or (v) a present Lazard executive officer is or was on the Compensation Committee of the Board of Directors of a company that concurrently employed the Lazard director or an immediate family member of the director as an executive officer.
2. Relationships not deemed material for purposes of director independence.
In addition to the provisions of Section 1 above, each of which must be fully satisfied with respect to each independent director, the Board must affirmatively determine that the director has no material relationship with Lazard. To assist the Board in this determination, and as permitted by the New York Stock Exchange’s Corporate Governance Rules, the Board has
adopted the following categorical standards of relationships that are not considered material for purposes of determining a director’s independence. Any determination of independence for a director that does not meet these categorical standards will be based upon all relevant facts and circumstances and the Board shall disclose the basis for such determination in the
Company’s proxy statement.
A. Equity Ownership. A relationship arising solely from a director’s ownership of an equity or limited partnership interest in a party that engages in a transaction with Lazard, so long as such director’s ownership interest does not exceed 5% of the total equity or partnership interests in that other party.
B. Director Status. A relationship arising solely from a director’s position as (i) director or advisory director (or similar position)
of another company or for-profit corporation or organization that engages in a transaction with Lazard or (ii) director or trustee
(or similar position) of a tax exempt organization that engages in a transaction with Lazard (other than a charitable contribution to that organization by Lazard).

2026 Proxy Statement	121

About Lazard	Proxy Summary	Item 1 - Election of Directors	Corporate Governance	Item 2 - Executive Compensation	Item 3 - Declassification of Board	Item 4 - Incentive Compensation Plan	Item 5 - Ratification of Independent Auditors	Stock Ownership Information	General Information
C. Ordinary Course. A relationship arising solely from financial services transactions between Lazard and a company of which a director is an executive officer, employee or owner of 5% or more of the equity of that company, if such transactions are made in the ordinary course of business and on terms and conditions and under circumstances that are substantially similar to those prevailing at the time for companies with which Lazard has a comparable relationship and that do not have a director of Lazard serving as an executive officer.
D. Indebtedness. A relationship arising solely from a director’s status as an executive officer, employee or owner of 5% or more of the equity of a company to which Lazard is indebted at the end of Lazard’s preceding fiscal year, so long as the aggregate amount of the indebtedness of Lazard to such company is not in excess of 5% of Lazard’s total consolidated assets at the end of Lazard’s preceding fiscal year.
E. Charitable Contributions. The director serves as an officer, employee, director or trustee of a tax-exempt organization, and the discretionary charitable contributions by Lazard to the organization are less than the greater of $1 million or 2% of the organization’s aggregate annual charitable receipts during the organization’s preceding fiscal year.
F. Personal Relationships. The director receives products or services (e.g., investment products or investment management services) from Lazard in the ordinary course of business and on substantially the same terms as those prevailing at the time for comparable products or services provided to unaffiliated third parties.
G. Other. Any other relationship or transaction that is not covered by any of the standards listed above and in which the amount involved does not exceed $10,000 in any fiscal year shall not be deemed a material relationship or transaction that would cause a director not to be independent.

122	2026 Proxy Statement

Annex C

FOURTH AMENDMENT TO THE
LAZARD, INC.
2018 INCENTIVE COMPENSATION PLAN
WHEREAS, Lazard, Inc., a Delaware corporation (the “Company”), currently maintains and sponsors the Lazard, Inc.
2018 Incentive Compensation Plan, as amended (the “Plan”);
WHEREAS, Section 13(c) of the Plan provides that the Board of Directors of the Company (“Board”) may amend the
Plan from time to time, except that shareholder approval shall be required for any amendment that would increase the maximum number of shares of common stock, par value $0.01 per share, of the Company (“Shares”) for which awards may be granted under the Plan; and
WHEREAS, the Board has determined it to be in its best interests to amend the Plan as set forth herein (this “Fourth
Amendment”).
NOW, THEREFORE:
1.Effective upon approval by the shareholders of the Company at the Company’s Annual Meeting of Shareholders on
May 21, 2026, Section 3(a) of the Plan shall be, and hereby is, amended to increase the aggregate number of Shares for which awards may be granted under the Plan by 25,000,000.  Therefore, a new sentence is hereby added to Section 3(a)
immediately following the second sentence to read as follows:
“In addition, effective as of May 21, 2026, subject to adjustment as provided in Section 3(c), the maximum number of
Shares that may be issued or paid under or with respect to all Awards (considered in the aggregate) granted under the
Plan shall be increased by an additional 25,000,000 Shares”.
2.Except as modified by this Fourth Amendment, all of the terms and conditions of the Plan shall remain valid and in full force and effect.
IN WITNESS WHEREOF, Company has executed this Fourth Amendment to the Lazard, Inc. 2018 Incentive
Compensation Plan as of May 21, 2026.

LAZARD, INC.
By:
Name:
Title:

Our Guiding Principles

Our Guiding Principles reflect Lazard’s distinctive culture and our aspirations for the future. They have shaped our success in the past, and they point the way toward sustainable growth.

Excellence

We put our clients’ interests first, act with conviction, and uphold the highest standards of integrity. We embrace innovation and continually foster a commercial culture focused on our clients’ success.

Empowerment

We encourage intellectual curiosity and empower our colleagues to learn and grow. We cultivate an inclusive workplace where a variety of perspectives are respected and valued.

Engagement

We apply local insights with global perspective and work collegially to deliver the firm’s best thinking for our clients. We embrace our stewardship of a great heritage, leading with drive and ambition to build for the future.

LAZARD, INC.
30 ROCKEFELLER PLAZA
NEW YORK, NY 10112

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/LAZ2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V90256-P47653

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

LAZARD, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Peter R. Orszag
02) Michelle Jarrard
03) Iris Knobloch

The Board of Directors recommends you vote FOR the following Items 2, 3, 4, and 5:

	For	Against	Abstain
2. Non-binding advisory vote regarding executive compensation.	☐	☐	☐
3. Approval of the amendment of Lazard, Inc.'s Certificate of Incorporation to declassify the Board of Directors.	☐	☐	☐
4. Approval of the amendment to the Lazard Inc. 2018 Incentive Compensation Plan.	☐	☐	☐
5. Ratification of the appointment of Deloitte & Touche LLP as Lazard, Inc.'s independent registered public accounting firm for 2026 and authorization of Lazard, Inc.'s Board of Directors, acting by its Audit Committee, to set their remuneration.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

V90257-P47653

LAZARD, INC.
MAY 21, 2026 at 10:00 a.m. Eastern Daylight Time
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE 2026 ANNUAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Christian A. Weideman and Shari L. Soloway as proxies (each with power to act alone and with the power of substitution) of the undersigned to vote all shares the undersigned would be entitled to vote at the Annual Meeting of Shareholders of Lazard, Inc. to be held on May 21, 2026 at 10:00 a.m. Eastern Daylight Time, and at any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTIONS ARE MADE, IT WILL BE VOTED "FOR ALL" WITH RESPECT TO ITEM 1 AND "FOR" ITEMS 2, 3, 4, AND 5. THE PROXY HOLDERS ARE ALSO AUTHORIZED TO VOTE UPON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF, UTILIZING THEIR OWN DISCRETION AS SET FORTH IN THE NOTICE OF 2026 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT.

Continued and to be signed on reverse side